================================================================================

                                  $600,000,000

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT,

                           dated as of June 29, 2004,

                                      among

                WINN-DIXIE STORES, INC. AND CERTAIN SUBSIDIARIES,

                                as the Borrowers,

                VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS
                        FROM TIME TO TIME PARTIES HERETO,

                                 as the Lenders,

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (formerly known as First Union Bank National Bank),
                  as the Administrative Agent for the Lenders,

                          GMAC COMMERCIAL FINANCE LLC,
                    as the Syndication Agent for the Lenders,

         WELLS FARGO FOOTHILL, LLC, GENERAL ELECTRIC CAPITAL CORPORATION
                    and THE CIT GROUP/BUSINESS CREDIT, INC.,
                   as Co-Documentation Agents for the Lenders,

                                       and

                    CONGRESS FINANCIAL CORPORATION (FLORIDA),
               as the Collateral Monitoring Agent for the Lenders



                         WACHOVIA CAPITAL MARKETS, LLC,
                      as Sole Arranger and Sole Bookrunner

================================================================================

                                TABLE OF CONTENTS

                                                                                                  Page

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.1. Defined Terms .....................................................................     2
SECTION 1.2. Use of Defined Terms ..............................................................    39
SECTION 1.3. Cross-References ..................................................................    39
SECTION 1.4. Accounting and Financial Determinations ...........................................    39

                                   ARTICLE II
                      COMMITMENTS, BORROWING AND ISSUANCE
                    PROCEDURES, NOTES AND LETTERS OF CREDIT

SECTION 2.1. Commitments .......................................................................    39
SECTION 2.1.1. Revolving Loan Commitment and Swing Line Loan Commitment ........................    39
SECTION 2.1.2. Subfacility Letter of Credit Commitment; Existing Letters of Credit .............    41
SECTION 2.1.3. Standby Letter of Credit Commitment .............................................    43
SECTION 2.2. Reduction of the Commitment Amounts ...............................................    44
SECTION 2.2.1. Optional ........................................................................    44
SECTION 2.2.2. Mandatory .......................................................................    44
SECTION 2.3. Borrowing Procedures ..............................................................    44
SECTION 2.3.1. Borrowing Procedure .............................................................    44
SECTION 2.3.2. Swing Line Loans ................................................................    45
SECTION 2.4. Continuation and Conversion Elections .............................................    46
SECTION 2.5. Funding ...........................................................................    46
SECTION 2.6. Issuance Procedures ...............................................................    46
SECTION 2.6.1. Other Lenders' Participation ....................................................    47
SECTION 2.6.2. Disbursements ...................................................................    47
SECTION 2.6.3. Reimbursement ...................................................................    47
SECTION 2.6.4. Deemed Disbursements ............................................................    48
SECTION 2.6.5. Nature of Reimbursement Obligations .............................................    48
SECTION 2.7. Register; Notes ...................................................................    49
SECTION 2.8. Extensions of Stated Maturity Date ................................................    50
SECTION 2.9. Joint and Several Liability .......................................................    50

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1. Repayments and Prepayments ........................................................    51
SECTION 3.1.1. Repayments and Prepayments ......................................................    51
SECTION 3.2. Interest Provisions ...............................................................    52
SECTION 3.2.1. Rates ...........................................................................    52
SECTION 3.2.2. Default Rates ...................................................................    52
SECTION 3.2.3. Payment Dates ...................................................................    52
SECTION 3.3. Fees ..............................................................................    53
SECTION 3.3.1. Unused Line Fee .................................................................    53
SECTION 3.3.2. Agents' Fees ....................................................................    53

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
SECTION 3.3.3. Subfacility Letter of Credit Fee ................................................    53
SECTION 3.3.4. Standby Letter of Credit Fee ....................................................    54

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

SECTION 4.1. LIBO Rate Lending Unlawful ........................................................    54
SECTION 4.2. Deposits Unavailable; Market Disruptions ..........................................    54
SECTION 4.3. Increased LIBO Rate Loan Costs, etc. ..............................................    54
SECTION 4.4. Funding Losses ....................................................................    55
SECTION 4.5. Increased Capital Costs ...........................................................    55
SECTION 4.6. Taxes .............................................................................    55
SECTION 4.7. Payments, Computations, etc. ......................................................    57
SECTION 4.8. Sharing of Payments ...............................................................    58
SECTION 4.9. Setoff ............................................................................    58
SECTION 4.10. Defaulting Lenders ...............................................................    58
SECTION 4.11. Replacement of Lenders ...........................................................    59

                                   ARTICLE V
           CONDITIONS TO EFFECTIVENESS AND INITIAL CREDIT EXTENSIONS

SECTION 5.1. Effectiveness and Initial Credit Extension ........................................    59
SECTION 5.1.1. Resolutions, etc. ...............................................................    59
SECTION 5.1.2. Closing Date Certificate ........................................................    60
SECTION 5.1.3. Refinancing of Outstanding Indebtedness, etc. ...................................    60
SECTION 5.1.4. Closing Fees, Expenses, etc. ....................................................    60
SECTION 5.1.5. Financial Information, etc. .....................................................    60
SECTION 5.1.6. Compliance Certificate ..........................................................    61
SECTION 5.1.7. Opinions of Counsel .............................................................    61
SECTION 5.1.8. Filings. ........................................................................    61
SECTION 5.1.9. Reaffirmation ...................................................................    61
SECTION 5.1.10. Solvency, etc ..................................................................    61
SECTION 5.1.11. Pledge Agreements ..............................................................    61
SECTION 5.1.12. Foreign Pledge Agreements ......................................................    61
SECTION 5.1.13. Security Agreement Searches and Filings ........................................    61
SECTION 5.1.14. Insurance ......................................................................    62
SECTION 5.1.15. Mortgage Amendments.  The Agents shall have received the following: ............    62
SECTION 5.1.16. Collateral Access Agreements ...................................................    63
SECTION 5.1.17. Delivery of Notes ..............................................................    63
SECTION 5.1.18. Perfection Certificate .........................................................    64
SECTION 5.1.19. Adjusted Excess Availability ...................................................    64
SECTION 5.1.20. No Material Adverse Change .....................................................    64
SECTION 5.1.21. Field Review and Appraisal .....................................................    64
SECTION 5.1.22. Blocked Account Agreements .....................................................    64
SECTION 5.1.23. Processor Letters ..............................................................    64
SECTION 5.1.24. Required Consents and Approvals ................................................    64
SECTION 5.1.25. Existing Security Documents ....................................................    65
SECTION 5.1.26. Direction Letters ..............................................................    65
SECTION 5.1.27. Securities Control Agreements ..................................................    65
SECTION 5.2. All Credit Extensions .............................................................    65
SECTION 5.2.1. Compliance with Warranties, No Default, etc. ....................................    65

SECTION 5.2.2. Credit Extension Request, etc. ..................................................    65
SECTION 5.2.3. Satisfactory Legal Form .........................................................    66

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

SECTION 6.1. Organization, etc. ................................................................    66
SECTION 6.2. Due Authorization, Non-Contravention, etc. ........................................    66
SECTION 6.3. Government Approval, Regulation, etc. .............................................    66
SECTION 6.4. Validity, etc. ....................................................................    67
SECTION 6.5. Financial Information .............................................................    67
SECTION 6.6. No Material Adverse Change ........................................................    67
SECTION 6.7. Litigation. .......................................................................    67
SECTION 6.8. Subsidiaries ......................................................................    67
SECTION 6.9. Ownership of Properties ...........................................................    68
SECTION 6.10. Taxes ............................................................................    68
SECTION 6.11. Pension and Welfare Plans ........................................................    68
SECTION 6.12. Environmental Warranties .........................................................    68
SECTION 6.13. Accuracy of Information ..........................................................    69
SECTION 6.14. Regulations U and X ..............................................................    69
SECTION 6.15. Issuance of Subordinated Debt; Status of Obligations as Senior
              Indebtedness, etc. ...............................................................    70
SECTION 6.16. Solvency .........................................................................    70
SECTION 6.17. Capitalization ...................................................................    70
SECTION 6.18. Compliance with Laws; Authorizations .............................................    71
SECTION 6.19. No Contractual or Other Restrictions .............................................    71
SECTION 6.20. Absence of Any Undisclosed Liabilities ...........................................    71
SECTION 6.21. Intellectual Property ............................................................    71
SECTION 6.22. Priority of Security Interests ...................................................    71
SECTION 6.23. Material Contracts ...............................................................    72
SECTION 6.24. Subsidiary Guarantors ............................................................    72
SECTION 6.25. Accounts .........................................................................    72
SECTION 6.26. Labor Disputes ...................................................................    72
SECTION 6.27. Distribution Centers .............................................................    72
SECTION 6.28. Credit Card Issuers and Credit Card Processors ...................................    72
SECTION 6.29. Payable Practices ................................................................    73
SECTION 6.30. Direction Banks ..................................................................    73
SECTION 6.31. Borrowers ........................................................................    73
SECTION 6.32. Existing Letters of Credit .......................................................    73
SECTION 6.33. Anti-Terrorism Laws ..............................................................    73
SECTION 6.34. HIPAA Compliance .................................................................    73
SECTION 6.35. Compliance with Health Care Laws .................................................    74
SECTION 6.36. Notices from Farm Products Sellers, etc. .........................................    74

                                  ARTICLE VII
                                   COVENANTS

SECTION 7.1. Affirmative Covenants .............................................................    75
SECTION 7.1.1. Financial Information, Reports, Notices, etc. ...................................    75
SECTION 7.1.2. Maintenance of Existence; Compliance with Laws, etc. ............................    77
SECTION 7.1.3. Maintenance of Properties .......................................................    77
SECTION 7.1.4. Insurance .......................................................................    77

SECTION 7.1.5. Books and Records ...............................................................    78
SECTION 7.1.6. Environmental Law Covenant ......................................................    78
SECTION 7.1.7. Use of Proceeds .................................................................    78
SECTION 7.1.8. Future Guarantors, Security, etc. ...............................................    78
SECTION 7.1.9. Conduct of Business; Separate Existence; Maintenance of Authorizations ..........    79
SECTION 7.1.10. Standby Letters of Credit ......................................................    79
SECTION 7.1.11. Offsite Books and Records ......................................................    79
SECTION 7.1.12. Eligible Borrowing Base Assets .................................................    79
SECTION 7.1.13. Agricultural Products ..........................................................    79
SECTION 7.1.14. Credit Card Agreements .........................................................    80
SECTION 7.1.15. Post-Closing Obligations .......................................................    81
SECTION 7.2. Negative Covenants ................................................................    81
SECTION 7.2.1. Business Activities .............................................................    81
SECTION 7.2.2. Indebtedness ....................................................................    81
SECTION 7.2.3. Liens ...........................................................................    83
SECTION 7.2.4. Financial Condition .............................................................    85
SECTION 7.2.5. Investments .....................................................................    87
SECTION 7.2.6. Restricted Payments, etc. .......................................................    88
SECTION 7.2.7. Changes to Fiscal Year ..........................................................    89
SECTION 7.2.8. No Prepayment of Debt ...........................................................    89
SECTION 7.2.9. Issuance of Capital Securities ..................................................    89
SECTION 7.2.10. Consolidation, Merger, etc. ....................................................    89
SECTION 7.2.11. Permitted Dispositions .........................................................    90
SECTION 7.2.12. Modification of Certain Agreements .............................................    91
SECTION 7.2.13. Transactions with Affiliates ...................................................    92
SECTION 7.2.14. Restrictive Agreements, etc. ...................................................    92
SECTION 7.2.15. Sale and Leaseback .............................................................    92
SECTION 7.2.16. Collateral Access Agreements ...................................................    92
SECTION 7.2.17. Credit Card Issuers and Credit Card Processors .................................    93
SECTION 7.2.18. Accounts; Investment Property ..................................................    93
SECTION 7.2.19. Capital Expenditures ...........................................................    93
SECTION 7.3. Collateral Reporting and Covenants ................................................    93
SECTION 7.3.1. Collateral Reporting ............................................................    93
SECTION 7.3.2. Inventory Covenants .............................................................    95
SECTION 7.3.3. Power of Attorney. ..............................................................    95
SECTION 7.3.4. Right to Cure. ..................................................................    96
SECTION 7.3.5. Access to Premises/Field Audits .................................................    96
SECTION 7.3.6. Pharmacy Scripts Covenants ......................................................    97
SECTION 7.3.7. Pharmacy Receivables Covenants ..................................................    97
SECTION 7.3.8. Real Property Covenants .........................................................    98
SECTION 7.4. Majority Accounts .................................................................    98
SECTION 7.4.1. Maintaining Majority Accounts ...................................................    98
SECTION 7.4.2. Disposition of Funds ............................................................    98

                                  ARTICLE VIII
                               EVENTS OF DEFAULT

SECTION 8.1. Listing of Events of Default ......................................................    98
SECTION 8.1.1. Non-Payment of Obligations ......................................................    99
SECTION 8.1.2. Breach of Warranty ..............................................................    99
SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations ............................    99

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
SECTION 8.1.4. Non-Performance of Other Covenants and Obligations ..............................    99
SECTION 8.1.5. Default on Other Indebtedness ...................................................    99
SECTION 8.1.6. Judgments .......................................................................    99
SECTION 8.1.7. Pension Plans ...................................................................   100
SECTION 8.1.8. Change in Control ...............................................................   100
SECTION 8.1.9. Bankruptcy, Insolvency, etc. ....................................................   100
SECTION 8.1.10. Impairment of Security, etc. ...................................................   100
SECTION 8.1.11. Failure of Subordination .......................................................   101
SECTION 8.1.12. Default Under Senior Unsecured Notes ...........................................   101
SECTION 8.1.13. Suspension under Credit Card Agreement, etc. ...................................   101
SECTION 8.2. Action if Bankruptcy ..............................................................   101
SECTION 8.3. Action if Other Event of Default ..................................................   101
SECTION 8.4. Application of Proceeds ...........................................................   102

                                   ARTICLE IX
                                   THE AGENTS

SECTION 9.1. Actions ...........................................................................   102
SECTION 9.2. Funding Reliance, etc. ............................................................   103
SECTION 9.3. Exculpation .......................................................................   103
SECTION 9.4. Successor .........................................................................   104
SECTION 9.5. Loans by Wachovia Bank and Congress ...............................................   104
SECTION 9.6. Credit Decisions ..................................................................   104
SECTION 9.7. Copies, etc. ......................................................................   104
SECTION 9.8. Reliance by Agents ................................................................   105
SECTION 9.9. Defaults ..........................................................................   105
SECTION 9.10. Syndication and Co-Documentation Agents ..........................................   105
SECTION 9.11. Field Audit, Examination Reports and other Information ...........................   105

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

SECTION 10.1. Waivers, Amendments, etc. ........................................................   106
SECTION 10.2. Notices; Time ....................................................................   107
SECTION 10.3. Payment of Costs and Expenses ....................................................   107
SECTION 10.4. Indemnification ..................................................................   108
SECTION 10.5. Survival .........................................................................   109
SECTION 10.6. Severability .....................................................................   110
SECTION 10.7. Headings .........................................................................   110
SECTION 10.8. Execution in Counterparts, Effectiveness, etc. ...................................   110
SECTION 10.9. Governing Law; Entire Agreement ..................................................   110
SECTION 10.10. Successors and Assigns ..........................................................   110
SECTION 10.11. Sale and Transfer of Credit Extensions; Participations in Credit
               Extensions Notes ................................................................   110
SECTION 10.11.1. Assignments ...................................................................   111
SECTION 10.11.2. Participations ................................................................   112
SECTION 10.12. Other Transactions ..............................................................   114
SECTION 10.13. Certain Collateral and Other Matters; Rate Protection Agreements ................   114
SECTION 10.14. Forum Selection and Consent to Jurisdiction .....................................   115
SECTION 10.15. Waiver of Jury Trial ............................................................   115
SECTION 10.16. Reallocation and Assignment of Existing Revolving Loans and L/C Obligations
               with Respect to Existing Letters of Credit ......................................   116

SECTION 10.17. Effect of this Agreement ........................................................   116
SECTION 10.18. Appointment of the Administrative Borrower as Agent for Requesting Loans and
               Receipts of Loans and Statements ................................................   116
SECTION 10.19. Waiver of Counterclaims, etc. ...................................................   117
SECTION 10.20. Patriot Act Notice, etc. ........................................................   117
SECTION 10.21. Additional Loans ................................................................   117

SCHEDULE I    - Disclosure Schedule
SCHEDULE II   - Percentages; LIBO Office; Domestic Office
SCHEDULE III  - Capitalization and Ownership
SCHEDULE IV   - Fiscal Quarters of the Borrower and its Subsidiaries
SCHEDULE V    - Fiscal Years of the Borrower and its Subsidiaries
SCHEDULE VI   - Restructuring Plan
SCHEDULE VII  - Designated Officers


EXHIBIT A-1   - Form of Second Amended and Restated Revolving Credit Note
EXHIBIT A-2   - Form of Second Amended and Restated Swing Line Note
EXHIBIT B-1   - Form of Borrowing Request
EXHIBIT B-2   - Form of Standby Letter of Credit Issuance Request
EXHIBIT B-3   - Form of Subfacility Letter of Credit Issuance Request
EXHIBIT C     - Form of Continuation/Conversion Notice
EXHIBIT D     - Form of Borrower Closing Date Certificate
EXHIBIT E     - Form of Compliance Certificate
EXHIBIT F-1   - Borrower Pledge Agreement, as executed
EXHIBIT F-2   - Form of Subsidiary Pledge Agreement
EXHIBIT G     - Form of Collateral Access Agreement
EXHIBIT H     - Subsidiary Guaranty, as executed
EXHIBIT I-1   - Borrower Security Agreement, as executed
EXHIBIT I-2   - Subsidiary Security Agreement, as executed
EXHIBIT J-1   - Form of Mortgage
EXHIBIT J-2   - Form of Deed of Trust
EXHIBIT J-3   - Form of Baldwin Facility Mortgage
EXHIBIT J-4   - Form of Opinion of Local Counsel for Baldwin Facility Mortgage
EXHIBIT J-5   - Form of Mortgage Amendment
EXHIBIT K     - Interco Subordination Agreement, as executed
EXHIBIT L     - Form of Lender Assignment Agreement
EXHIBIT M     - Form of Officer's Solvency Certificate
EXHIBIT N     - Form of Perfection Certificate
EXHIBIT O     - Form of Processor Letter
EXHIBIT P     - Form of Blocked Account Agreement
EXHIBIT Q     - Form of Borrowing Base Certificate
EXHIBIT R     - Form of Direction Letter
EXHIBIT S-1   - Form of Securities Account Control Agreement, in respect of securities entitlements
EXHIBIT S-2   - Form of Securities Account Control Agreement, in respect of uncertificated securities

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 29, 2004, is among WINN-DIXIE STORES, INC., a Florida corporation ("Winn-Dixie"), certain subsidiaries of Winn-Dixie listed on the signature pages hereto (collectively, the "Subsidiary Borrowers"; and together with Winn-Dixie, each a "Borrower" and, collectively, the "Borrowers"), the various financial institutions and other Persons from time to time parties hereto (the "Lenders"), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank, "Wachovia Bank"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, GMAC COMMERCIAL FINANCE LLC, as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), WELLS FARGO FOOTHILL, LLC, GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Documentation Agents for the Lenders (in such capacity, the "Co-Documentation Agents"), CONGRESS FINANCIAL CORPORATION (FLORIDA) ("Congress"), as collateral monitoring agent for the Lenders (in such capacity, the "Collateral Monitoring Agent"; and together with the Administrative Agent, referred to as the "Agents"), and WACHOVIA CAPITAL MARKETS, LLC ("WCM"), as sole arranger and sole bookrunner (in such capacity, the "Arranger").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of October 7, 2003 (the "Existing Effective Date"), by and among Winn-Dixie, certain subsidiaries of Winn-Dixie (collectively with Winn-Dixie, each an "Existing Borrower"), various financial institutions and other persons from time to time party thereto (the "Existing Lenders"), Wachovia Bank as administrative agent, certain other agents and arrangers and WCM as sole arranger and sole bookrunner (as heretofore amended or otherwise modified, the "Existing Credit Agreement"), the Existing Lenders were committed to make extensions of credit to the Existing Borrowers on the terms and conditions set forth therein and made revolving loans (the "Existing Revolving Loans"), and issued (or participated in the issuance of) letters of credit (the "Existing Letters of Credit") to or for the account of the Existing Borrowers, and Wachovia Bank, as swing line lender, made swing line loans to the Existing Borrowers (the "Existing Swing Line Loans"; and, together with the Existing Revolving Loans, the "Existing Loans");

         WHEREAS, in connection with certain ongoing working capital and general corporate needs of the Existing Borrowers and their Subsidiaries, the Borrowers desire to, among other things, continue the Existing Revolving Loans and Existing Swing Line Loans as Loans under this Agreement and the Existing Letters of Credit as Letters of Credit under this Agreement, increase the commitment to make revolving loans to an aggregate principal amount of up to $400,000,000, create a new facility for the issuance of standby letters of credit in an aggregate amount at any time outstanding of up to $200,000,000 to support workers compensation obligations and bankers acceptance and performance bonds, surety bonds, appeal bonds and performance guarantees in each case in the ordinary course of business, and obtain Commitments to make Loans and other Credit Extensions as set forth herein;

         WHEREAS, the Existing Borrowers have requested that the Existing Credit Agreement be amended and restated in its entirety to become effective and binding on the Borrowers pursuant to the terms hereof, and the Lenders (including the Existing Lenders that are parties hereto) have agreed (subject to the terms of this Agreement) to amend and restate the Existing Credit Agreement in its entirety to read as set forth herein, and it has been agreed by the parties hereto that (a) the commitments which the Existing Lenders that are parties hereto extended to the Existing Borrowers under the Existing Credit Agreement and the commitments of new Lenders that become parties hereto shall be extended or advanced upon the amended and restated terms and conditions contained in this Agreement and (b) the

Existing Loans and other Obligations outstanding under the Existing Credit Agreement shall be governed by and deemed to be outstanding under the amended and restated terms and conditions contained herein;

         WHEREAS, all existing Obligations are and shall continue to be (and all Obligations incurred pursuant hereto shall be) secured by, among other things, the Security Agreements, the Pledge Agreements, the Mortgages and the other Loan Documents and shall be guaranteed pursuant to the Subsidiary Guaranty; and

         WHEREAS, the Borrowers operate a food retail business and each Borrower will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to any Borrower by the Lenders and the Issuer hereunder and the execution and delivery of Rate Protection Agreements between any Borrower or Obligor and certain Secured Parties and it is therefore in the best interests of each Borrower to execute this Agreement;

         NOW, THEREFORE, the parties hereto hereby agree to amend and restate the Existing Credit Agreement, and the Existing Credit Agreement is hereby amended and restated, in its entirety as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Account Debtor" means a Third Party Payor obligated on a Pharmacy Receivable.

         "Accounts" means, as to each Borrower and Guarantor, all present and future rights of such Borrower and Guarantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred or
(d) arising out of the use of a credit or charge card or information contained on or for use with the card.

         "Adjusted Borrowing Base" means, at any time, for the Borrowers collectively, the amount equal to:

               (a) the amount equal to the sum of:

                    (i) the lesser of (A) seventy percent (70%) multiplied by the Value of the Eligible Inventory consisting of finished goods (other than Perishable Inventory) or (B) eighty-five percent (85%) of the Net Recovery Percentage multiplied by the Value of the Eligible Inventory consisting of finished goods (other than Perishable Inventory); plus

                    (ii) the least of (A) seventy percent (70%) multiplied by the Value of the Eligible Inventory consisting of finished goods that is Perishable Inventory or (B) eighty-five percent (85%) of the Net Recovery Percentage multiplied by the Value of the Eligible Inventory consisting of finished goods that is Perishable Inventory or (C) the lesser of (x) $125,000,000 or (y) 20.8% multiplied by the Total Commitment Amount as in effect at the time of determination; plus

                    (iii) the lesser of (A) the Pharmacy Scripts Availability or (B) the Pharmacy Scripts Cap; plus

                    (iv) the lesser of (A) eighty percent (80%) multiplied by the Net Amount of Eligible Pharmacy Receivables or (B) the lesser of (x) $25,000,000 or (y) 4.2% multiplied by the Total Commitment Amount as in effect at the time of determination; plus

                    (v)    the lesser of (A) the Real Property Availability, or
               (B) the lesser of (x) $30,000,000, or (y) 5.0% multiplied by the Total Commitment Amount as in effect at the time of determination.

               minus

               (b) all Reserves.

         The amounts of Eligible Inventory of the Borrowers shall, at the Collateral Monitoring Agent's option, be determined based on the lesser of (x) the amount of Inventory set forth in the general ledgers of the Borrowers or (y) the perpetual inventory records (by distribution center and, if any, by retail store) maintained by the Borrowers.

         "Adjusted Excess Availability" means the aggregate amount for all the Borrowers, as determined by the Collateral Monitoring Agent, calculated at any date, equal to: (a) the Adjusted Borrowing Base (which shall be based on the Borrowing Base Certificate most recently provided by the Borrowers pursuant to
Section 7.3.1(a)(iv) and acceptable to the Agents) after giving effect to any Reserves other than any Reserves in respect of Letter of Credit Outstandings, minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations (but not including for this purpose Obligations of any Borrower arising pursuant to any guarantees in favor of an Agent and the Lenders of the Obligations of the other Borrowers or any Letter of Credit Outstandings), plus
(ii) the amount of all Reserves then established in respect of Letter of Credit Outstandings.

         "Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.

         "Administrative Borrower" means Winn-Dixie in its capacity as Administrative Borrower on behalf of itself and the other Borrowers pursuant to
Section 10.18 hereof and its successors and assigns in such capacity.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly, (a) to vote 10% or more of the Capital Securities (on a fully diluted basis) or other equity or membership interests having ordinary voting power for the election of directors, managing members or general partners (as applicable) or (b) to direct or cause the direction of the management and policies of such Person (whether through ownership of Capital Securities, by contract or otherwise).

         "Agents" is defined in the preamble.

         "Agreement" means, on any date, the Original Credit Agreement, as amended and restated by the Existing Credit Agreement, as further amended and restated by this Second Amended and Restated Credit Agreement and as hereafter from time to time further amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of (a) the Base Rate in effect on such day; or (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect as of the opening of business on the date of each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; provided that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist.

         "Applicable Amount" has the meaning specified in Section 2.1.3(b).

         "Applicable Margin" means, with respect to any Loan, (a) for the period from the Closing Date until and including December 31, 2004, 1.00% for Base Rate Loans and 2.25% for LIBO Rate Loans and (b) following December 31, 2004, the applicable percentage set forth below corresponding to the relevant Average Excess Availability level:

                Required Average Excess
                      Availability                 Applicable Margin For       Applicable Margin For
                    ($ in millions)                   Base Rate Loans             LIBO Rate Loans
         -------------------------------------     ---------------------       ----------------------
         Greater than 350                                  0.50%                       1.75%
         Greater than 300 but equal to or less
               than 350                                    0.75%                       2.00%
         Greater than 250 but equal to or less
               than 300                                    1.00%                       2.25%
         Greater than 200 but equal to or less             1.25%                       2.50%
               than 250
         Equal to or less than 200                         1.50%                       2.75%

For purposes of this definition, (a) Average Excess Availability will be computed for each calendar quarter, commencing with the quarter ending December 31, 2004, on the last day of each quarter and (b) any failure to timely deliver such Borrowing Base Certificates pursuant to Section 7.3.1(a)(iv) shall result in the application of the highest Applicable Margin set forth above until such certificates are duly delivered. Changes in the Applicable Margin resulting from a change in the Average Excess Availability level shall become effective one Business Day after the Collateral Monitoring Agent makes a determination of a change therein (such determination to be notified to the Borrowers and the Administrative Agent in writing on such Business Day).

         "Arranger" is defined in the preamble.

         "Assignee Lender" is defined in Section 10.11.1.

         "Assignor Lender" is defined in Section 10.11.1.

         "Authorized Officer" means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuer pursuant to Section 5.1.1 or as updated by the Borrowers from time to time and certified in the manner provided above.

         "Average Excess Availability" means, at any time, the average daily Excess Availability for the most recently ended three calendar months, in each case as determined by the Collateral Monitoring Agent in good faith.

         "Average Stated Amount" means, on any date and with respect to a particular Letter of Credit, the average daily maximum amount available to be drawn under such Letter of Credit.

         "Bahamian Subsidiaries" means each of W-D (Bahamas) Limited, Bahamas Supermarkets Limited and The City Meat Market Limited.

         "Baldwin Facility" means the two adjoining pieces of Real Property located at 15500 West Beaver Street, Jacksonville, Florida, one of which is owned by Winn-Dixie on the Closing Date and the other of which is owned by Dixon Realty Trust 1999-1 on the Closing Date.

         "Baldwin Facility Mortgages" is defined in Section 5.1.15A.

         "Bank Accounts" means all deposit accounts, investment accounts or securities accounts in the name of or used by any Borrower or any Guarantor or any Subsidiary.

         "Base Rate" means, at any time, the rate of interest per annum then most recently publicly announced by Wachovia Bank at its principal office in Charlotte, North Carolina as its prime rate for Dollars loaned in the United States. The parties hereto acknowledge that the Base Rate is an index rate and is not necessarily intended to be the lowest or best rate of interest charged to other banks or to customers in connection with extensions of credit.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Blocked Account Agreement" means each blocked account agreement duly executed and delivered by any bank or financial institution, as account holder, any Borrower or any of their Subsidiaries and the Administrative Agent, pursuant to the requirements of the Existing Credit Agreement or of this Agreement, substantially in the form of Exhibit P hereto or as otherwise approved by the Agents.

         "Borrower" is defined in the preamble.

         "Borrower Closing Date Certificate" means the closing date certificate to be executed and delivered by an Authorized Officer of each Borrower pursuant to the terms of this Agreement substantially in the form of Exhibit D hereto.

         "Borrower Pledge Agreement" means the Pledge Agreement executed and delivered by an Authorized Officer of Winn-Dixie in favor of the Administrative Agent for the benefit of the Secured Parties, dated as of March 29, 2001, pursuant to the Original Credit Agreement, a copy of which is attached hereto as Exhibit F-1, together with any supplemental Foreign Pledge Agreements delivered pursuant to the terms of the Existing Credit Agreement or this Agreement, as reaffirmed by the Guaranty, Security Document and Subordination Reaffirmation, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrower Security Agreement" means the Security Agreement executed and delivered by an Authorized Officer of Winn-Dixie in favor of the Administrative Agent for the benefit of the Secured Parties, dated as of March 29, 2001, pursuant to the Original Credit Agreement, a copy of which is attached hereto as Exhibit I-1, as reaffirmed by the Guaranty, Security Document and Subordination Reaffirmation and as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

         "Borrowing Base" means, at any time, for the Borrowers collectively, the amount equal to:

               (a)  the lesser of:

                    (i)    the sum of:

                              (A) the lesser of (1) seventy percent (70%)
                           multiplied by the Value of the Eligible Inventory consisting of finished goods (other than Perishable Inventory) or (2) eighty-five percent (85%) of the Net Recovery Percentage multiplied by the Value of the Eligible Inventory consisting of finished goods (other than Perishable Inventory); plus

                              (B) the least of (1) seventy percent (70%)
                           multiplied by the Value of the Eligible Inventory consisting of finished goods that is Perishable Inventory or (2) eighty-five percent (85%) of the Net Recovery Percentage multiplied by the Value of the Eligible Inventory consisting of finished goods that is Perishable Inventory or (3) the lesser of (x) $125,000,000 and (y) 20.8% multiplied by the Total Commitment Amount as in effect at the time of determination; plus

                              (C) the lesser of (1) the Pharmacy Scripts
                           Availability or (2) the Pharmacy Scripts Cap; plus

                              (D) the lesser of (1) eighty percent (80%)
                           multiplied by the Net Amount of Eligible Pharmacy Receivables or (2) the lesser of (x) $25,000,000 or
                           (y) 4.2% multiplied by the Total Commitment Amount as in effect at the time of determination; plus

                              (E) the lesser of (1) the Real Property
                           Availability, or (2) the lesser of (x) $30,000,000 or
                           (y) 5.0% multiplied by the Total Commitment Amount as in effect at the time of determination, or

                    (ii)   the Total Commitment Amount,

               minus

               (b)  all Reserves.

         The amounts of Eligible Inventory of the Borrowers shall, at the Collateral Monitoring Agent's option, be determined based on the lesser of (x) the amount of Inventory set forth in the general ledgers of the Borrowers or (y) the perpetual inventory records (by distribution center and, if any, by retail store) maintained by the Borrowers.

         "Borrowing Base Assets" means Inventory, Pharmacy Scripts, Pharmacy Receivables and the Baldwin Facility.

        "Borrowing Base Certificate" is defined in Section 7.3.1(a)(iv).

         "Borrowing Request" means a Loan request and certificate duly executed by an Authorized Officer of the Administrative Borrower substantially in the form of Exhibit B-1 hereto.

         "Business Day" means

               (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Charlotte, North Carolina; and

               (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

         "Capital Expenditures" means, for any period, the aggregate net amount of all expenditures of Winn-Dixie and its Subsidiaries made during such period for property, plant and equipment calculated in accordance with GAAP in the manner set forth in Winn-Dixie's Consolidated Statements of Cash Flows as contained in Winn-Dixie's annual report on Form 10-K for the 2003 Fiscal Year.

         "Capital Securities" means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued after the Closing Date.

         "Capitalized Lease Liabilities" means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "Cash Collateralize" means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit and all related fees and other amounts.

         "Cash Equivalent Investment" means, at any time:

               (a) any direct obligation of (or unconditionally guaranteed by) the United States or a state thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or a state thereof) maturing not more than one year after such time;

               (b) commercial paper maturing not more than 270 days from the date of issue, which is issued by

                    (i) a corporation (other than a Subsidiary or an Affiliate of any Obligor) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody's, or

                    (ii)   any Lender (or its holding company);

               (c) any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either

                    (i) any bank organized under the laws of the United States (or any state thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

                    (ii)   any Lender;

               (d) any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) which

                    (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and

                    (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

               (e)  mutual funds investing only in assets described in clauses
         (a) through (d) of this definition.

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means

               (a) any "person" or "group" (as such terms are used in Rule 13d-5 of the Exchange Act, and Sections 13(d) and 14(d) of the Exchange Act) of persons (i) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange
         Act) of more than (A) 35% of the total voting power in the aggregate of all classes of Capital Securities of Winn-Dixie then outstanding entitled to vote generally in elections of directors of Winn-Dixie and
         (B) the total voting power in the aggregate of all classes of Capital Securities of Winn-Dixie held by the Davis Family, or (ii) otherwise acquires the power to direct or cause the direction of the management or policies of Winn-Dixie; provided that the acquisition by members of the Davis Family of additional Capital Securities of Winn-Dixie shall not constitute a Change in Control hereunder;

               (b) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Winn-Dixie (together with any new directors whose election to such Board or whose nomination for election by the stockholders of Winn-Dixie was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Winn-Dixie then in office;

               (c) Winn-Dixie shall cease to be the holder and owner of 100% of the Capital Securities of each other Person who is then a Borrower, subject to the lien of the Security Agreements; or

               (d) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any Sub Debt Document or the Senior Unsecured Notes Documents.

         "Closing Date" means the date on which all conditions to the effectiveness of this Agreement are satisfied, but in no event shall such date be later than June 30, 2004.

         "Co-Documentation Agents" is defined in the preamble.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "Collateral" means any property purported to be pledged or with respect to which a Lien is purported to be granted pursuant to any Loan Document to secure the Obligations.

         "Collateral Access Agreement" means each collateral access agreement duly executed and delivered by any landlord of the Borrowers or any of their Subsidiaries with respect to Winn-Dixie's headquarters in Jacksonville, Florida or any leased distribution centers or warehouses pursuant to the requirements of the Existing Credit Agreement or this Agreement, substantially in the form of Exhibit G hereto or, as otherwise approved by the Agents.

         "Collateral Monitoring Agent" is defined in the preamble.

         "Commitment" means, as the context may require, the Revolving Loan Commitment, the Subfacility Letter of Credit Commitment, the Standby Letter of Credit Commitment or the Swing Line Loan Commitment.

         "Commitment Amount" means, as the context may require, the Revolving Loan Commitment Amount, the Subfacility Letter of Credit Commitment Amount, the Standby Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.

         "Commitment Termination Date" means the earliest to occur of

               (a) June 30, 2004 (if the Closing Date has not occurred on or prior to such date);

               (b) the Stated Maturity Date;

               (c) the date on which the Total Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

               (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clauses, the Commitments shall terminate automatically and without any further action.

         "Commitment Termination Event" means

               (a) the occurrence of any Event of Default described in clauses
         (a) through (d) of Section 8.1.9 with respect to any Borrower; or

               (b) the occurrence and continuance of any other Event of Default and either

                   (i) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 8.3, or

                   (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated.

         "Compliance Certificate" means a certificate to be duly completed and executed by an Authorized Officer of Winn-Dixie pursuant to the terms of this Agreement, substantially in the form of Exhibit E hereto or as otherwise approved by the Administrative Agent, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring the Borrowers' compliance with the financial covenants contained herein.

         "Confidential Memorandum" means the Confidential Information Memorandum dated June 2004 for Winn Dixie Stores, Inc. $600,000,000 Senior Secured Credit Facilities, prepared by the Arranger based upon information supplied by the Borrowers.

         "Congress" is defined in the preamble.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate to be duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit C hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Winn-Dixie, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to any Security Agreement pursuant to the terms of the Existing Credit Agreement, this Agreement or such Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Credit Card Agreements" shall mean all agreements now or hereafter entered into by any Borrower with any Credit Card Issuer or any Credit Card Processor (in each case, in such capacity), as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         "Credit Card Issuer" shall mean any person (other than a Borrower) who issues or whose members issue credit or debit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc. or Discover Financial Services, Inc.

         "Credit Card Processor" shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower's or Guarantor's sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

         "Credit Extension" means, as the context may require,

               (a) the making of a Loan by a Lender; or

               (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

         "Davis Family" means the Persons included in the joint Schedule 13(G) filing filed with the Securities and Exchange Commission on February 12, 1999, and all current or future heirs, successors and Affiliates to such Persons and all trusts or other entities established or maintained, or to be established or maintained, for the benefit of such Persons and their heirs, successors and Affiliates.

         "Declining Lender" is defined in Section 2.8.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Defaulting Lender" is defined in Section 4.10.

         "Designated Officer" means each individual and type of officer listed on Schedule VII hereto, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by a Borrower with the written consent of the Administrative Agent.

         "Designated Permitted Liens" means any Lien permitted pursuant to clauses (a), (c) and (f) through (k) of Section 7.2.3.

         "Direction Banks" means U.S. Bank National Association, Compass Bank, Hibernia National Bank, Hancock Bank of Louisiana, Regions Financial Corp. and Branch Banking & Trust and each other bank or financial institution that is sent a Direction Letter pursuant to the terms of this Agreement.

         "Direction Letter" means each direction letter duly executed and delivered to any bank or financial institution, as account holder, pursuant to the requirements of the Existing Credit Agreement or this Agreement, in substantially the form of Exhibit R hereto or as otherwise approved by the Agents.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrowers with the written consent of the Required Lenders.

         "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the Borrowers' or their Subsidiaries' assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to another Obligor) in a single transaction or series of related transactions.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means the office of a Lender designated as its "Domestic Office" on Schedule II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrowers.

         "EBITDA" means, with respect to Winn-Dixie and its Subsidiaries on a consolidated basis, for any applicable period, the sum of

               (a) Net Income for such period, plus

               (b) to the extent deducted in determining Net Income, the sum of
         (i) amounts attributable to amortization, (ii) income tax expense,
         (iii) Interest Expense and (iv) depreciation of assets.

         "Eligible Assignee" means each Lender, any Affiliate of a Lender, any commercial bank or other financial institution, any fund that invests in loans (and any Related Fund) and any other Person approved in writing (which approval shall not be unreasonably withheld) by the Administrative Agent with (so long as no Default has occurred and is continuing) the consent of the Borrowers (not to be unreasonably withheld or delayed).

         "Eligible Borrowing Base Assets" means Eligible Inventory, Eligible Pharmacy Scripts, Eligible Pharmacy Receivables and Eligible Real Property.

         "Eligible Inventory" means Inventory owned by any Borrower consisting of finished goods held for resale in the ordinary course of the business of such Borrower, in each case which are acceptable to the Collateral Monitoring Agent based on the criteria set forth below. In general, Eligible Inventory shall not include (a) raw materials and work-in-process; (b) components which are not part of finished goods;

(c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in such Borrower's business; (f) Inventory at premises other than those owned and controlled by any Borrower; provided that (i) as to distribution centers or warehouses which are leased by a Borrower, if the Agents shall have received a Collateral Access Agreement from the owner and lessor with respect to such distribution center or warehouse, duly authorized, executed and delivered by such owner and lessor (or the Collateral Monitoring Agent shall determine to accept a Collateral Access Agreement that does not include all required provisions or provisions in the form otherwise required by the Collateral Monitoring Agent), the Collateral Monitoring Agent shall not exclude Inventory contained in such distribution center or warehouse from Eligible Inventory by reason of this clause (f), (ii) as to Inventory at distribution centers or warehouses which are leased by a Borrower or owned and operated by a third Person, if the Agents shall not have received a Collateral Access Agreement from the owner and lessor or operator with respect to such location, duly authorized, executed and delivered by such lessor or owner and operator (or the Collateral Monitoring Agent shall have received a Collateral Access Agreement that does not include all required provisions or provisions in the form otherwise required by the Collateral Monitoring Agent), the Collateral Monitoring Agent shall not exclude such Inventory from Eligible Inventory by reason of this clause (f) and may, at its option, establish such Reserves in an amount equal to ninety (90) days rent for such premises as the Collateral Monitoring Agent shall determine, provided that in addition, if required by the Collateral Monitoring Agent, in order for such Inventory at locations owned and operated by a third person to be Eligible Inventory, the Collateral Monitoring Agent shall have received: (A) UCC financing statements between the owner and operator, as consignee or bailee and such Borrower, as consignor or bailor, in form and substance satisfactory to the Collateral Monitoring Agent, which are duly assigned to the Collateral Monitoring Agent and (B) a written notice to any lender to the owner and operator of the first priority security interest in such Inventory of an Agent, and (iii) as to retail stores which are leased by a Borrower, the Collateral Monitoring Agent shall not exclude Inventory contained in such retail stores from Eligible Inventory by reason of this clause f; (g) Inventory subject to a security interest or lien in favor of any Person other than an Agent except those permitted in this Agreement that are subject to an intercreditor agreement in form and substance satisfactory to the Collateral Monitoring Agent between the holder of such security interest or lien and the Administrative Agent; (h) bill and hold goods; (i) unserviceable, obsolete or slow moving Inventory; (j) Inventory which is not subject to the first priority, valid and perfected security interest of an Agent; (k) returned, damaged and/or defective Inventory; (l) Inventory purchased or sold on consignment, (m) pharmaceuticals, tobacco and alcohol which such Borrower is not duly licensed to sell or with respect to which such Borrower is not complying with any duly issued license, (n) Inventory located in manufacturing facilities and (o) Inventory located outside the United States of America. The criteria for Eligible Inventory set forth above may only be changed and any new criteria for Eligible Inventory may only be established by the Collateral Monitoring Agent in good faith based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent the Collateral Monitoring Agent has no written notice thereof from a Borrower prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Inventory in the good faith determination of the Collateral Monitoring Agent. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

             "Eligible Pharmacy Receivables" means Pharmacy Receivables owed to any Borrower, in each case which are acceptable to the Collateral Monitoring Agent based on the criteria set forth below. In general, Pharmacy Receivables shall be Eligible Pharmacy Receivables if

         (a) such Pharmacy Receivables arise from the actual and bona fide sale and delivery of prescription drugs by such Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

         (b) such Pharmacy Receivables are not unpaid more than thirty (30) days after the original invoice;

         (c) such Pharmacy Receivables comply with the terms and conditions contained in Section 7.3.7 of this Agreement;

         (d) such Pharmacy Receivables do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the Account Debtor may be conditional or contingent;

         (e) the chief executive office of the Account Debtor with respect to such Pharmacy Receivables is located in the United States of America or Canada (provided, that, at any time promptly upon Agent's request, such Borrower shall execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as may be required by the Agents to perfect the security interests of the Administrative Agent in those Pharmacy Receivables of an Account Debtor with its chief executive office or principal place of business in Canada in accordance with the applicable laws of the Province of Canada in which such chief executive office or principal place of business is located and take or cause to be taken such other and further actions as the Agents may request to enable the Administrative Agent as secured party with respect thereto to collect such Pharmacy Receivables under the applicable Federal or Provincial laws of Canada);

         (f) such Pharmacy Receivables do not consist of progress billings (such that the obligation of the Account Debtors with respect to such Pharmacy Receivables is conditioned upon such Borrower's satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices;

         (g) the Account Debtor with respect to such Pharmacy Receivables has not asserted a counterclaim, defense or dispute and is not owed any amounts that may give rise to any right of setoff or recoupment against such Pharmacy Receivables (but the portion of the Pharmacy Receivables of such Account Debtor in excess of the amount at any time and from time to time owed by such Borrower to such Account Debtor or claimed owed by such Account Debtor may be deemed Eligible Pharmacy Receivables);

         (h) there are no facts, events or occurrences known to any Borrower or any Agent which would impair the validity, enforceability or collectability of such Pharmacy Receivables;

         (i) such Pharmacy Receivables are subject to the first priority, valid and perfected security interest of the Administrative Agent and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those in favor of the Administrative Agent or otherwise permitted in this Agreement that are subject to an intercreditor agreement in form and substance satisfactory to the Agents between the holder of such security interest or lien and the Administrative Agent;

         (j) neither the Account Debtor nor any officer or employee of the Account Debtor with respect to such Pharmacy Receivables is an officer of any Borrower or Guarantor;

         (k) the Account Debtors with respect to such Pharmacy Receivables are not Medicare, Medicaid or any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof;

         (l) there are no proceedings or actions known to any Borrower or any Agent which are threatened or pending against the Account Debtors with respect to such Pharmacy Receivables which might result in any material adverse change in any such Account Debtor's financial condition (including, without limitation, any bankruptcy, dissolution, liquidation, reorganization or similar proceeding);

         (m) the aggregate amount of such Pharmacy Receivables owing by a single Account Debtor do not constitute more than twenty (20%) percent of the aggregate amount of all otherwise Eligible Pharmacy Receivables of Borrowers (but the portion of the Pharmacy Receivables not in excess of the applicable percentages may be deemed Eligible Pharmacy Receivables);

         (n) such Pharmacy Receivables are not owed by an Account Debtor who has Pharmacy Receivables unpaid more than thirty (30) days after the original invoice which constitute more than fifty (50%) percent of the total Pharmacy Receivables of such Account Debtor;

         (o) the Account Debtor is not located in (i) New Jersey, Minnesota or West Virginia or (ii) in respect of any Account Debtor that has defaulted on a Pharmacy Receivable or against which any Borrower otherwise has a claim, a state requiring the filing of a Notice of Business Activities Report or similar report in order to permit such Borrower to seek judicial enforcement in such State of payment of such Pharmacy Receivables, in each case unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost;

         (p) such Pharmacy Receivables are owed by Account Debtors deemed creditworthy at all times by the Agents in good faith; and

         (q) (i) the Borrower making the sale giving rise to such Pharmacy Receivables has a valid and enforceable agreement with the Third Party Payor providing for payment to such Borrower or such Borrower is otherwise entitled to payment under the terms of its arrangements with the insurance company that is the Third Party Payor, and such agreement and arrangements are in full force and effect and there is no default thereunder that could be a basis for such Third Party Payor to cease or suspend any payments to such Borrower (including any deductions, setoffs or defenses), (ii) the prescription drugs sold giving rise to such Pharmacy Receivables are of the type that are covered under the agreement or arrangements with the Third Party Payor and the party receiving such goods is entitled to coverage under such agreement or arrangement, (iii) the Borrower making the sale giving rise to such Pharmacy Receivables has contacted the Third Party Payor or otherwise received confirmation from such Third Party Payor that the party receiving the prescription drugs is entitled to coverage under the terms of the agreement with such Third Party Payor and the Borrower is entitled to reimbursement for such Pharmacy Receivables, (iv) the amount of such Pharmacy Receivables does not exceed the amounts to which the Borrower making such sale is entitled to reimbursement for the prescription drugs sold under the terms of such agreements or arrangements, (v) there are no contractual or statutory limitations or restrictions on the rights of the Borrower making such sale to assign its rights to payment arising as a result thereof or to grant any security interest therein, (vi) all authorization and billing procedures and documentation required in order for the Borrower making such sale to be reimbursed and paid on such Pharmacy Receivables by the Third Party Payor have been properly completed and satisfied to the extent required for such Borrower to be so reimbursed and paid and (vii) the terms of the sale giving rise to such Pharmacy Receivables and all practices of such Borrower and Guarantors with respect to such Pharmacy Receivables comply in all material respects with applicable federal, state, and local laws and regulations.

The criteria for Eligible Pharmacy Receivables set forth above may only be changed and any new criteria for Eligible Pharmacy Receivables may only be established by the Collateral Monitoring Agent in good faith based on either:
(A) an event, condition or other circumstance arising after the date hereof, or
(B) an event, condition or other circumstance existing on the date hereof to the extent the Collateral Monitoring Agent has no written notice thereof from a Borrower prior to the date hereof, in either case under clause (A) or (B) which adversely affects or could reasonably be expected to adversely affect the Pharmacy Receivables in the good faith determination of the Collateral Monitoring Agent. Any Pharmacy Receivables that are not Eligible Pharmacy Receivables shall nevertheless be part of the Collateral.

         "Eligible Pharmacy Scripts" means Pharmacy Scripts owned by any Borrower, in each case which are acceptable to the Collateral Monitoring Agent based on the criteria set forth below. In general, Pharmacy Scripts shall be Eligible Pharmacy Scripts if arising and maintained in the ordinary course of the business of such Borrower and included in an appraisal of Pharmacy Scripts received by the Collateral Monitoring Agent in accordance with the terms hereof, in each case which are acceptable to the Collateral Monitoring Agent in good faith based on the criteria set forth below. In general, Eligible Pharmacy Scripts shall not include (a) Pharmacy Scripts for which the Borrowers' pharmacy store computer and phone systems, in the Agents' determination, (i) are inadequate to facilitate the sale of prescriptions to a potential purchaser and
(ii) do not facilitate the transfer of pharmacy prescriptions files to a potential purchaser, (b) Pharmacy Scripts subject to a security interest or lien in favor of any Person other than the Administrative Agent except those permitted in this Agreement that are subject to an intercreditor agreement in form and substance satisfactory to the Agents between the holder of such security interest or lien and the Administrative Agent; and (c) Pharmacy Scripts that are not in a form that may be sold or otherwise transferred or are subject to regulatory restrictions on the transfer thereof that are not acceptable to the Collateral Monitoring Agent in good faith. The criteria for Eligible Pharmacy Scripts set forth above may only be changed and any new criteria for Eligible Pharmacy Scripts may only be established by the Collateral Monitoring Agent in good faith based on either: (A) an event, condition or other circumstance arising after the date hereof, or (B) an event, condition or other circumstance existing on the date hereof to the extent the Collateral Monitoring Agent has no written notice thereof from a Borrower prior to the date hereof, in either case under clause (A) or (B) which adversely affects or could reasonably be expected to adversely affect the value of the Pharmacy Scripts or ability of the Agent to sell or otherwise dispose of them in the good faith determination of the Collateral Monitoring Agent. Any Pharmacy Scripts that are not Eligible Pharmacy Scripts shall nevertheless be part of the Collateral.

         "Eligible Real Property" means the Baldwin Facility only so long as (x) Winn-Dixie and Dixon Realty Trust 1999-1 each continue to own the parcels of such Real Property that they own on the Closing Date free and clear of any and all Liens other than Designated Permitted Liens and (y) the Administrative Agent continues to hold a perfected first priority lien over such Real Property.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

         "Event of Default" is defined in Section 8.1.

         "Excess Availability" means, at any time, for all the Borrowers collectively, the amount, as determined by the Collateral Monitoring Agent, equal to: (a) the Borrowing Base (which shall be based on the Borrowing Base Certificate most recently provided by the Borrowers pursuant to Section

7.3.1(a)(iv) and acceptable to the Agents) after giving effect to any Reserves other than any Reserves in respect of Letter of Credit Outstandings minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations (but not including for this purpose Obligations of any Borrower arising pursuant to any guarantees in favor of an Agent and Lenders of the Obligations of the other Borrowers or any Letter of Credit Outstandings), plus (ii) the amount of all Reserves then established in respect of Letter of Credit Outstandings.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exemption Certificate" is defined in clause (e) of Section 4.6.

         "Existing Borrower" is defined in the first recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Existing Effective Date" is defined in the first recital.

         "Existing Lenders" is defined in the first recital.

         "Existing Letters of Credit" is defined in the first recital.

         "Existing Loans" is defined in the first recital.

         "Existing Revolving Loans" is defined in the first recital.

         "Existing Swing Line Loans" is defined in the first recital.

         "Extending Lender" is defined in Section 2.8.

         "Farm Products" shall mean crops, livestock, supplies used or produced in a farming operation and products of crops or livestock and including farm products as such term is defined in the Food Security Act and the UCC.

         "Farm Products Sellers" shall mean, collectively, sellers or suppliers to any Borrower or Guarantor of any farm product (as such term is defined in the Food Security Act and the UCC) and including any milk or dairy products, perishable agricultural commodity (as defined in PACA) or livestock (as defined in the PSA), meat, meat food products or livestock products derived therefrom or any poultry or poultry products derived therefrom; sometimes being referred to herein individually as a "Farm Products Seller".

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

               (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

               (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Wachovia Bank from three federal funds brokers in the national federal funds market of recognized standing selected by it.

         "Filing Statements" is defined in Section 5.1.8.

         "Fiscal Month" means each four week fiscal period of Winn-Dixie and its Subsidiaries, beginning with the first four weeks of each Fiscal Year.

         "Fiscal Quarter" means each fiscal quarter of Winn-Dixie and its Subsidiaries as set forth on Schedule IV hereto (as such Schedule IV shall be supplemented to include any fiscal quarters of Winn-Dixie and its Subsidiaries occurring after the 2007 Fiscal Year upon the request of the Administrative Agent).

         "Fiscal Year" means, for the period commencing on June 28, 2000 through the 2007 Fiscal Year, each fiscal year of Winn-Dixie and its Subsidiaries as set forth on Schedule V hereto (as such Schedule V shall be supplemented to include any fiscal years of Winn-Dixie and its Subsidiaries occurring after the 2007 Fiscal Year upon the request of the Administrative Agent); reference to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2004 Fiscal Year") refers to the Fiscal Year ending in June of such calendar year.

         "Food Security Act" shall mean the Food Security Act of 1984, 7 U.S.C.
Section 1631 et. seq., as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules and regulations thereunder.

         "Food Security Act Notices" shall have the meaning set forth in Section
6.36 hereof.

         "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a state (or the District of Columbia) thereof executed and delivered by Winn-Dixie or any of its Material Subsidiaries pursuant to the terms of the Original Credit Agreement, the Existing Credit Agreement or this Agreement, in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Material Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in a Pledge Agreement).

         "Foreign Subsidiary" means any Subsidiary that is not a U.S.
Subsidiary.

         "Fronting Fee" means, with respect to any Letter of Credit, a fronting fee in an amount equal to 0.25% per annum multiplied by the Average Stated Amount of such Letter of Credit.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "Governmental Authority" means the government of the United States, any other nation or any political subdivision of any thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantor" means each Subsidiary that has executed and delivered to the Administrative Agent a Subsidiary Guaranty and each other Obligor that has executed and delivered a guaranty to the Administrative Agent with respect to the Obligations, which shall in any event include all Material Subsidiaries.

     "Guaranty, Security Document and Subordination Reaffirmation" is defined in
Section 5.1.9.

     "Hazardous Material" means

         (a) any "hazardous substance", as defined by CERCLA;

         (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act; or

          (c) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

     "Health Care Laws" shall mean all Federal, State and local laws, rules, regulations, interpretations, guidelines, ordinances and decrees primarily relating to patient healthcare, any health care provider, medical assistance and cost reimbursement program, as now or at any time hereafter in effect, applicable any Borrower or Guarantor, including, but not limited to, the Social Security Act, the Social Security Amendments of 1972, the Medicare-Medicaid Anti-Fraud and Abuse Amendments of 1977, the Medicare and Medicaid Patient and Program Protection Act of 1987 and HIPAA.

     "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

     "herein", "hereof", "hereto", "hereunder" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

     "HIPAA" shall mean the Health Insurance Portability and Accountability Act of 1996, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules and regulations thereunder.

     "Impermissible Qualification" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of the Borrower

         (a) which is of a "going concern" or similar nature;

         (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

          (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in Default.

     "In Store Cash" means cash on hand held in retail stores, including, without limitation, in registers, vaults and automatic teller machines.

     "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

     "Indebtedness" of any Person means:

         (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

         (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

         (c) all Capitalized Lease Liabilities of such Person;

         (d) for purposes of Section 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the balance sheet of such Person as of the date at which Indebtedness is to be determined;

         (e) net Hedging Obligations of such Person;

         (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 60 days or, if overdue for more than 60 days, as to which a dispute exists and appropriate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

         (g) obligations arising under Synthetic Leases;

         (h) all obligations evidenced by preferred stock (or other Capital Securities convertible into preferred stock) which pursuant to its terms could (at the request of the holders thereof or otherwise) be subject to mandatory sinking fund payments, redemption or other acceleration rights; and

         (i) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "Indemnified Liabilities" is defined in Section 10.4.

     "Indemnified Parties" is defined in Section 10.4.

     "Insurance Captive" means WIN General Insurance Company, a South Carolina insurance captive.

     "Interco Subordination Agreement" means the Subordination Agreement, executed and delivered by various Obligors dated as of March 29, 2001, pursuant to the Original Credit Agreement, a copy of which is attached hereto as Exhibit K, as reaffirmed by the Guaranty, the Security Document and Subordination Reaffirmation and as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Interest Expense" means, for any applicable period, without duplication, the aggregate interest expense accrued or paid (without prior accrual), net of interest income received, during such period by the Borrowers and their Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

     "Interest Period" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrowers may select in their relevant notices pursuant to Section 2.3 or 2.4; provided, however, that

         (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than six different dates;

         (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

         (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

     "Inventory" means, as to each Borrower and Guarantor, all of such Borrower's and Guarantor's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by such Borrower or Guarantor as lessor;
(b) are held by such Borrower for sale or lease or to be furnished under a contract of service; (c) are furnished by such Borrower or Guarantor under a contract of service; or (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business.

     "Investment" means, relative to any Person,

         (a) any loan, advance or extension of credit made by, or payment under any Contingent Liability entered into by, such Person to or for the benefit of any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person; and

         (b) any Capital Securities held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

     "ISP Rules" is defined in Section 10.9.

     "Issuance Request" means, in the case of Subfacility Letters of Credit, a Subfacility Letter of Credit Issuance Request and, in the case of Standby Letters of Credit, a Standby Letter of Credit Issuance Request.

     "Issuer" means Wachovia Bank in its capacity as Issuer of the Subfacility Letters of Credit and the Standby Letters of Credit. At the request of Wachovia Bank and with the Borrower's consent (not to be unreasonably withheld), another Lender or an Affiliate of Wachovia Bank may issue one or more Subfacility Letters of Credit or Standby Letters of Credit hereunder and thereby also become an "Issuer" hereunder.

     "Lender Assignment Agreement" means an assignment agreement substantially in the form of Exhibit L hereto.

     "Lenders" is defined in the preamble, and includes any Person that becomes a Lender pursuant to Section 10.11.1.

     "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or the Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

         (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the Borrowers or any of their Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the Borrowers' or any of their Subsidiaries' or any of their respective predecessors' properties;

         (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.12;

         (c) any violation or claim of violation by the Borrowers or any of their Subsidiaries of any Environmental Laws; or

         (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by the Borrowers or any of their Subsidiaries, or in connection with any property owned or formerly owned or leased or operated by the Borrower or any of its Subsidiaries.

     "Letter of Credit" means a Standby Letter of Credit or a Subfacility Letter of Credit, as the case may be.

     "Letter of Credit Outstandings" means Standby Letter of Credit Outstandings and/or Subfacility Letter of Credit Outstandings, as the case may be.

         "LIBO Rate" means, with respect to each day during each Interest Period pertaining to a LIBO Rate Loan, the rate per annum determined by the Administrative Agent (rounded upward to the nearest 1/16th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page or such rate is for any reason not available thereon, "LIBO Rate" shall mean, with respect to each day during each Interest Period pertaining to a LIBO Rate Loan, either (a) the rate per annum determined by the Administrative Agent (rounded upward to the nearest 1/16th of 1%) appearing on Reuters Screen LIBO Page (or, if more than one rate appears on such screen, the arithmetic mean for all such rates rounded upward to the nearest 1/16th of 1%) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M., London time, on the second full Business Day preceding the first day of such Interest Period or (b) if such rate is for any reason not available, the rate per annum equal to the rate at which the Administrative Agent or its designee is offered Dollar deposits at or about 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its LIBO Rate Loans are then being conducted for settlement in immediately available funds, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its LIBO Rate Loan to be outstanding during such Interest Period. "Telerate British Bankers Assoc. Interest Settlement Rates Page" shall mean the display designated as Page 3750 or 3740 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates which Dollar deposits are offered by leading banks in the London interbank deposit market).

         "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

         "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

         LIBO Rate           =              LIBO Rate
                                  --------------------------
         (Reserve Adjusted)       1.00 -  Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

         "LIBOR Office" means the office of a Lender designated as its "LIBOR Office" on Schedule II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Standby Letters of Credit, the Subfacility Letters of Credit, each Rate Protection Agreement, the Proposal Letter, the Subsidiary Guaranty, the Guaranty, Security Document and Subordination Reaffirmation, each Collateral Access Agreement, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations (including the Pledge Agreements, the Security Agreements, each Mortgage and each Mortgage Amendment), and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Loans" means, as the context may require, a Revolving Loan and/or a Swing Line Loan of any type.

         "Majority Accounts" means those Bank Accounts listed in Item 6.25(b) of the Disclosure Schedule.

         "Majority Account Bank" means each bank or financial institution which is a holder of a Majority Account or that enters into a Blocked Account Agreement in favor of the Administrative Agent.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, revenues, financial condition, operations or prospects of Winn-Dixie and its Subsidiaries taken as a whole, (b) the rights and remedies of any Secured Party under this Agreement or any Security Document or (c) the ability of any Obligor to perform its Obligations under any Loan Document.

         "Material Contracts" means all contracts to which Winn-Dixie or any of its Subsidiaries is a party and which have been disclosed in Winn-Dixie's public filings as material contracts.

         "Material Subsidiary" means Dixon Realty Trust 1999-1 and each U.S. Subsidiary (other than the Insurance Captive) now existing or hereafter acquired or formed, and each successor thereto, which (a) accounts for more than five (5%) percent of (i) the consolidated gross revenues of Winn-Dixie and its Subsidiaries, (ii) Net Income, or (iii) the consolidated assets of Winn-Dixie and its Subsidiaries, or (b) together with all other U.S. Subsidiaries not otherwise deemed a "Material Subsidiary" hereunder, accounts for more than ten (10%) percent of such consolidated gross revenues, Net Income or consolidated assets described in clause (a) hereof, in each case, as of the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to clause
(a) or (b) of Section 7.1.1, financial statements have been, or are required to have been, delivered by Winn-Dixie, and in any event includes all of the Subsidiaries listed in Item 6.8(b) of the Disclosure Schedule.

         "Medicaid" shall mean the health care financial assistance program jointly financed and administered by the Federal and State governments under Title XIX of the Social Security Act.

         "Medicare" shall mean the health care financial assistance program under Title XVIII of the Social Security Act.

         "Monthly Payment Date" means the last day of each calendar month, or, if any such day is not a Business Day, the next succeeding Business Day.

       "Moody's" means Moody's Investors Service, Inc.

       "Mortgage" means each mortgage, deed of trust or agreement for each of the Properties executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of the Original Credit Agreement, or pursuant to the Existing Credit Agreement or this Agreement, in substantially the form of Exhibit J-1, Exhibit J-2 or Exhibit J-3 hereto, as applicable, or in form satisfactory to the Administrative Agent, under which a Lien is granted on the Real Property and fixtures described therein, in each case as amended, supplemented, amended and restated or otherwise modified from time to time (including, without limitation, as amended by the Mortgage Amendment).

       "Mortgage Amendment" is defined in Section 5.1.15.

       "Net Amount of Eligible Pharmacy Receivables" means, as to any Borrower, the gross amount of the Eligible Pharmacy Receivables of such Borrower less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counter claims, disputes and other defenses of any name at any time issued, owing, granted, outstanding, available or claimed and less any other fees or charges.

       "Net Disposition Proceeds" means, with respect to a Permitted Disposition (other than a Permitted Disposition under clause (c) of Section 7.2.11) of the assets of any Borrower or any of their U.S. Subsidiaries (other than the Insurance Captive), the excess of

              (a) the gross cash proceeds received by any Borrower or any of their Subsidiaries from any Permitted Disposition, less

              (b) the sum of

                     (i) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions, payments required to be made in connection with such Permitted Disposition under any lease or other contractual obligation permitted under this Agreement and other out-of-pocket expenses and disbursements (including but not limited to closing costs) actually incurred in connection with such Permitted Disposition which have not been paid to Affiliates or Subsidiaries of the Borrowers; and

                     (ii) all Taxes actually paid, assessed or estimated by the
              Borrowers (in good faith) to be payable in connection with such Permitted Disposition;

provided, however, that if, after the payment of all Taxes with respect to such Permitted Disposition, the amount of estimated or assessed Taxes, if any, pursuant to clause (b)(ii) above exceeded the Taxes actually paid in cash in respect of such Permitted Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (b) of Section 3.1.1, as Net Disposition Proceeds.

       "Net Income" means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of any extraordinary gains but including extraordinary losses) which would be included as net income on the consolidated financial statements of Winn-Dixie and its Subsidiaries for such period, excluding to the extent included in such net income (a) income or losses from operations that are discontinued, gains or losses in respect of assets that are Disposed of and facilities that are closed, in each case in connection with the Restructuring Plan and (b) without duplication with clause(a), for Fiscal Year 2005, Fiscal Year 2006 and Fiscal Year 2007, non-recurring restructuring and other non-recurring charges and a non-recurring inventory write-down relating to Dispositions and facility closings in connection with the Restructuring Plan up to an aggregate amount (for all three Fiscal Years) not to exceed $400 million.

       "Net Recovery Percentage" means in respect of Inventory, the fraction, expressed as a percentage, (a) the numerator of which is the amount equal to the amount of the recovery in respect of the Inventory of the Borrowers at such time on a "going out of business sale" basis as set forth in the most recent acceptable appraisal of Inventory received by the Collateral Monitoring Agent in accordance with Section 7.3.2 net of operating expenses, liquidation expenses and commissions, and (b) the denominator of which is the applicable original cost of the aggregate amount of the Eligible Inventory subject to such appraisal.

       "Net Sale and Leaseback Proceeds" means, with respect to any Permitted Sale and Leaseback Transaction, the excess of

              (a) the gross cash proceeds received by Winn-Dixie or any of its Subsidiaries from such Permitted Sale and Leaseback Transaction, less

              (b) the sum of

                     (i) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and other out-of-pocket expenses and disbursements actually incurred in connection with such Permitted Sale and Leaseback Transaction which have not been paid to Winn-Dixie or any of its Subsidiaries; and

                     (ii) all Taxes actually paid, assessed or estimated by
              Winn-Dixie or any of its Subsidiaries (in good faith) to be payable in connection with such Permitted Sale and Leaseback Transaction;

provided, however, that if, after the payment of all Taxes with respect to such Permitted Sale and Leaseback Transaction, the amount of estimated or assessed Taxes, if any, pursuant to clause (b)(ii) above exceeded the Taxes actually paid in cash in respect of such Permitted Sale and Leaseback Transaction, the aggregate amount of such excess shall be immediately payable, pursuant to clause
(f) of Section 3.1.1, as Net Sale and Leaseback Proceeds.

         "Non-Excluded Taxes" means any Taxes in respect of any Loan Document or the accrual or payment of any amounts or income thereunder, or any Secured Party's execution, delivery or performance of its obligations thereunder, other than net income and franchise Taxes, imposed with respect to any Secured Party
(a) under the laws under which such Secured Party is organized or in which it maintains its applicable lending office or (b) as a result of a connection between such Secured Party and the relevant taxing jurisdiction other than solely by reason of such Lender's having executed, delivered or performed its obligations, or having earned or received interest, any other payment or any income, under any Loans or any of the Loan Documents.

         "Non-U.S. Lender" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code.

         "Note" means, as the context may require, a Revolving Note or a Swing Line Note.

       "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of each Borrower and each other Obligor arising under or in connection with a

Loan Document, including the principal of and premium, if any, and interest (including interest accruing during, or which would have accrued but for, the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

       "Obligor" means, as the context may require, each Borrower and each other Person (other than a Secured Party) obligated under any Loan Document.

       "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Securities.

       "Original Credit Agreement" means the Credit Agreement, dated as of March 29, 2001, by and among Winn-Dixie, various financial institutions and other persons from time to time party thereto, Wachovia Bank as administrative agent, certain other agents and arrangers and First Union Securities, Inc. as joint arranger and sole bookrunner.

       "Other Permitted Investments" means, at any time:

              (a) any direct obligation of (or unconditionally guaranteed by) the United States (or any agency thereof to the extent such obligations are supported by the full faith and credit of the United States), maturing not more than one year after such time;

              (b) any repurchase agreement that is secured by a fully perfected security interest in any obligation of the type described in clause (a),
       (d), (e) or (f) of this definition, so long as the market value of the collateral deposited to secure such repurchase agreement shall have a market value at all times of not less than 101% of the face value of such repurchase agreement;

              (c) Tax exempt general obligations and revenue secured instruments of United States state and local governments rated A2 or higher by Moody's or A or higher by S&P;

              (d) Bankers' acceptances eligible for purchase or discount with the Federal Reserve System;

              (e) Any certificate of deposit or time deposit which matures not more than two years after such time and which is issued by any bank organized under the laws of United States (or any state thereof) and which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000;

              (f) Commercial paper which is issued by finance, industrial, utility, bank holding companies and state and local governments with ratings Prime-1 or Prime-2 by Moody's and A-1+, A-1 or A-2 by S&P;

              (g) Corporate bonds rated by Moody's and S&P with an average rating of at least A and maturing not more than two years after such time;

              (h) Mutual funds investing only in the above assets; provided that only up to $30,000,000 of such Investments shall constitute Other Permitted Investments, unless such mutual fund solely owns government securities for non-overnight investments;

              (i) Master notes of a bank organized under the laws of the United States (or any state thereof) or a United States government agency, in each case, which has (x) a credit rating of A2 or higher from Moody's or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, with limits authorized for each specific note, in all cases maturing not more than two years after such time; and

              (j) Asset backed securities maturing not more than two years after such time, collateralized by credit card receivables or other loans which are rated AAA or higher by both Moody's and S&P; provided that only up to $20,000,000 of such securities issued by any single issuer shall be considered Other Permitted Investments.

       "Other Taxes" means any and all stamp, documentary, mortgage recordation or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

       "Participant" is defined in Section 10.11.2.

       "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to any Security Agreement pursuant to the terms of the Existing Credit Agreement, this Agreement or such Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

       "Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub.
L. 107-56, signed into law October 26, 2001.

       "Payment Date" means a Quarterly Payment Date except that if Excess Availability falls below $125,000,000 at any time, Payment Date shall mean a Monthly Payment Date at all times thereafter.

       "PACA" shall mean the Perishable Agricultural Commodities Act, 1930, as amended, 7 U.S.C. Section 499a et. seq., as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules and regulations thereunder.

       "PBGC" means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

       "Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which Winn-Dixie or any corporation, trade or business that is, along with such Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

       "Percentage" means the applicable percentage set forth opposite each Lender's name on Schedule II hereto under the Total Commitment column or set forth in a Lender Assignment Agreement under the Total Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have any Total Commitment if its percentage under the Total Commitment column is zero.

       "Perfection Certificate" means the Perfection Certificate to be executed and delivered by an Authorized Officer of each Obligor that is a party to a Security Agreement pursuant to the terms of this Agreement, substantially in the form of Exhibit N hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

       "Perishable Inventory" means Inventory included in the following categories as reported by the Borrowers consistent with past practice: bakeries, produce, floral, dairy, fresh seafood, meat and deli.

       "Permitted Acquisition" means an acquisition (whether pursuant to an acquisition of Capital Securities, assets or otherwise) by any Borrower or any Subsidiary from any Person of a business or of all or substantially all of the assets or of all of the Capital Securities of any Person (or any division thereof) in which the following conditions are satisfied:

              (a) immediately before and after giving effect to such acquisition, no Default shall have occurred and be continuing or would result therefrom (including under Sections 7.2.1 and 7.2.4);

              (b) Winn-Dixie shall have delivered to the Agents, in form and substance satisfactory to the Agents, (i) a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition giving pro forma effect to the consummation of such acquisition and any Borrowings necessary in connection therewith and evidencing compliance with the covenants set forth in Section 7.2.4 and
       Section 7.2.19; (ii) the most recent annual and interim financial statements for the Person being acquired and related statements of income and cash flows showing positive cash flows for the preceding fiscal year of such Person, (iii) detailed forecasts of cash flows for the Person being acquired forecasting positive future cash flows and (iv) new detailed projections for Winn-Dixie and its Subsidiaries through the Stated Maturity Date giving pro forma effect to such acquisition, based on assumptions satisfactory to the Agents and demonstrating pro forma compliance with all financial covenants contained in this Agreement, including those contained in Section 7.2.4, in each case, prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section
       7.1.1 and in form reasonably satisfactory to the Agents, provided that Winn-Dixie shall not be required to comply with this clause (b) in respect of any acquisition of a single retail store or any acquisition of a series of up to twenty (20) related retail stores (whether through the acquisition of Capital Securities or assets) to the extent that such acquisitions of retail stores (the "Retail Store Acquisitions") do not exceed $25,000,000 (excluding inventory) in the aggregate during any Fiscal Year;

              (c) concurrently with the consummation of such acquisition, the Borrowers will have complied with the requirements of Section 7.1.8, including that the documentation for such acquisition shall permit the Administrative Agent to obtain a Lien thereon to the extent provided in
       Section 7.1.8; and

              (d) such acquisition shall be in the same line of business as that engaged in by Winn-Dixie and its Subsidiaries as of the Closing Date.

       "Permitted Disposition" means a sale, disposition or other conveyance of assets (including Capital Securities of a Subsidiary) by any Borrower or any of its Subsidiaries pursuant to clause (b) or (c) of Section 7.2.11.

       "Permitted Lien" means a Lien permitted pursuant to Section 7.2.3.

       "Permitted Sale and Leaseback Transaction" means a transaction by any Borrower or any of its Subsidiaries permitted pursuant to the proviso to Section 7.2.15.

       "Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

       "Pharmacy Receivables" means as to each Borrower and each Guarantor, all present and future rights of such Borrower and Guarantor to payment from a Third Party Payor arising from the sale of prescription drugs by such Borrower or Guarantor (it being understood that the portion of the purchase price for such prescription drugs payable by the purchaser of such prescription drugs or any Person other than a Third Party Payor shall not be deemed to be a Pharmacy Receivable).

       "Pharmacy Scripts" means as to each Borrower and Guarantor, all of such Borrower's and Guarantor's now owned or hereafter existing or acquired retail customer files (including prescriptions for retail customers and other medical information related thereto) maintained by the retail pharmacies of Borrowers and Guarantors, wherever located.

       "Pharmacy Scripts Availability" means an amount equal to a percentage of the "net orderly liquidation value" of the Eligible Pharmacy Scripts based on the appraisal thereof received by the Collateral Monitoring Agent prior to the Closing Date (using such methodology or methodologies as may be acceptable to the Collateral Monitoring Agent), net of estimated liquidation expenses, costs and commissions, such percentage to equal thirty-five percent (35%) from the Closing Date until the end of the third Fiscal Month of Fiscal Year 2005, which percentage shall be reduced by 1% at the end of each Fiscal Month occurring thereafter until such percentage has been reduced to twenty-five percent (25%); provided, however, that the Pharmacy Scripts Availability may be reduced, at the Agents' option in good faith, to reflect (a) any sales of Eligible Pharmacy Scripts, (b) reductions in the number of prescriptions, the average volume of prescriptions being filled or the average dollar amount of prescription values,
(c) any change in the mix of the types of payors with respect to prescriptions,
(d) any statutory or regulatory changes after the date hereof that adversely affect the transferability of the Pharmacy Scripts or (e) any other changes to the factors identified in any appraisal that adversely affect the amount that may be recovered by the Agents from the sale or other disposition of the Pharmacy Scripts; provided further that the amount of any such reduction shall have a reasonable relationship to the event, condition or other matter which is the basis for such reduction as determined by the Agents in good faith.

       "Pharmacy Scripts Cap" means, at any time of determination, an amount equal to the lesser of (a) an amount equal to $35,000,000 from the Closing Date until the end of the third Fiscal Month of Fiscal Year 2005, which amount shall be reduced by $1,000,000 at the end of each Fiscal Month occurring thereafter until such amount has been reduced to $25,000,000 and (b) an amount equal to the Total Commitment Amount as in effect at the time of such determination multiplied by, during Fiscal Year 2005, 5.8% and, at all times thereafter, 4.2%.

       "Pledge Agreement" means, as the context may require, the Borrower Pledge Agreement, each Subsidiary Pledge Agreement and each other document pursuant to which a pledge may be created by the owners of Capital Securities of Winn-Dixie or any of Winn-Dixie's Subsidiaries to the Administrative Agent for the benefit of the Lenders (including any Foreign Pledge Agreement), in each case as reaffirmed by the Guaranty, Security Document and Subordination Reaffirmation and as amended, supplemented, amended and restated or otherwise modified from time to time.

       "Pledged Subsidiary" means each Material Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of
(a) any of the Capital Securities of such

Subsidiary or (b) any intercompany notes of such Material Subsidiary owing to Winn-Dixie or another Subsidiary.

       "Process Agent" is defined in Section 10.15.

       "Processor Letter" means any direction letter duly executed and delivered by any Obligor to any Credit Card Issuer or Credit Card Processor of the Obligors, pursuant to the requirements of the Existing Credit Agreement or this Agreement, substantially in the form of Exhibit O hereto or as otherwise approved by the Agents.

       "Properties" means those properties listed in Item 5.1.15 of the Disclosure Schedule.

       "Proposal Letter" means the confidential letter, dated April 19, 2004 by and among WCM, Wachovia Bank, Congress and Winn-Dixie.

       "PSA" shall mean the Packers and Stockyard Act of 1921, 7 U.S.C. Section 181 et. seq., as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

       "Quarterly Payment Date" means the last day of March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

       "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by any Borrower or any of their Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender.

       "Real Property" means, with respect to any Person, such Person's present and future right, title and interest (including, without limitation, any leasehold estate) in

              (a) any plots, pieces or parcels of land;

              (b) any improvements, buildings, structures and fixtures now or hereafter located or erected thereon or attached thereto of every nature whatsoever (the rights and interest described in clauses (a) and (b) being the "Premises");

              (c) any other interests in property constituting appurtenances to the Premises, or which hereafter shall in any way belong, relate or be appurtenant thereto; and

              (d) all other rights and privileges thereunto belonging or appertaining and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to or of any of the rights and interests described in clause (c) above.

       "Real Property Availability" means an amount equal to fifty-five percent (55%) of the fair market value of the Eligible Real Property, as set forth in the most recent acceptable appraisal of such Real Property received by the Collateral Monitoring Agent in accordance with Section 7.3.8 hereof; provided, that, the Real Property Availability shall be reduced on the last day of each Fiscal Month, commencing on the last day of the first full Fiscal Month after the Closing Date, by an amount equal to the initial Real Property Availability divided by ninety-one (91).

       "Records" means, as to each Borrower and Guarantor, all of such Borrower's and Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of any Borrower or Guarantor with respect to the foregoing maintained with or by any other Person).

       "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

       "Register" is defined in clause (b) of Section 2.7.

       "Reimbursement Obligation" is defined in Section 2.6.3.

       "Related Fund" means, with respect to any Lender which is a fund that invests in loans, any other fund that invests in loans and is controlled by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

       "Release" means a "release", as such term is defined in CERCLA.

       "Replaced Lender" is defined in Section 4.11.

       "Replacement Lender" is defined in Section 2.8.

       "Reports" is defined in Section 9.11.

       "Required Lenders" means, at any time,

              (a) prior to the date of the making of the initial Credit Extensions hereunder, Lenders having at least a majority of the Commitments; and

              (b) on and after the date of the making of the initial Credit Extensions hereunder, Lenders holding at least a majority of the Total Exposure Amount.

       "Reserves" means, as of any date of determination, such amounts as the Agents may from time to time establish and revise in good faith, without duplication, reducing the amount of Revolving Loans, Subfacility Letter of Credit Outstandings and Standby Letter of Credit Outstandings that would otherwise be available to the Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by the Collateral Monitoring Agent in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, (i) the Eligible Borrowing Base Assets or any other property which is security for the Obligations or its value, (ii) the assets, business, financial condition or prospects of any Borrower or Obligor or (iii) the security interests and other rights of the Agents or any Lender in the Eligible Borrowing Base Assets or any other property which is security for the Obligations (including the enforceability, perfection and priority thereof), (b) to reflect the Collateral Monitoring Agent's good faith belief (whether based on the receipt or discovery of new information, any change, occurrence or development with respect to previously furnished information, or otherwise) that any collateral report or financial information furnished by or on behalf of any Borrower or Obligor to any Agent is, has become or may have been incomplete, inaccurate or misleading in any material respect, (c) to fully reflect Subfacility Letter of Credit Outstandings to the extent provided in Section 2.1.2 hereof, (d) to fully reflect Standby Letter of Credit Outstandings to the extent provided in Section
2.1.3 hereof, (e) to fully reflect (i) past due payables which are outstanding more than sixty (60) days past the invoice date as of such time, (ii) past due accruals which are outstanding more than sixty (60) days past the receipt of Inventory related to such accrual as of such time,

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

in excess of $10,000,000, (iii) past due rent payments which are outstanding more than thirty (30) days past due as of such time and (iv) without duplication, the amount of checks issued but not sent by the Borrowers to pay such payables, accruals and rent payments, in each case other than (A) payables, accruals or rent payments which are being contested by a Borrower in good faith and (B) past due payables and accruals in respect of which a Reserve has been established pursuant to clause (1) below, (f) to fully reflect any dividends declared in accordance with the proviso to Section 7.2.6(b), (g) to fully reflect the net obligations of any Borrower or any of its Subsidiaries under each Rate Protection Agreement, (h) to fully reflect write-ups or write-downs in value with respect to currency exchange rates and/or payments and/or (i) in respect of any state of facts which the Agents determine in good faith constitutes a Default or an Event of Default. Without limiting the generality of the foregoing, Reserves may, at the Agents' option in good faith, be established, without duplication, to take into account: (1) liabilities of any Borrower to any Person that is entitled to receive the benefit of a security interest or trust pursuant to the PACA, the PSA, the Food Security Act, any law relating to dairy products or any other similar law and (2) dilution with respect to the Pharmacy Receivables (based on the ratio of the aggregate amount of non-cash reductions in Pharmacy Receivables for any period to the aggregate dollar amount of the prescription drug sales of Borrowers for such period) as calculated by the Collateral Monitoring Agent for any period that is or is reasonably anticipated to be greater than five (5%) percent. To the extent the Agents (a) have reflected in the lending formulas used to establish the Borrowing Base any circumstance, condition, event or contingency in a manner satisfactory to the Agents or (b) may revise the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for any of the Eligible Borrowing Base Assets so as to address any circumstances, condition, event or contingency in a manner satisfactory to the Agents, in each case the Agents shall not establish a Reserve for the same purpose. The amount of any Reserve established by the Agents shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by the Agents in good faith.

     "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

     "Restricted Payment" means the declaration or payment of any dividend (other than dividends payable solely in Capital Securities of any Borrower or any Subsidiary which do not contain mandatory redemption provisions) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement, repurchase or other acquisition of any class of Capital Securities of any Borrower or any Subsidiary or any warrants or options to purchase any such Capital Securities, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of any Borrower or any Subsidiary or otherwise.

     "Restricted Subsidiary" shall have the meaning ascribed thereto in the Senior Unsecured Notes Indenture.

     "Restructuring Plan" means the restructuring plan publicly announced by Winn-Dixie on April 30, 2004 as described more fully on Schedule VI attached hereto and in the Confidential Memorandum.

     "Retail Store Acquisitions" is defined in the definition of "Permitted Acquisitions".

     "Revolving Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Revolving Loans pursuant to clause (a) of Section 2.1.1.

     "Revolving Loan Commitment Amount" means, on any date, $400,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

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

     "Revolving Loans" is defined in clause (a) of Section 2.1.1.

     "Revolving Note" means a second amended and restated promissory note of a Borrower payable to any Lender, substantially in the form of Exhibit A-1 hereto (as such amended restated promissory note may be further amended, amended and restated, extended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

     "SEC" means the Securities and Exchange Commission.

     "Secured Parties" means, collectively, the Lenders, the Issuer, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

     "Securities Control Agreement" means a securities control agreement duly executed and delivered by (a) in respect of securities entitlements, any securities intermediary, any Borrower or any of their subsidiaries and the Administrative Agent, substantially in the form of Exhibit S-1 hereto or as otherwise satisfactory to the Agents or (b) in respect of uncertificated securities, any issuer, any Borrower or any of their subsidiaries and the Administrative Agent, substantially in the form of Exhibit S-2 hereto, or as otherwise satisfactory to the Agents.

     "Security Agreement" means, as the context may require, the Borrower Security Agreement, each Subsidiary Security Agreement and each other document, including supplements with respect to intellectual property, pursuant to which a Lien may be granted by any Borrower, any of their Subsidiaries or any Affiliates thereof to the Administrative Agent for the benefit of the Lenders, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Security Document" means, as the context may require, each Security Agreement, Pledge Agreement, Mortgage and Subsidiary Guaranty.

     "Senior Unsecured Notes" means Winn-Dixie's 8 7/8% Senior Unsecured Notes due 2008 issued for gross cash proceeds of $300,000,000 on March 29, 2001, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

     "Senior Unsecured Notes Documents" means, collectively, the Senior Unsecured Notes Indenture, the Senior Unsecured Notes and each of the other loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments and agreements executed and delivered in connection with or pursuant to the Senior Unsecured Notes Offering, as amended, supplemented, amended, restated and otherwise modified from time to time in accordance with
Section 7.2.12.

     "Senior Unsecured Notes Indenture" means the Indenture, dated as of March 29, 2001, between Winn-Dixie and the Trustee, pursuant to which the Senior Unsecured Notes were issued, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

     "Senior Unsecured Notes Offering" means the issuance of the Senior Unsecured Notes.

     "Social Security Act" shall mean the Social Security Act, 92 U.S.C.
(S)(S)1396, et seq, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

     "Special Agent Advances" is defined in Section 2.1.1.

     "Standby Letter of Credit" is defined in Section 2.1.3.

     "Standby Letter of Credit Commitment" means, with respect to the Issuer, such Issuer's obligation to issue Standby Letters of Credit pursuant to Section
2.1.3 and, with respect to each Lender, the obligations of each such Lender to participate in such Standby Letters of Credit pursuant to Section 2.6.1.

     "Standby Letter of Credit Commitment Amount" means, on any date, a maximum amount of $200,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

     "Standby Letter of Credit Issuance Request" means a Standby letter of Credit request and certificate to be duly executed by an Authorized Officer of a Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit B-2 hereto.

     "Standby Letter of Credit Outstandings" means, on any date, an amount equal to the sum of (a) the then aggregate amount which is undrawn and available under all issued and outstanding Standby Letters of Credit, and (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of Standby Letters of Credit.

     "Stated Amount" means, on any date and with respect to a particular Letter of Credit or Standby Letter of Credit, the total amount then available to be drawn under such Letter of Credit or Standby Letter of Credit in Dollars.

     "Stated Expiry Date" is defined in Section 2.6.

     "Stated Maturity Date" means June 29, 2007 or, if extended pursuant to
Section 2.8, the date that is 364 days after the Stated Maturity date then in effect.

     "Sub Debt Documents" means, collectively, any loan agreements, indentures, note purchase agreements, promissory notes, guarantees or other instruments and agreements evidencing the terms of any Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with
Section 7.2.12.

     "Subfacility Letter of Credit" is defined in Section 2.1.2.

     "Subfacility Letter of Credit Commitment" means, with respect to the Issuer, such Issuer's obligation to issue Subfacility Letters of Credit pursuant to Section 2.1.2 and, with respect to each Lender, the obligations of each such Lender to participate in such Subfacility Letters of Credit pursuant to Section 2.6.1.

     "Subfacility Letter of Credit Commitment Amount" means, on any date, a maximum amount of $50,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

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

     "Subfacility Letter of Credit Issuance Request" means a Subfacility Letter of Credit request and certificate to be duly executed by an Authorized Officer of a Borrower pursuant to the terms of this Agreement, substantially in the form of Exhibit B-3 hereto.

     "Subfacility Letter of Credit Outstandings" means, on any date, an amount equal to the sum of (a) the then aggregate amount which is undrawn and available under all issued and outstanding Subfacility Letters of Credit, and (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of Subfacility Letters of Credit.

     "Subordinated Debt" means any unsecured Indebtedness of Winn-Dixie bearing a market rate of interest and subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms satisfactory to the Agents.

     "Subordination Provisions" is defined in Section 8.1.11.

     "Subsidiary" means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of Winn-Dixie.

     "Subsidiary Borrowers" is defined in the preamble.

     "Subsidiary Guarantor" means each Subsidiary that has executed and delivered to the Administrative Agent a Subsidiary Guaranty or a supplement thereto.

     "Subsidiary Guaranty" means the Subsidiary Guaranty executed and delivered by an Authorized Officer of each Material Subsidiary that is a U.S. Subsidiary in favor of the Administrative Agent for the benefit of the Secured Parties dated as of March 29, 2001, pursuant to the Original Credit Agreement, a copy of which is attached hereto as Exhibit H, as reaffirmed by the Guaranty, Security Document and Subordination Reaffirmation and as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Subsidiary Pledge Agreement" means the Pledge Agreement to be executed and delivered by each U.S. Subsidiary, if any, that in turn has any Material Subsidiaries that are U.S. Subsidiaries in favor of the Administration Agent for the benefit of the Secured Parties, pursuant to the terms of this Agreement substantially in the form of Exhibit F-2 hereto, together with any supplemental Foreign Pledge Agreements delivered pursuant to the terms of this Agreement, in each case as reaffirmed by the Guaranty, Security Document and Subordination Reaffirmation and as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Subsidiary Security Agreement" means, collectively, each Security Agreement executed and delivered by an Authorized Officer of each Material Subsidiary that is a U.S. Subsidiary in favor of the Administrative Agent for the benefit of the Secured Parties dated as of March 29, 2001, pursuant to the Original Credit Agreement, a copy of which is attached hereto as Exhibit I-2, in each case, as reaffirmed by the Guaranty, Security Document and Subordination Reaffirmation and as amended, supplemented, amended and restated or otherwise modified from time to time.

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

     "Substitute Lender" is defined in clause (f) of Section 10.11.1.

     "Swing Line Lender" means, subject to the terms of this Agreement, Wachovia Bank.

     "Swing Line Loan" is defined in clause (b) of Section 2.1.1.

     "Swing Line Loan Commitment" is defined in clause (b) of Section 2.1.1.

     "Swing Line Loan Commitment Amount" means, on any date, $20,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

     "Swing Line Note" means a second amended and restated promissory note of a Borrower payable to the Swing Line Lender, substantially in the form of Exhibit A-2 hereto (as such amended and restated promissory note may be further amended, amended and restated, extended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of such Borrower to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Syndication Agent" is defined in the preamble.

     "Synthetic Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

     "Taxes" means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

     "Termination Date" means the date on which all Obligations have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated or expired.

     "Test Date" is defined in clause (b) of Section 7.2.4.

     "Third Party Payor" shall mean any private health insurance company that is obligated to reimburse or otherwise make payments to pharmacies who sell prescription drugs to eligible patients under any insurance contract with such private health insurer.

     "Total Commitment Amount" means the sum of the Revolving Loan Commitment Amount and the Standby Letter of Credit Commitment Amount.

     "Total Exposure Amount" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the amount of the Total Letter of Credit Outstandings and the unfunded amount of the Commitments.

     "Total Letter of Credit Outstandings" means the aggregate amount of all Subfacility Letter of Credit Outstandings and all Standby Letter of Credit Outstandings.

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

     "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to any Security Agreement pursuant to the terms of the Existing Credit Agreement, this Agreement or such Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "Trigger Date" means any date that Excess Availability is below (a) $100,000,000 for the purposes of Section 7.2.4 and Section 7.2.19 and (b) $150,000,000 for all other purposes.

     "Trustee" means Wilmington Trust Company.

     "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

     "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

     "U.S. Subsidiary" means any Subsidiary that is incorporated or organized under the laws of the United States, a state thereof, or the District of Columbia, in each case which is not a Subsidiary of a Foreign Subsidiary.

     "Value" means, as determined by the Collateral Monitoring Agent in good faith with respect to Inventory, the cost of such Inventory computed on a first-in/first-out basis in accordance with GAAP, provided that, for purposes of the calculation of the Borrowing Base, the Value of the Inventory shall not include: (a) the portion of the value of Inventory equal to the profit earned by any Affiliate on the sale thereof to any Borrower, (b) the portion of the value of Inventory in an amount equal to such Borrower's accrued liability for gift certificates or (c) the portion of the value of Inventory in an amount equal to such Borrower's shrink reserve, mark downs and dated inventory reserves as reflected in the Borrower's reporting consistent with past practice and any related accruals deemed reasonably necessary by the Agents.

     "Voting Securities" means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "Wachovia Bank" is defined in the preamble.

     "WCM" is defined in the preamble.

     "Welfare Plan" means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

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

     "wholly owned Subsidiary" means any Subsidiary all of the outstanding Capital Securities of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by Winn-Dixie.

     "Winn-Dixie" is defined in the preamble.

     SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document, the Disclosure Schedule and each notice or communication delivered from time to time in connection with this Agreement or any other Loan Document.

     SECTION 1.3. Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

     SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements of Winn-Dixie and its Subsidiaries as contained in Winn-Dixie's annual report on Form 10-K for the Fiscal Year ended June 25, 2003. Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for Winn-Dixie and its Subsidiaries, in each case without duplication.

                                   ARTICLE II
                       COMMITMENTS, BORROWING AND ISSUANCE
                     PROCEDURES, NOTES AND LETTERS OF CREDIT

     SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and the Issuer severally agree to make Credit Extensions as set forth below.

     SECTION 2.1.1. Revolving Loan Commitment and Swing Line Loan Commitment. From time to time on any Business Day occurring from and after the Closing Date but prior to the Commitment Termination Date,

          (a) each Lender severally agrees that it will make loans (relative to such Lender, its "Revolving Loans") to the Administrative Borrower for the account of the applicable Borrower equal to such Lender's Percentage of the aggregate amount of each Borrowing of Revolving Loans requested by any Borrower (or the Administrative Borrower on behalf of a Borrower) to be made on such day; provided that, in any event, (i) the aggregate principal amount of Revolving Loans, Swing Line Loans and Subfacility Letter of Credit Outstandings outstanding with respect to all the Borrowers at any one time shall not exceed the Revolving Loan Commitment Amount and (ii) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings outstanding with respect to all the Borrowers at any one time shall not exceed the Borrowing Base at such time.

          (b) the Swing Line Lender agrees that it will make loans (its "Swing Line Loans") to the Administrative Borrower for the account of the applicable Borrower equal to the principal amount of the Swing Line Loan requested by any Borrower (or the Administrative Borrower on behalf of a Borrower) to be made on such day; provided that, in any event, (i) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings outstanding with respect to all the Borrowers at any one time shall not exceed the Borrowing Base at such time and (ii) the aggregate principal amount of Swing Line Loans outstanding to all the Borrowers at any one time shall not exceed the Swing Line Loan Commitment Amount. The Commitment of the Swing Line Lender described in this clause is herein referred to as its "Swing Line Loan Commitment".

          (c) the Collateral Monitoring Agent may, in its discretion, from time to time, upon not less than five (5) days prior notice to the Administrative Borrower (or, if an Event of Default has occurred and is continuing, no prior notice to the Administrative Borrower), reduce the lending formula(s) with respect to Borrowing Base Assets to the extent that the Collateral Monitoring Agent determines in good faith that the liquidation value of the Borrowing Base Assets or any category thereof has decreased, including any decrease attributable to a change in the nature, quality, turnover or mix of the Borrowing Base Assets. The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by the Collateral Monitoring Agent in good faith. In determining whether to reduce the lending formula(s), the Collateral Monitoring Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Inventory, Eligible Pharmacy Scripts, Eligible Pharmacy Receivables or Eligible Real Property, as the case may be, or in establishing Reserves, provided that, to the extent the Agents have established Reserves to address any circumstances, condition, event or contingency in a manner satisfactory to the Agents, the Agents shall not reduce the lending formulas for the same purpose.

          (d) in the event that (i) the aggregate principal amount of the Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings outstanding with respect to all the Borrowers exceeds the Borrowing Base,
     (ii) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings based on Eligible Inventory consisting of finished goods that is Perishable Inventory exceeds the sublimit set forth in clause (a)(i)(B)(3) of the definition of Borrowing Base, (iii) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings based on Eligible Pharmacy Scripts exceeds the sublimit set forth in clause (a)(i)(C)(2) of the definition of Borrowing Base, (iv) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings based on Eligible Pharmacy Receivables exceeds the sublimit set forth in clause (a)(i)(D)(2) of the definition of Borrowing Base, (v) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings based on Eligible Real Property exceeds the sublimit set forth in clause (a)(i)(E)(2) of the definition of Borrowing Base, (vi) the aggregate principal amount of Revolving Loans, Swing Line Loans and Subfacility Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount, (vii) the aggregate amount of the Subfacility Letter of Credit Outstandings exceeds the Subfacility Letter of Credit Commitment Amount, (viii) the aggregate amount of the Swing Line Loans exceeds the Swing Line Loan Commitment Amount, or (ix) the aggregate amount of Standby Letter of Credit Outstandings exceeds the Standby Letter of Credit Commitment Amount, in each case such event shall not limit, waive or otherwise affect any rights of any Agent or the Lenders in such circumstances or on any future occasions and the Borrowers shall immediately repay to the Administrative Agent the entire amount of any such excess(es) for which payment is demanded.

          Notwithstanding anything to the contrary contained herein, the Administrative Agent may, at its option, from time to time, at any time on or after an Event of Default and for so long as the same is continuing or upon any other failure of a condition precedent to the making of Loans or the issuance of Letters of Credit hereunder, make such disbursements and advances ("Special Agent

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

Advances") which the Agents, in their sole discretion, deem necessary or desirable either (x) to preserve or protect the Collateral or any portion thereof or (y) to enhance the likelihood or maximize the amount of repayment by the Borrowers and Guarantors of the Loans and other Obligations, provided, that,
(i) the aggregate outstanding principal amount of the Special Agent Advances which the Administrative Agent may make or provide, plus the then outstanding principal amount of additional Loans or Letters of Credit which the Administrative Agent or the Issuer may make or provide as set forth in Section
10.21 hereof, shall not exceed the aggregate outstanding amount equal to five (5%) percent of the Borrowing Base, (ii) the aggregate outstanding principal amount of the Special Agent Advances which the Administrative Agent may make or provide plus the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings outstanding with respect to all the Borrowers at any one time shall not exceed the Total Commitment Amount and (iii) the aggregate outstanding principal amount of the Special Agent Advances which the Administrative Agent may make or provide plus the aggregate principal amount of Revolving Loans, Swing Line Loans and Subfacility Letter of Credit Outstandings outstanding with respect to all the Borrowers at any one time shall not exceed the Revolving Loan Commitment Amount. Special Agent Advances shall be repayable on demand and be secured by the Collateral, provided that, demand shall be made by the Administrative Agent for the repayment of any outstanding Special Agent Advance no later than 90 days after the date such Special Agent Advance was made (unless the Required Lenders shall have consented to a later date for demand). Special Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. Without limitation of its obligations hereunder, each Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent's demand, in immediately available funds, the amount equal to such Lender's Percentage of each such Special Agent Advance.

              On the terms and subject to the conditions hereof, each Borrower may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans. No Lender shall be required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Lender, together with such Lender's Percentage of the aggregate amount of all Swing Line Loans and Subfacility Letter of Credit Outstandings, would exceed such Lender's Percentage of the then existing Revolving Loan Commitment Amount. Furthermore, the Swing Line Lender shall not be required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) unless otherwise agreed to by the Swing Line Lender, in its sole discretion, the sum of all Swing Line Loans and Revolving Loans made by the Swing Line Lender plus the Swing Line Lender's Percentage of the aggregate amount of Subfacility Letter of Credit Outstandings would exceed the Swing Line Lender's Percentage of the then existing Revolving Loan Commitment Amount.

       SECTION 2.1.2. Subfacility Letter of Credit Commitment; Existing Letters of Credit.

       (a) From time to time on any Business Day occurring from and after the Closing Date but prior to the Commitment Termination Date, the Issuer agrees that it will

              (i) issue one or more import letters of credit or standby letters of credit (relative to such Issuer, its "Subfacility Letter of Credit") for the account of any Borrower or any Subsidiary Guarantor in the Stated Amount requested by such Borrower or Subsidiary Guarantor (or the Administrative Borrower on behalf of such Borrower or Subsidiary Guarantor) on such day; provided that (A) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings outstanding at any one time shall not exceed the Borrowing Base at such time, (B) the aggregate principal amount of Revolving Loans, Swing Line Loans and Subfacility Letter of Credit Outstandings outstanding at any one time shall not exceed the Revolving Loan Commitment Amount, and (C) the aggregate principal amount of Subfacility

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

       Letter of Credit Outstandings to all the Borrowers and Subsidiary Guarantors at any one time shall not exceed the Subfacility Letter of Credit Commitment Amount; or

              (ii) extend the Stated Expiry Date of an existing Subfacility Letter of Credit previously issued hereunder.

No Stated Expiry Date shall extend beyond the earlier of (w) the Commitment Termination Date and (x) one year from the date of such initial issuance or, if applicable, most recent extension, in each case unless otherwise agreed to by the Issuer in its sole discretion; provided that in the case of a Stated Expiry Date that extends beyond the Commitment Termination Date, such Subfacility Letter of Credit is fully cash collateralized in a manner satisfactory to the Issuer on the date of its issuance (or extension, if prior to such extension the Stated Expiry Date was prior to the Commitment Termination Date). The Issuer shall not be required to issue or extend the Stated Expiry Date of any Subfacility Letter of Credit if, after giving effect thereto, (x) the sum of the aggregate amount of all Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings would exceed the Borrowing Base, (y) the aggregate amount of all Subfacility Letter of Credit Outstandings would exceed the Subfacility Letter of Credit Commitment Amount or (z) the sum of the aggregate amount of all Subfacility Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount. For the avoidance of doubt, no Stated Expiry Date shall in any event extend beyond the date which is one year after the Commitment Termination Date, even if the applicable Letter of Credit is fully Cash Collateralized.

       (b) The Issuer shall not be required to issue any Subfacility Letter of Credit for the account of a Borrower or a Subsidiary Guarantor or extend the Stated Expiry Date of an existing Subfacility Letter of Credit for the account of a Borrower or a Subsidiary Guarantor unless the Excess Availability, prior to giving effect to any Reserves with respect to such Subfacility Letter of Credit, on the date of the proposed issuance of any Subfacility Letter of Credit, shall be equal to or greater than: (i) if the proposed Subfacility Letter of Credit is for the purpose of purchasing Eligible Inventory and the documents of title with respect thereto are consigned to the Issuer, the sum of (A) the percentage equal to one hundred (100%) percent minus the then applicable percentage with respect to Eligible Inventory set forth in the definition of the term Borrowing Base multiplied by the Value of such Eligible Inventory, plus (B) freight, taxes, duty and other amounts which the Collateral Monitoring Agent estimates must be paid in connection with such Inventory upon arrival and for delivery to one of such Borrower's or Subsidiary Guarantor's locations for Eligible Inventory within the United States of America and (ii) if the proposed Subfacility Letter of Credit is for any other purpose or the documents of title are not consigned to the Issuer in connection with a Subfacility Letter of Credit for the purpose of purchasing Inventory, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by the Administrative Agent with respect thereto. Effective on the issuance of each Subfacility Letter of Credit, a Reserve shall be established in the applicable amount set forth in Section 2.1.2(b)(i) or Section 2.1.2(b)(ii), except to the extent such Subfacility Letter of Credit is fully cash collateralized pursuant to Section 2.1.2(a).

       (c) In connection with Inventory purchased with Subfacility Letters of Credit, the Borrowers and the Guarantors shall, at the Collateral Monitoring Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which an Agent holds a security interest to deliver them to the applicable Agent and/or subject to an Agent's order, and if they shall come into such Borrower's or Guarantor's possession, to deliver them, upon the Collateral Monitoring Agent's request, to the Administrative Agent in their original form. The Borrowers and the Guarantors shall also, at the Collateral Monitoring Agent's request, designate the Administrative Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

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

       (d) All Existing Letters of Credit listed in Part I of Item 7.2.2(a) of the Disclosure Schedule shall be deemed to have been issued as Subfacility Letters of Credit under this Agreement and shall be governed by, and participated in by the Lenders pursuant to, the terms of this Agreement.

       SECTION 2.1.3. Standby Letter of Credit Commitment.

       (a) From time to time on any Business Day occurring from and after the Closing Date but prior to the Commitment Termination Date, the Issuer agrees that it will

              (i) issue one or more standby letters of credit (relative to such Issuer, its "Standby Letter of Credit") for the account of any Borrower or any Subsidiary Guarantor that is a Restricted Subsidiary in the Stated Amount requested by such Borrower or Subsidiary Guarantor (or the Administrative Borrower on behalf of such Borrower or Subsidiary Guarantor) on such day; provided that (A) Standby Letters of Credit shall be issued only to support workers compensation obligations and bankers acceptances and performance bonds, surety bonds, appeal bonds and performance guarantees of a Borrower or any Restricted Subsidiary, in each case, in the ordinary course of business of such Borrower or such Restricted Subsidiary consistent with past practice, (B) the aggregate principal amount of Revolving Loans, Swing Line Loans and Total Letter of Credit Outstandings outstanding at any one time shall not exceed the Borrowing Base at such time and (C) the aggregate principal amount of Standby Letter of Credit Outstandings to all the Borrowers and Subsidiary Guarantors at any one time shall not exceed the Standby Letter of Credit Commitment Amount; or

              (ii) extend the Stated Expiry Date of an existing Standby Letter of Credit previously issued hereunder.

No Stated Expiry Date shall extend beyond the earlier of (w) the Commitment Termination Date and (x) one year from the date of initial issuance or, if applicable, most recent extension, in each case unless otherwise agreed to by the Issuer in its sole discretion; provided that in the case of a Stated Expiry Date that extends beyond the Commitment Termination Date, such Standby Letter of Credit is fully cash collateralized in a manner satisfactory to the Issuer on the date of its issuance (or extension, if prior to such extension the Stated Expiry Date was prior to the Commitment Termination Date). The Issuer shall not be required to issue or extend the Stated Maturity Date of any Standby Letter of Credit if, after giving effect thereto, (y) the aggregate amount of all Standby Letter of Credit Outstandings would exceed the Standby Letter of Credit Commitment Amount or (z) the sum of the aggregate amount of the Total Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Total Commitment Amount. For the avoidance of doubt, no Stated Expiry Date shall in any event extend beyond the date which is one year after the Commitment Termination Date, even if the applicable Letter of Credit is fully Cash Collateralized.

       (b) The Issuer shall not be required to issue any Standby Letter of Credit for the account of a Borrower or extend the Stated Expiry Date of an existing Standby Letter of Credit for the account of a Borrower unless the Excess Availability, prior to giving effect to any Reserves with respect to such Standby Letter of Credit, on the date of the proposed issuance of any Standby Letter of Credit, shall be equal to or greater than an amount equal to the sum (the "Applicable Amount") of (i) one hundred percent (100%) of the face amount thereof plus (ii) all other commitments and obligations made or incurred by the Administrative Agent with respect thereto. Effective on the issuance of each Standby Letter of Credit, a Reserve shall be established in the Applicable Amount for such Standby Letter of Credit, except to the extent such Standby Letter of Credit is fully Cash Collateralized pursuant to Section 2.1.3(a).

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

       (c) The Issuer shall not be required to issue any Standby Letter of Credit if it is to be used other than as set forth in Section 2.1.3(a)(i)(A) above.

       (d) All Existing Letters of Credit listed in Part II of Item 7.2.2(a) of the Disclosure Schedule shall be deemed to have been issued as Standby Letters of Credit under this Agreement and shall be governed by, and participated in by the Lenders pursuant to, this Agreement.

       SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reduction from time to time as set forth below.

       SECTION 2.2.1. Optional. Winn-Dixie may, from time to time on any Business Day occurring after the Closing Date, voluntarily reduce the undrawn amount of the Revolving Loan Commitment Amount and the Swing Line Loan Commitment Amount, the unutilized Subfacility Letter of Credit Commitment Amount or the unutilized Standby Letter of Credit Commitment Amount on the Business Day so specified by Winn-Dixie without premium or penalty (subject to Section 4.4 hereof); provided, however, that all such reductions shall require at least one Business Day's prior notice to the Administrative Agent and be permanent, and any partial reduction of (x) any Commitment Amount other than the Swing Line Loan Commitment Amount shall be in a minimum amount of $5,000,000 and in an integral multiple of $1,000,000 and (y) the Swing Line Loan Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of (a) the Swing Line Loan Commitment Amount and
(b) the Subfacility Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Subfacility Letter of Credit Commitment Amount (as directed by Winn-Dixie in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

       SECTION 2.2.2. Mandatory. (a) The Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the Commitment Termination Date so that the Revolving Loan Commitment Amount equals $0.

       (b) The Standby Letter of Credit Commitment Amount shall, without any further action, automatically and permanently be reduced on the Commitment Termination Date so that the Standby Letter of Credit Commitment Amount equals $0.

       SECTION 2.3. Borrowing Procedures. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

       SECTION 2.3.1. Borrowing Procedure. In the case of Loans other than Swing Line Loans, by delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon (New York time) on a Business Day, a Borrower (or the Administrative Borrower on behalf of such Borrower) may from time to time irrevocably request, on the same day as the proposed Borrowing in the case of Base Rate Loans, or three Business Days' notice in the case of LIBO Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $1,000,000, in the case of Base Rate Loans, in a minimum amount of $5,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day,

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

specified in such Borrowing Request. In the case of LIBO Rate Loans, on or before 11:00 a.m. (New York time), and in the case of Base Rate Loans other than Swing Line Loans, on or before 3:00 p.m. (New York time), on such specified Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the applicable Borrower by wire transfer to the accounts such Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

       SECTION 2.3.2. Swing Line Loans.

       (a) By telephonic notice to the Swing Line Lender on or before 12:00 noon (New York time) on a Business Day (followed (on the same Business Day) by the delivery of a confirming Borrowing Request), a Borrower (or the Administrative Borrower on such Borrower's behalf) may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $500,000 and an integral multiple of $100,000. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the applicable Borrower by wire transfer to the account such Borrower shall have specified in its notice therefor by the close of business on the Business Day telephonic notice is received by the Swing Line Lender. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication permitted to be made by telephone hereunder and clause (a)(ii) of Section 3.1.1 believed by it to be genuine and correct. The Borrowers shall not request (and shall not be permitted to request) any Swing Line Loans when any Default has occurred and is continuing.

       (b) If (i) any Swing Line Loan shall be outstanding for more than four Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when a Borrower requests that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender (and the Swing Line Lender agrees to make such request by the fifth Business Day that any Swing Line Loan is outstanding), (A) make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding or (B) if, for any reason, it cannot make a Revolving Loan, purchase a participation in an amount equal to such Lender's Percentage of the aggregate principal amount of all Swing Line Loans outstanding (in either case, such outstanding Swing Line Loans hereinafter referred to as the "Refunded Swing Line Loans"). On or before 11:00 a.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans. At the time the Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender's Percentage of the aggregate principal amount of the Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause, the amount so funded shall become outstanding under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made. Each Lender's obligation to make the Revolving Loans (or purchase participations)

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

referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

       SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 11:00 a.m. (New York time) on a Business Day, a Borrower (or the Administrative Borrower on such Borrower's behalf) may from time to time irrevocably elect, on not less than one Business Day's notice in the case of conversions to or continuations of Base Rate Loans, or three Business Days' notice in the case of conversions to or continuations of LIBO Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business
Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing unless the Agents otherwise agree.

       SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of a Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, each Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

       SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 11:00 a.m. (New York time) on a Business Day, a Borrower (or the Administrative Borrower on such Borrower's behalf) may from time to time irrevocably request on not less than three nor more than ten Business Days' notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days' prior notice, in the case of a request for the extension of the Stated Expiry Date of an outstanding Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that the Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit in a minimum amount of $25,000 in such form as may be requested by such Borrower and approved by such Issuer, solely for the purposes described in Section 7.1.7. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (a) the Commitment Termination Date or (b) one year from the date of its initial issuance or extension, in each case unless otherwise agreed to by the Issuer in its sole discretion; provided that in the case of a Stated Expiry Date that extends beyond the Commitment Termination Date, such Letter of Credit is fully cash collateralized in a manner satisfactory to the Issuer on the date of its issuance (or extension, if prior to

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

such extension the Stated Expiry Date was prior to the Commitment Termination
Date). Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues.

       SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit, and without further action, each Lender (other than such Issuer) shall be deemed to have irrevocably purchased, to the extent of its Percentage, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Lender shall, to the extent of its Percentage, be responsible for reimbursing within one Business Day the Issuer for Reimbursement Obligations which have not been reimbursed by the Borrowers in accordance with Section 2.6.2 or which have been required to be returned or disgorged by the Issuer or the Administrative Agent. In addition, such Lender shall, to the extent of its Percentage, be entitled to receive a ratable portion of the Subfacility Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Subfacility Letter of Credit or the Standby Letter of Credit fees payable pursuant to Section 3.3.4 with respect to each Standby Letter of Credit (in each case other than the Fronting Fee), and of interest payable pursuant to Section
3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrower or otherwise) in respect of such Disbursement.

       SECTION 2.6.2. Disbursements. The Issuer will notify the Administrative Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 11:00 a.m. on the first Business Day following the Disbursement Date, the applicable Borrower will reimburse the Administrative Agent, for the account of the applicable Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit together with interest thereon at a rate per annum equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement. Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, each Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is a Borrower or a Subsidiary Guarantor).

       SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of each Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of a Borrower to reimburse the Issuer (or upon the disgorgement of any amounts theretofore reimbursed by a Borrower), each Lender's obligation under Section
2.6.1 to reimburse the Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which any Borrower or such Lender, as the case may be, may have or have had against the Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate), or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of any Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

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

       SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Default under Section 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to any Borrower of its obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

              (a) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to any Borrower or any other Person, be deemed to have been paid or disbursed by the Issuer of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

              (b) such Borrower shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by such Issuer.

Amounts payable by such Borrower pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall promptly return to such Borrower all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations or other Obligations.

       SECTION 2.6.5. Nature of Reimbursement Obligations. Each Borrower, each other Obligor and, to the extent set forth in Section 2.6.1 as to each Lender's participation interest in such Letter of Credit, each Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence, lack of good faith or willful misconduct) shall not be responsible for:

              (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

              (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit, or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

              (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

              (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

              (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Lender hereunder. In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith and without gross negligence or willful misconduct shall be binding upon each Obligor and each such Secured Party, and shall not put the Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be. In any event, if any Obligor fails to object with specificity in writing to any draw under a Letter of

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Credit, by the close of business on the Business Day following the date notice of such draw is received by a Borrower from the Issuer, such Obligor shall be deemed to have waived any objection to the same.

     SECTION 2.7. Register; Notes.

     (a) Each Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder; provided, however, that the failure of any Lender to maintain such account or accounts shall not limit or otherwise affect any Obligations of any Borrower or any other Obligor.

     (b) (i) Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "Register") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.11.1. Failure to make any recordation, or any error in such recordation, shall not affect any Borrower's obligation in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and each Borrower, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan (and as provided in clause (ii) the Note evidencing such Loan) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the Assignor Lender thereof (and a Borrower, when its consent is required hereunder). No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section 2.7.

     (ii) Each Borrower agrees that such Borrower will execute and deliver to each Lender a Note evidencing the Loans made by such Lender. Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the Administrative Agent in the Register, be conclusive and binding absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Borrower or any other Obligor. The Loans evidenced by each such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.11.1) be payable to the order of the payee named therein and its registered assigns. Subject to the provisions of Section 10.11.1, a Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Note shall be registered in the Register only upon surrender for registration of assignment or transfer of the Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof (and a Borrower, when its consent is required hereunder) and the compliance by the parties thereto with the other requirements of Section 10.11.1, and thereupon, if requested by the assignee, one or more new Notes shall be issued to the designated assignee and the old Note shall be returned by the Administrative Agent to the applicable Borrower marked "exchanged". No assignment of a Note and

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the obligation evidenced thereby shall be effective unless it shall have been recorded in the Register by the Administrative Agent as provided in this Section.

     SECTION 2.8. Extensions of Stated Maturity Date. No earlier than 120 days and no later than 90 days prior to the Stated Maturity Date in effect at any time, Winn-Dixie may, by written notice to the Administrative Agent, request that such Stated Maturity Date be extended for a period of 364 days. Such request shall be irrevocable and binding upon each Borrower. The Administrative Agent shall promptly notify each Lender and the Issuer of such request. If a Lender or Issuer agrees, in its individual and sole discretion, to so extend its Commitment (an "Extending Lender"), it shall deliver to the Administrative Agent a written notice of its agreement to do so no earlier than 90 days and no later than 60 days (or such later date, if any, as shall be agreed upon by the Administrative Borrower and the Agents in writing) prior to such Stated Maturity Date and the Administrative Agent shall notify Winn-Dixie of such Extending Lender's agreement to extend its Commitment no later than 15 days prior to such Stated Maturity Date. The Commitment of any Lender or Issuer that fails to accept or respond to Winn-Dixie's request for extension of the Stated Maturity Date (a "Declining Lender") shall be terminated on the Commitment Termination Date originally in effect (without regard to any extension by other Lenders) and on the Stated Maturity Date originally in effect the Borrowers shall repay in full the unpaid principal amount of the Loans made by such Declining Lender, together with accrued interest thereon to the date of such payment of principal and all other amounts payable to such Declining Lender under this Agreement, and, in the case of the Issuer, make provision for the replacement or termination of all Letters of Credit. The Administrative Agent shall promptly notify each Extending Lender of the aggregate Commitments of the Declining Lender. The Extending Lenders, or any of them, may offer to increase their respective Commitments by an aggregate amount up to the aggregate amount of the Declining Lenders' Commitments and any such Extending Lender shall deliver to the Administrative Agent a notice of its offer to so increase its Commitment no later than 10 days prior to such Stated Maturity Date. To the extent of any shortfall in the aggregate amount of extended Commitments, Winn-Dixie shall have the right to require any Declining Lender to assign in full its rights and obligations under this Agreement to one or more Eligible Assignees designated by Winn-Dixie and acceptable to the Administrative Agent, such acceptance not to be unreasonably withheld, that agree to accept all of such rights and obligations (each a "Replacement Lender"), provided that (a) such increase and/or such assignment is otherwise in compliance with Section 10.11.1, (b) such Declining Lender receives payment in full of the unpaid principal amount of the Loans made by such Declining Lender, together with accrued interest thereon to the date of such payment of principal and all other amounts payable to such Declining Lender under this Agreement and (c) any such increase shall be effective on the Stated Maturity Date in effect at the time Winn-Dixie requests such extension and any such assignment shall be effective on the date specified by Winn-Dixie and agreed to by the Replacement Lender and the Administrative Agent. If Extending Lenders and Replacement Lenders provide Commitments in an aggregate amount greater than 75% of the aggregate amount of the Commitments outstanding 60 days (or such later date, if any, as shall be agreed upon by the Administrative Borrower and the Agents in writing) prior to the Stated Maturity Date in effect at the time Winn-Dixie requests such extension, the Stated Maturity Date shall be extended by 364 days for such Extending Lenders and Replacement Lenders.

     SECTION 2.9. Joint and Several Liability. Each Borrower shall be jointly and severally liable for all Revolving Loans, Letter of Credit Outstandings and other Obligations of the Borrowers. Each Borrower shall have a right of contribution against the other Borrowers to the extent payments made by such Borrower exceed the amount of Credit Extensions and related Obligations directly obtained by such Borrower.

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                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

     SECTION 3.1. Repayments and Prepayments. Each Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

     SECTION 3.1.1. Repayments and Prepayments. Each Borrower shall repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of the Loans shall or may be made as set forth below.

          (a) At any time and from time to time on any Business Day, each Borrower shall have the right to make a voluntary prepayment without premium or penalty (subject to Section 4.4 hereof), in whole or in part, of the outstanding principal amount of any

               (i) Revolving Loans; provided, however, that (A) all such prepayments shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $5,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $100,000; and

               (ii) Swing Line Loans; provided that (A) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m. (New York time) on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $200,000 and an integral multiple of $100,000.

          (b) (i) On each date when the sum of (A) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (B) the amount of Total Letter of Credit Outstandings exceeds the Borrowing Base (except in the case where such excess is due to Special Agent Advances or additional Loans or Letters of Credit made or issued pursuant to Section
     10.21 and demand is made by the Administrative Agent for the repayment of any such outstanding Special Agent Advance or additional Loan or Letter of Credit within 90 days after the date such Special Agent Advance or additional Loan or Letter of Credit was made or issued (unless the Required Lenders shall have consented to a later date for demand)), the Borrowers shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize all Letter of Credit Outstandings, in an aggregate amount equal to any such excess and (ii) within five Business Days after any Borrower or any of its Subsidiaries realizes any Net Disposition Proceeds in excess of $2,500,000 (for an individual disposition or collectively for a related series of dispositions), the Borrowers shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) in an aggregate amount equal to the amount of such Net Disposition Proceeds (provided, that so long as no Default has occurred and is continuing, if the making of such prepayment would result in the breakage of any Interest Period, the Borrowers may make such prepayment at the end of the then applicable Interest Periods).

          (c) Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, each Borrower shall repay all the Loans, unless, pursuant

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

     to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

     SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with the terms set forth below.

     SECTION 3.2.1. Rates. Subject to Section 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

          (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; provided that all Swing Line Loans shall always accrue interest at a rate per annum equal to the sum of the Alternate Base Rate from time to time in effect plus the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

          (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

     SECTION 3.2.2. Default Rates. Upon the occurrence and during the continuance of a Default, if demanded by the Administrative Agent (or automatically in the case of the occurrence of an event described in Section 8.1.9), the Borrower shall pay to the extent permitted by law:

          (a) in the case of LIBO Rate Loans only, (i) interest (after as well as before judgment) on the principal amount of all outstanding LIBO Rate Loans at a rate per annum equal to the LIBO Rate (Reserve Adjusted) from time to time in effect, plus, the Applicable Margin for LIBO Rate Loans, plus, 2% per annum, until the expiration of the applicable Interest Period in effect at such time, and (ii) thereafter, in accordance with clause (b) of this Section 3.2.2; and

          (b) in the case of Base Rate Loans, Swing Line Loans and all other amounts payable under this Agreement, interest (after as well as before judgment) on (i) the principal amount of all outstanding Loans, (ii) all unpaid interest and fees payable hereunder and (iii) any other amounts due and payable, in each case at a rate per annum equal to the Alternate Base Rate from time to time in effect, plus the Applicable Margin for Base Rate Loans, plus 2% per annum.

     SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

          (a) on the Stated Maturity Date therefor;

          (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

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

          (c) with respect to Base Rate Loans, on each Payment Date in arrears occurring after the Closing Date;

          (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and on each Payment Date occurring after the first day of such Interest Period);

          (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

          (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration;

     Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

     SECTION 3.3. Fees. Each Borrower agrees to pay the fees set forth below. All such fees shall be non-refundable.

     SECTION 3.3.1. Unused Line Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when the Lenders' Commitments are suspended by reason of the Borrowers' inability to satisfy any condition of Article V) commencing on the Closing Date and continuing through the Commitment Termination Date, an unused line fee in an amount equal to 0.375% per annum, in each case on such Lender's Percentage of the sum of the average quarterly unused portion of the Total Commitment Amount (net of Total Letter of Credit Outstandings). All unused line fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrowers in arrears on each Payment Date, commencing with the first Payment Date following the Closing Date, and on the Commitment Termination Date; provided, however, that if the unused line fee is payable on a Monthly Payment Date, it shall be calculated based on the average monthly unused portion of the Total Commitment Amount (net of Total Letter of Credit Outstandings). The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of unused line fees to be paid by the Borrowers to the Lenders.

     SECTION 3.3.2. Agents' Fees. The Borrowers agree to pay the fees in the amounts, on the dates and on the terms set forth in the Proposal Letter.

     SECTION 3.3.3. Subfacility Letter of Credit Fee. The Borrowers agree to pay to the Administrative Agent, for the pro rata account of each Lender, a Subfacility Letter of Credit fee (a) with respect to import Subfacility Letters of Credit, in an amount equal to 50% of the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Average Stated Amount for all import Subfacility Letters of Credit, and (b) with respect to standby Subfacility Letters of Credit, in an amount equal to 100% of the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Average Stated Amount for all standby Subfacility Letters of Credit, such fees being payable in arrears on each Payment Date following the date of issuance of each such Subfacility Letter of Credit and on the Commitment Termination Date. The Borrowers further agree to pay to the applicable Issuer in arrears on each Payment Date following the date of issuance of each standby Letter of Credit and on the Commitment Termination Date, a Fronting Fee for all outstanding standby Letters of Credit, together with the Issuer's customary administrative, amendment, drawing, transfer and other fees incurred with respect to such Letters of Credit.

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     SECTION 3.3.4. Standby Letter of Credit Fee. The Borrowers agree to pay to the Administrative Agent, for the pro rata account of each Lender, a Standby Letter of Credit fee in an amount equal to 100% of the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Average Stated Amount for all Standby Letters of Credit, such fees being payable in arrears on each Payment Date following the date of issuance of each such Standby Letter of Credit and on the Commitment Termination Date. The Borrowers further agree to pay to the applicable Issuer in arrears on each Payment Date following the date of issuance of each Standby Letter of Credit and on the Commitment Termination Date, a Fronting Fee for all outstanding Standby Letters of Credit, together with the Issuer's customary administrative, amendment, drawing, transfer and other fees incurred with respect to such Standby Letters of Credit.

                                   ARTICLE IV
                     CERTAIN LIBO RATE AND OTHER PROVISIONS

     SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Administrative Borrower and the Administrative Agent, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

     SECTION 4.2. Deposits Unavailable; Market Disruptions. If the Administrative Agent shall have determined that

          (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

          (b) by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Administrative Borrower and the Lenders, the obligations of all Lenders under Section 2.3 and Section
2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Administrative Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     SECTION 4.3. Increased LIBO Rate Loan Costs, etc. The Borrowers agree to reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party's Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected Secured Party shall promptly notify the Administrative Agent and the Administrative Borrower in writing of the occurrence of any such event,

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

stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

     SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

          (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise (and including without limitation any repayment or prepayment or assignment pursuant to Sections 2.8, 4.11 or 10.11.1(f)), or the Borrowers failing to make a prepayment after giving notice thereof);

          (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

          (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Administrative Borrower (with a copy to the Administrative Agent), the Administrative Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

     SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Administrative Borrower, the Borrowers shall within five days following receipt of such notice pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return. A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and good faith discretion) shall deem applicable.

     SECTION 4.6. Taxes. The Borrowers covenant and agree as follows with respect to Taxes.

          (a) Any and all payments by the Borrowers under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes, except to the extent any such Taxes are imposed by applicable law. In the event that any Taxes are imposed and required by applicable law to be deducted or withheld from any payment required to be made by any Obligor to or on behalf of any Secured Party under any Loan Document, then:

               (i) subject to clause (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

               (ii) the applicable Borrower shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

          (b) In addition, the Borrowers shall pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

          (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrowers shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

          (d) Subject to clause (f), the Borrowers shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority. Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the applicable Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided, however, that no Secured Party shall be under any obligation to provide any such notice to the Borrowers). In addition, the Borrowers shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of any Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. The Borrowers acknowledge that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrowers provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

          (e) Each Non-U.S. Lender, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Administrative Borrower or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), shall deliver to the Administrative Borrower and the Administrative Agent either (i) two duly completed copies of either
     (x) Internal Revenue Service Form W-8BEN claiming eligibility of Non-U.S. Lenders to the benefits of an income tax treaty to which the United States is party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent

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     shareholder" of a Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or applicable successor form.

          (f) The Borrowers shall not be obligated to pay any additional amounts to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to a Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that the Borrowers shall be obligated to gross up any payments to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of any Borrower or (iii) the obligation to pay any additional amounts to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of any Borrower.

     SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrowers pursuant to each Loan Document shall be made by the Borrowers to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment. All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Administrative Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party. All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Payments due on other than a Business Day shall (except as otherwise required by clause (c) of the definition of "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment. The Administrative Agent shall apply amounts contained in the accounts of the Borrowers maintained with the Administrative Agent to amounts due to the Agents and the Lenders under the Loan Documents when due.

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     SECTION 4.8. Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. The Borrowers agree that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of the applicable Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

     SECTION 4.9. Setoff. Each Secured Party shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of
Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrowers hereby grant to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrowers then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Secured Party agrees promptly to notify the Administrative Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     SECTION 4.10. Defaulting Lenders. Notwithstanding anything in this Agreement to the contrary, as to any Lender which (a) has refused (which refusal has not been retracted) to make available its portion of any Borrowing or to fund its portion of any unreimbursed (or disgorged) payment under Section 2.6.1 or (b) has given notice to the Administrative Agent and/or the Administrative Borrower that it does not intend to comply with its obligations under Section
2.1 or under Section 2.6.1:

          (i) such Lender shall not be deemed a Required Lender hereunder and such Lender's (A) Revolving Loan Commitments, (B) Loans and (C) Letter of Credit Outstandings shall be excluded from the calculations set forth in the definition of Required Lenders above;

          (ii) such Lender shall not be entitled to receive any portion of (A) Subfacility Letter of Credit fees, (B) Standby Letter of Credit Fees, (C) interest payable with respect to any Disbursements or (D) amounts received in respect of Disbursements; and

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          (iii) such Lender shall not be entitled to receive any unused line fee.

In addition to the foregoing, and notwithstanding Section 2.1.2, if any Lender shall fall within the description set forth in clause (a) or (b) above, the Issuer shall not be required to issue any Letter of Credit, unless arrangements reasonably satisfactory to the Issuer have been entered into to eliminate the Issuer's risk with respect to the participation in Letters of Credit by such Lender, including cash collateralizing such Lender's Subfacility Letter of Credit Commitment or such Lender's Standby Letter of Credit Commitment, as the case may be.

     SECTION 4.11. Replacement of Lenders. If (a) the Administrative Borrower receives notice from any Lender requesting increased costs or additional amounts under Sections 4.3, 4.5 or 4.6 not being requested generally by other Lenders,
(b) any Lender is affected in the manner described in Section 4.1, or (c) a Lender becomes a Defaulting Lender, then, in each case, the Borrowers shall have the right, so long as no Default shall have occurred and be continuing, and unless, in the case of clause (a), such Lender has removed or cured the conditions which resulted in the obligation to pay such increased costs or additional amounts or agreed to waive and otherwise forego any right it may have to any payments provided for under Sections 4.3, 4.5 or 4.6 in respect of such conditions, to replace in its entirety such Lender (the "Replaced Lender"), upon prior written notice to the Administrative Agent and such Replaced Lender, with Replacement Lenders; provided, however, that, at the time of any replacement pursuant to this Section 4.11, the Replaced Lender and the Replacement Lenders shall enter into (and each Replaced Lender hereby unconditionally agreeing to enter into) one or more Lender Assignment Agreement(s) (appropriately completed), pursuant to which (i) the Replacement Lender shall acquire all of the Commitments and outstanding Revolving Loans of the Replaced Lender and, in connection therewith, shall pay (x) to the Replaced Lender in respect thereof an amount equal to the sum of (a) an amount equal to the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender and
(b) an amount equal to all accrued but theretofore unpaid fees owing to the Replaced Lender pursuant to Sections 3.3.1 and 3.3.3, and (y) to the Issuer, an amount equal to any portion of the Replaced Lender's funding of an unpaid drawing under a Letter of Credit as to which the Replaced Lender is then in default; and (ii) the Borrowers shall pay to the Replaced Lender any other amounts payable to the Replaced Lender under this Agreement (including amounts payable under Sections 4.1, 4.3, 4.4, 4.5 and 4.6 which have accrued to the date of such replacement). Upon the execution of the Lender Assignment Agreement(s), the payment of the amounts referred to in the preceding sentence and, if so requested by the Replacement Lenders, delivery to the Replacement Lenders of the applicable Note(s) executed by the Borrower, the Replacement Lenders shall automatically become Lenders hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. It is understood and agreed that if any Replaced Lender shall fail to enter into a Lender Assignment Agreement in accordance with the foregoing, it shall be deemed to have entered into such a Lender Assignment Agreement.

                                   ARTICLE V
            CONDITIONS TO EFFECTIVENESS AND INITIAL CREDIT EXTENSIONS

     SECTION 5.1. Effectiveness and Initial Credit Extension. The effectiveness of this Second Amended and Restated Credit Agreement, and the obligations of the Lenders and, if applicable, the Issuer to fund the initial Credit Extension hereunder, shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article.

     SECTION 5.1.1. Resolutions, etc. The Agents shall have received from each Obligor which is not a natural Person, as applicable, (a) a copy of a good standing certificate, dated a date reasonably close to the Closing Date, for each such Person and (b) a certificate, dated the Closing Date with counterparts

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for each Lender, duly executed and delivered by such Person's Secretary or
Assistant Secretary, managing member or general partner, as applicable, as to

               (i) resolutions of each such Person's Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, the execution, delivery and performance of each Loan Document to be executed by each Person and the transactions contemplated hereby and thereby;

               (ii) the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

               (iii) the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

     SECTION 5.1.2. Closing Date Certificate. The Agents shall have received, with counterparts for each Lender, the Borrower Closing Date Certificate, dated the Closing Date and duly executed and delivered by an Authorized Officer of each Borrower, in which certificate the Borrowers shall agree and acknowledge that the statements made therein shall be deemed in all material respects to be true and correct representations and warranties of the Borrowers as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct in all material respects. All documents and agreements required to be appended to the Borrower Closing Date Certificate shall be in form and substance satisfactory to the Agents, including the certificates of incorporation and by-laws for the Borrowers.

     SECTION 5.1.3. Refinancing of Outstanding Indebtedness, etc. All Indebtedness outstanding under the Existing Credit Agreement together with all interest, all prepayment premiums and other amounts due and payable with respect thereto to the Existing Lenders who are not Lenders party hereto, shall have been refinanced in full from the proceeds of Revolving Loans made by Lenders party hereto and the commitments of such Existing Lenders shall have been assigned to Lenders party hereto in accordance with the provisions of Sections
10.11.1 and 10.16.

     SECTION 5.1.4. Closing Fees, Expenses, etc. The Agents shall have received for their own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and, to the extent invoiced, 10.3.

     SECTION 5.1.5. Financial Information, etc. The Agents shall have received, with counterparts for each Lender,

          (a) audited consolidated financial statements of Winn-Dixie and its Subsidiaries for the 2003 Fiscal Year satisfactory to the Agents;

          (b) financial projections of Winn-Dixie and its Subsidiaries through the 2007 Fiscal Year satisfactory to the Agents.

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     SECTION 5.1.6. Compliance Certificate. The Agents shall have received, with counterparts for each Lender, an initial Compliance Certificate on a pro forma basis as if the Closing Date occurred on the date of Winn-Dixie's last Fiscal Quarter end and as to such items therein as the Agents reasonably request, dated the Closing Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of the Borrowers, and such Compliance Certificate shall be satisfactory in form and substance to the Agents.

     SECTION 5.1.7. Opinions of Counsel. The Agents shall have received opinions, dated the Closing Date and addressed to the Agents and all Lenders, from Kirschner & Legler, P.A., counsel for the Obligors, in form and substance satisfactory to the Agents, and from Ray Quinney & Nebeker, Utah counsel for the Obligors, in form and substance satisfactory to the Agents.

     SECTION 5.1.8. Filings. All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements required pursuant to the Loan Documents (collectively, the "Filing Statements") shall have been delivered to CSC or another similar filing service company acceptable to the Administrative Agent, including "in lieu" financing statements in accordance with the revised Uniform Commercial Code.

     SECTION 5.1.9. Reaffirmation. The Agents shall have received, with counterparts for each Lender, a duly executed acknowledgment, reaffirmation and agreement from Winn-Dixie and all parties to the Subsidiary Guaranty and the Security Documents, and any other Material Subsidiary, dated as of the Closing Date, in form and substance reasonably satisfactory to the Agents, with respect to this Agreement, the Subsidiary Guaranty and the Security Documents (the "Guaranty, Security Document and Subordination Reaffirmation").

     SECTION 5.1.10. Solvency, etc. The Agents shall have received, with counterparts for each Lender, a certificate duly executed and delivered by the chief financial or accounting Authorized Officer of the Borrowers, dated as of the Closing Date, substantially in the form of Exhibit M hereto.

     SECTION 5.1.11. Pledge Agreements. The Agents and their counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties, in the collateral described in each Pledge Agreement is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described in any Pledge Agreement other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document, subject in each case to any Designated Permitted Liens.

     SECTION 5.1.12. Foreign Pledge Agreements. The Agents and their counsel shall be satisfied that all Liens granted to the Administrative Agent pursuant to the Foreign Pledge Agreements are duly perfected and provide the Administrative Agent with a security interest in and Lien on all collateral granted thereunder free and clear of other Liens, except to the extent consented to by the Agents and subject to any Designated Permitted Liens.

     SECTION 5.1.13. Security Agreement Searches and Filings.

     (a) The Agents shall have received certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements, tax liens and judgment liens which name such Obligor (under its present names and any previous names) as the debtor and which are filed in any applicable jurisdictions, together with copies of such financing statements (none of which (other than (A) those described in Section 5.1.8, if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in

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Section 5.1.8, (B) those which name the Administrative Agent as the secured party and describe a security interest granted to the Administrative Agent in the interests of such Obligor in collateral pledged pursuant to a Security Agreement and (C) financing statements evidencing Liens permitted pursuant to clause (b) of Section 7.2.3) shall cover any collateral described in any Loan Document).

     (b) The Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral (other than motor vehicles, motor vehicle trailers, Florida liquor licenses, fixtures and Deposit Accounts (as defined in the Borrower Security Agreement) that are not Majority Accounts) described in each Security Agreement is a first (subject to Designated Permitted Liens) priority (or local equivalent thereof) security interest and (ii) no Lien (other than Designated Permitted Liens) exists on any of the collateral described in any Security Agreement other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

     SECTION 5.1.14. Insurance. The Agents shall have received (a) a satisfactory broker's letter stating that the Borrowers' insurance coverage is sufficient and customary as provided therein and complies with the requirements of the Loan Documents and (b) evidence of insurance (including, without limitation, property insurance) satisfactory to the Agents, including endorsements naming the Administrative Agent as additional insured and loss payee with financially sound and reputable insurance companies.

     SECTION 5.1.15. Mortgage Amendments. The Agents shall have received the following:

     (a) a title search for each Property showing that the applicable mortgagor is the current record title holder and showing no liens of record other than Designated Permitted Liens and any matters an accurate survey of such Property would disclose subsequent to the date of the survey referenced in the title insurance policies delivered pursuant to the Existing Credit Agreement;

     (b) amendments to the Mortgages substantially in the form of Exhibit J-5 (with such changes as may be required by the Administrative Agent and its counsel in order to comply with matters of local law) and otherwise in form and substance satisfactory to the Administrative Agent and in a form suitable for recording or filing, each duly executed and acknowledged by the applicable Obligor (the "Mortgage Amendments");

     (c) a Date Down Endorsement to the mortgagee's title insurance policies delivered with respect to the Mortgages under the Existing Credit Agreement in form and substance satisfactory to the Administrative Agent; and

     (d) such other approvals, opinions, or documents as the Agents may request in form and substance satisfactory to the Agents, including, with respect to those Properties located in states that assess a mortgage recordation tax or similar tax, a Mortgage Tax Endorsement to the applicable mortgagee's title insurance policy or an opinion of local counsel with respect to the proper payment of any applicable mortgage recordation taxes as the Administrative Agent may require in its reasonable discretion.

          SECTION 5.1.15A. Baldwin Facility Mortgages. The Agents shall have received counterparts of two mortgages substantially in the form of Exhibit J-3 (the "Baldwin Facility Mortgages") for the Baldwin Facility for filing in the state in which such property is located, dated as of the Closing Date, duly executed by the applicable Obligors, together with

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     (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Baldwin Facility Mortgages as may be necessary or, in the opinion of the Agents, desirable to create a valid, perfected first (subject to Designated Permitted Liens) priority Lien against the properties purported to be covered thereby;

     (b) mortgagee's title insurance policy in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, satisfactory to the Agents, with respect to the properties purported to be covered by the Baldwin Facility Mortgages, insuring that title to such property is marketable and that the interests created by the Baldwin Facility Mortgages constitute valid first Liens (subject to Designated Permitted Liens) thereon free and clear of all material defects and encumbrances (other than Designated Permitted Liens) other than as approved by the Administrative Agent, and, if required by the Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and accompanied by evidence of the payment in full of all premiums thereon;

     (c) American Land Title Association/American Congress on Surveying and Mapping form survey for which all necessary fees (where applicable) have been paid, and dated no more than 30 days before the day of the Closing Date, certified to the Administrative Agent and issuer of the mortgagees' title insurance policy in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the states in which the Property described in such survey is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent; and

     (d) such other approvals, opinions, or documents as the Agents may request in form and substance satisfactory to the Agents, including an opinion of local counsel substantially in the form of Exhibit J-4 hereof.

     SECTION 5.1.16. Collateral Access Agreements. The Agents shall have received copies of notices satisfactory to the Agents duly executed and delivered by each applicable Obligor with respect to each Collateral Access Agreement delivered pursuant to the Existing Credit Agreement to each applicable landlord advising such landlord of the existence of this Agreement and the Agents and their counsel shall be otherwise satisfied that the Collateral Access Agreements duly executed by the applicable landlord and applicable Obligor pursuant to the Existing Credit Agreement will be in full force and effect as of the Closing Date and are sufficient for the purposes hereof.

     SECTION 5.1.17.   Delivery of Notes.

     (a) The Administrative Agent shall have received from any Existing Lenders that were issued promissory notes by the Existing Borrower promising to repay the Existing Revolving Loans or the Existing Swing Line Loans, all such promissory notes or duly executed lost note affidavits in favor of the Administrative Agent in lieu thereof.

     (b) The Administrative Agent shall have received, for the account of each Lender, such Lender's Notes dated the Closing Date and duly executed and delivered by Authorized Officers of the Borrowers.

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     SECTION 5.1.18. Perfection Certificate. The Agents shall have received the
Perfection Certificate, dated as of the Closing Date, duly executed and delivered by Authorized Officers of the Borrowers.

     SECTION 5.1.19. Adjusted Excess Availability. On the Closing Date, the Adjusted Excess Availability as determined by the Collateral Monitoring Agent shall be not less than $400,000,000 after giving effect to the initial Loans made or to be made and the Letters of Credit issued or to be issued on the Closing Date, as reflected by the certification made in the Closing Date Certificate.

     SECTION 5.1.20. No Material Adverse Change. Except to the extent reflected in the financial projections of Winn-Dixie and its Subsidiaries delivered pursuant to Section 5.1.5(b), in the Quarterly Reports on Form 10-Q filed with the SEC prior to the Closing Date by Winn-Dixie since the end of Fiscal Year 2003 and in Item 6.6 of the Disclosure Schedule, no material adverse change shall have occurred in the operations, assets, business, revenues, financial conditions, profits or prospects of Borrowers and their Subsidiaries on a consolidated basis or in the condition of the assets of the Borrowers and their Subsidiaries on a consolidated basis since Winn-Dixie's most recent audited financial statements nor since the date of the Collateral Monitoring Agent's latest field examination (not including for this purpose the field review referred to in Section 5.1.21), and no change or event shall have occurred which would impair the ability of any Borrower or Obligor to perform its obligations hereunder or under any of the other Loan Documents to which it is a party or of any Agent or any Lender to enforce the Obligations.

     SECTION 5.1.21. Field Review and Appraisal. The Collateral Monitoring Agent shall have completed a field review of the Records and such other information with respect to the Inventory, the Pharmacy Scripts and the Pharmacy Receivables as the Collateral Monitoring Agent may require to determine the amount of Loans available to the Borrowers (including, without limitation, current perpetual inventory records and/or roll-forwards of Inventory, the Pharmacy Scripts and the Pharmacy Receivables through the Closing Date and test counts of the Inventory and Pharmacy Scripts in a manner satisfactory to the Collateral Monitoring Agent, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable the Collateral Monitoring Agent to accurately identify and verify the Eligible Inventory and the Eligible Pharmacy Scripts), the results of which in each case shall be satisfactory to the Collateral Monitoring Agent, not more than three
(3) Business Days prior to the date hereof.

     SECTION 5.1.22. Blocked Account Agreements. The Agents and their counsel shall be satisfied that the Blocked Account Agreements with respect to each Majority Account (other than those held by Wachovia Bank) duly executed by the applicable Obligor, the applicable Majority Account Bank and the Administrative Agent, pursuant to the terms of the Existing Credit Agreement shall continue to be in full force and effect as of the Closing Date and are sufficient for the purposes hereof.

     SECTION 5.1.23. Processor Letters. The Agents and their counsel shall be satisfied that Processor Letters have been delivered to each Credit Card Issuer and Credit Card Processor listed in Item 6.28 of the Disclosure Schedule, duly executed by the applicable Obligor, pursuant to the terms of the Existing Credit Agreement and such Processor Letters shall continue to be in full force and effect as of the Closing Date and are sufficient for the purposes hereof.

     SECTION 5.1.24. Required Consents and Approvals. All required material consents and approvals shall have been duly obtained and be in full force and effect with respect to the transactions contemplated hereby and the continuing operations of the Borrower from (a) all relevant Governmental Authorities and
(b) any other Person whose consent or approval is so required to effect the transactions, and all applicable waiting periods shall have expired without any action being taken by any competent

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authority that could restrain, prevent or otherwise impose any adverse conditions on the transactions and related financing contemplated hereby.

     SECTION 5.1.25. Existing Security Documents. The Administrative Agent shall be satisfied that the Security Documents executed in connection with the Existing Credit Agreement are sufficient for the purposes hereof or such Security Documents shall have been modified to the reasonable satisfaction of the Administrative Agent.

     SECTION 5.1.26. Direction Letters. The Agents shall have received copies of notices satisfactory to the Agents duly executed and delivered by each applicable Borrower or Subsidiary with respect to each Bank Account listed in
Item 6.30 of the Disclosure Schedule to each Direction Bank advising such Direction Bank of the existence of this Agreement, and the Agents and their counsel shall be otherwise satisfied that each Direction Letter sent pursuant to the terms of the Existing Credit Agreement shall continue to be in full force and effect as of the Closing Date and are sufficient for the purposes hereof.

     SECTION 5.1.27. Securities Control Agreements. The Agents shall have received Securities Control Agreements with respect to each of the securities accounts and uncertificated securities listed in Item 6.25(c) of the Disclosure Schedule, duly executed by the applicable Obligor, the applicable securities intermediary and the Administrative Agent or, to the extent that all of such Securities Control Agreements are not delivered by the Closing Date, (a) the Agents shall be satisfied that the Borrowers shall have used commercially reasonable efforts to obtain delivery thereof and (b) the Borrowers and the Guarantors shall not hold any financial assets in any securities account, or hold any uncertificated securities (other than of direct wholly owned subsidiaries), in respect of which a Securities Control Agreement has not been delivered to the Agents.

     SECTION 5.2. All Credit Extensions. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to and the satisfaction of each of the conditions precedent set forth below.

     SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof), the following statements shall be true and correct:

          (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

          (b) no Default shall have then occurred and be continuing.

     SECTION 5.2.2. Credit Extension Request, etc. Subject to Section 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by any Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by each Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct in all material respects.


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     SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be reasonably satisfactory in form and substance to the Agents and their counsel, and the Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents and their counsel may reasonably request.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, each Borrower represents and warrants to each Secured Party as set forth in this Article.

     SECTION 6.1. Organization, etc. Such Borrower and each other Obligor is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, to own and hold under lease its property and to conduct its business substantially as currently conducted by it, except where the failure to be so qualified or in good standing or to have such power or authority as to licenses, permits or approvals would not be reasonably expected to have a Material Adverse Effect.

     SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower of each Loan Document executed or to be executed by it, the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, such Borrower's and each such Obligor's participation in the consummation of all aspects of the transactions contemplated herein, and the execution, delivery and performance by such Borrower or (if applicable) any other Obligor of the agreements executed and delivered by it in connection with the transactions contemplated herein are in each case within such Person's powers, have been duly authorized by all necessary action, and do not

          (a) contravene or result in a default under (i) such Borrower's or any other Obligor's Organic Documents, (ii) any contractual restriction (including the Senior Unsecured Notes Documents) binding on or affecting such Borrower or any other Obligor, (iii) any court decree or order binding on or affecting such Borrower or any other Obligor or (iv) any law or governmental regulation binding on or affecting such Borrower or any other Obligor; or

          (b) result in, or require the creation or imposition of, any Lien on such Borrower's or any other Obligor's properties (except as permitted by this Agreement).

     SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, regulatory body or other Person (other than those that have been, or on the Closing Date will be, duly obtained or made and which are, or on the Closing Date will be, in full force and effect) is required for the consummation of the transactions contemplated herein or the due execution, delivery or performance by such Borrower or any other Obligor of any Loan Document to which it is a party, or for the due execution, delivery and/or performance of the documents evidencing the transactions contemplated herein, in each case by the parties thereto. No Borrower nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.


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

     SECTION 6.4. Validity, etc. This Agreement and the other documents which evidence the transactions contemplated herein have been duly executed and delivered and constitute, and each other Loan Document executed by each Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and each Loan Document executed by each other Obligor will, on the due execution and delivery thereof by such Obligor, constitute the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws from time to time in effect affecting creditors' rights generally and by general principles of equity).

     SECTION 6.5. Financial Information. The consolidated financial statements of Winn-Dixie and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to Section 5.1.5(a) have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. All consolidated balance sheets, all statements of income and of cash flow and all other financial information of each of Winn-Dixie and its Subsidiaries furnished pursuant to Section 7.1.1(a) and (b) have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied with the financial statements delivered pursuant to Section 5.1.5(a), and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. The financial projections of Winn-Dixie and its Subsidiaries furnished to the Administrative Agent and each Lender pursuant to Section 5.1.5(b) were prepared in good faith on the basis of the assumptions stated therein, which assumptions are fair and reasonable in the light of the then existing conditions.

     SECTION 6.6. No Material Adverse Change. Except to the extent reflected in the financial projections of Winn-Dixie and its Subsidiaries delivered pursuant to Section 5.1.5(b), in the Quarterly Reports on Form 10-Q filed with the SEC prior to the Closing Date by Winn-Dixie since the end of Fiscal Year 2003 and in
Item 6.6 of the Disclosure Schedule, there has been no material adverse change in the business, assets, revenues, financial condition, operations or prospects of Winn-Dixie and its Subsidiaries taken as a whole since June 25, 2003.

     SECTION 6.7. Litigation. There is no pending or, to the knowledge of any Borrower or any of their Subsidiaries, threatened litigation, action, proceeding or labor controversy

          (a) except as disclosed in Item 6.7 of the Disclosure Schedule, the Quarterly Reports on Form 10-Q filed with the SEC prior to the Closing Date by Winn-Dixie since the end of Fiscal Year 2003 or in Winn-Dixie's most recent public filings, affecting Winn-Dixie, any of its Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect; or

          (b) which purports to affect the legality, validity or enforceability of any Loan Document, the other documents evidencing the transactions contemplated herein and the other transactions contemplated herein (including the Credit Extensions).

     SECTION 6.8. Subsidiaries. Winn-Dixie has (a) no Subsidiaries, except those Subsidiaries (i) which are U.S. Subsidiaries and are identified in Item 6.8(a)(i) of the Disclosure Schedule (including those identified thereon as "Inactive Subsidiaries" which conduct no material business and own no material property or assets), (ii) which are Subsidiaries organized under the laws of the Bahamas and are identified in Item 6.8(a)(ii) of the Disclosure Schedule, or
(iii) which are permitted to have been organized or acquired in accordance with Sections 7.2.5 or 7.2.10, and (b) as of the Closing Date, no


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Material Subsidiaries, except those Material Subsidiaries which are identified in Item 6.8(b) of the Disclosure Schedule.

     SECTION 6.9. Ownership of Properties. Such Borrower and each of its Subsidiaries owns (a) in the case of owned Real Property, good and marketable fee title to, and (b) in the case of owned personal property, good and valid title to, or, in the case of leased Real Property or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except (x) in the case of the Properties, Designated Permitted Liens and (y) in the case of any other Real Property, Permitted Liens.

     SECTION 6.10. Taxes. Such Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all Taxes thereby shown to be due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the Existing Effective Date and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by Winn-Dixie or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 6.11 of the Disclosure Schedule, neither Winn-Dixie nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

     SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 of the Disclosure Schedule and except to the extent that the failure to comply with any of the requirements listed below could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect:

          (a) all facilities and property (including underlying groundwater) owned or leased by any Borrower or any of their Subsidiaries have been, and continue to be, owned or leased by such Borrower and such Subsidiaries in compliance with all Environmental Laws;

          (b) there have been no past, and there are no pending or, to the best of the Borrowers' knowledge, threatened (i) claims, complaints, notices or requests for information received by any Borrower or any of their Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to any Borrower or any of their Subsidiaries regarding potential liability under any Environmental Law;

          (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by any Borrower or any of their Subsidiaries;

          (d) each Borrower and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters;

          (e) no property now or previously owned or leased by any Borrower or any of their Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National


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     Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

          (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by any Borrower or any of their Subsidiaries;

          (g) neither any Borrower nor any Subsidiary has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against any Borrower or such Subsidiary for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

          (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by any such Borrower or any Subsidiary; and

          (i) no conditions exist at, on or under any property now or previously owned or leased by any Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

     SECTION 6.13. Accuracy of Information. None of the factual information heretofore or contemporaneously furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby or contained in the Confidential Memorandum contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statement of a material fact or will omit to state any material fact necessary to make any information not misleading on the date as of which such information is dated or certified.

     SECTION 6.14. Regulations U and X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.


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     SECTION 6.15. Issuance of Subordinated Debt; Status of Obligations as
Senior Indebtedness, etc. The subordination provisions of any Subordinated Debt contained in any Sub Debt Documents are enforceable against the holders of such Subordinated Debt by the holder of any "Senior Indebtedness" or similar term referring to the Obligations (as defined in any Sub Debt Documents). All Obligations, including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness" or similar term relating to the Obligations (as defined in any Sub Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by any Sub Debt Documents. Each Borrower acknowledges that each Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of any Sub Debt Documents.

     SECTION 6.16. Solvency. Both before and immediately after giving effect to any Borrowing requested hereunder:

          (a) the fair value of the assets of each Borrower and its Subsidiaries on a consolidated basis will exceed the total amount of liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Borrower and its Subsidiaries on a consolidated basis, on a going-concern basis;

          (b) the present fair salable value (as defined below) of the assets of each Borrower and its Subsidiaries on a consolidated basis will exceed the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Borrower and its Subsidiaries on a consolidated basis as they become absolute and matured;

          (c) each Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts, including contingent liabilities, as they mature and become due;

          (d) each Borrower and its Subsidiaries on a consolidated basis are not, and will not be, engaged in a business for which their consolidated capital is, or would be, unreasonably small for their consolidated business; and

          (e) each Borrower and its Subsidiaries on a consolidated basis have not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under this Agreement or any other Loan Document, nor have they made any conveyance pursuant to or in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Borrower or any of its Subsidiaries.

For purposes of this Section, the "fair salable value" of a Borrower's and its Subsidiaries' assets means the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, based upon the amount which could be obtained for such assets within such period by a capable and diligent seller from an interested buyer who is willing (but is under no compulsion) to purchase under ordinary selling conditions.

     SECTION 6.17. Capitalization. Attached as Schedule III hereto is a true, complete and accurate description as of the Closing Date of the equity capital structure of Winn-Dixie showing accurate ownership percentages of the equityholders of record and accompanied by a statement of authorized and issued Capital Securities for Winn-Dixie as of the date hereof. Except as set forth on
Schedule III hereto, there are no (a) preemptive rights, outstanding subscriptions, warrants or options to purchase any Capital Securities, (b) obligations of any Person to redeem or repurchase any of its securities and (c) other agreements, arrangements or plans to which any Person is a party or of which Winn-Dixie has knowledge


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that could directly or indirectly affect the capital structure of Winn-Dixie.
All such Capital Securities (i) are validly issued and fully paid and non-assessable and (ii) are owned of record and beneficially as set forth on
Schedule III hereto or as otherwise disclosed in writing to the Administrative Agent, free of any Lien, except for Liens granted to the Secured Parties or otherwise permitted under this Agreement.

     SECTION 6.18. Compliance with Laws; Authorizations. Except as disclosed in
Item 6.18 of the Disclosure Schedule, each Borrower and its Subsidiaries have complied in all respects with all applicable statutes, rules, regulations, orders and restrictions of any Governmental Authority having jurisdiction over the conduct of its businesses or the ownership of its properties, including, without limitation, the Patriot Act and those relating to public health and safety and those relating to sales of Inventory comprising tobacco, alcohol and pharmaceuticals, except to the extent such compliance could not reasonably be expected to have a Material Adverse Effect. Neither any Borrower nor any of their respective Subsidiaries has received any notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state and local health and safety statutes and regulations which non-compliance could be reasonably expected to have a Material Adverse Effect. Each Borrower and its Subsidiaries have obtained all authorizations necessary and appropriate to own and operate their businesses (including those relating to sales of Inventory comprising tobacco, alcohol and pharmaceuticals) and all such authorizations are in full force and effect, except where the failure to so obtain such authorizations or to so keep such authorizations in full force and effect could not be reasonably expected to have a Material Adverse Effect.

     SECTION 6.19. No Contractual or Other Restrictions. Except for restrictions contained in this Agreement or any other agreement with respect to Indebtedness of any Borrower or Guarantor permitted hereunder as in effect on the Closing Date, there are no contractual or consensual restrictions on any Borrower or Guarantor or any of its Subsidiaries which prohibit or otherwise restrict (a) the transfer of cash or other assets (i) between any Borrower or Guarantor and any of its or their Subsidiaries (other than the Insurance Captive) or (ii) between any Subsidiaries of any Borrower or Guarantor (other than the Insurance Captive) or (b) the ability of any Borrower or Guarantor or any of its or their Subsidiaries (other than the Insurance Captive) to incur Indebtedness or grant security interests to any Agent or any Lender in the Collateral.

     SECTION 6.20. Absence of Any Undisclosed Liabilities. Except to the extent reflected in the financial projections of Winn-Dixie and its Subsidiaries delivered pursuant to Section 5.1.5(b), there are no liabilities of any Borrower or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances, which could reasonably be expected to result in a Material Adverse Effect, other than those liabilities provided for or disclosed in the most recently delivered financial statements.

     SECTION 6.21. Intellectual Property. Each of the Borrowers and their respective Subsidiaries owns and possesses or licenses (as the case may be) all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as the Borrowers consider necessary for the conduct of the businesses of the Borrowers and their respective Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons, in each case except as could not reasonably be expected to result in a Material Adverse Effect, and there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right or copyright the loss of which could reasonably be expected to result in a Material Adverse Effect, except as may be disclosed in Item 6.21 of the Disclosure Schedule.

     SECTION 6.22. Priority of Security Interests. The Liens granted to the Administrative Agent in the Collateral (as defined in the applicable Pledge Agreement and Security Agreement) are first (subject to, on the Closing Date, Designated Permitted Liens, and thereafter, Permitted Liens, and other than


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motor vehicles, motor vehicle trailers, fixtures, and Deposit Accounts (as defined in the Borrower Security Agreement) that are not Majority Accounts) priority (or the local equivalent thereof) security interests and no Liens exist on any of the collateral described above other than the Liens created in favor of the Administrative Agent pursuant to a Loan Document and the Permitted Liens.

     SECTION 6.23. Material Contracts. Except as set forth on Item 6.23 of the Disclosure Schedule, as of the Closing Date, neither the Borrowers nor any of their respective Subsidiaries is party to any Material Contract.

     SECTION 6.24. Subsidiary Guarantors. The Borrowers and the Subsidiary Guarantors will at all times account for no less than 90% of (a) the consolidated gross revenues of Winn-Dixie and its Subsidiaries (excluding, for purposes of this calculation, the gross revenues of the Insurance Captive), (b) Net Income (excluding, for purposes of this calculation, the Net Income of any Bahamian Subsidiaries and of the Insurance Captive), and (c) the consolidated assets of Winn-Dixie and its Subsidiaries (excluding, for the purposes of this calculation, the consolidated assets of the Insurance Captive).

     SECTION 6.25. Accounts. (a) By the close of business on each day, substantially all of the cash of the Borrowers and their Subsidiaries (other than In Store Cash) will be held in, or wired to and expected to be received on the next Business Day in, Bank Accounts maintained with the Administrative Agent.

          (b) As of the Closing Date, set forth in Item 6.25(b) of the Disclosure Schedule is a true and correct list of Bank Accounts containing a majority of the cash of the Borrowers. A majority of the cash of the Borrowers and Guarantors is held in Bank Accounts with Majority Account Banks.

          (c) As of the Closing Date, none of the Borrowers or Guarantors own any investment property (as defined in the UCC) other than securities pledged pursuant to the Borrower Pledge Agreement and Subsidiary Pledge Agreement and the securities accounts and uncertificated securities listed in Item 6.25(c) of the Disclosure Schedule.

     SECTION 6.26. Labor Disputes.

          (a) Set forth in Item 6.26 of the Disclosure Schedule is a true and correct list (including dates of termination) of all collective bargaining or similar agreements between or applicable to each Borrower and Guarantor and any union, labor organization or other bargaining agent in respect of the employees of any Borrower or Guarantor on the date hereof.

          (b) There is (i) no significant unfair labor practice complaint pending against any Borrower or Guarantor or, to the best of any Borrower's or Guarantor's knowledge, threatened against it, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of our under any collective bargaining agreement is pending on the date hereof against any Borrower or Guarantor or, to best of any Borrower's or Guarantor's knowledge, threatened against it, and (ii) no material strike, labor dispute, slowdown or stoppage is pending against any Borrower or Guarantor or, to the best of any Borrower's or Guarantor's knowledge, threatened against any Borrower or Guarantor.

     SECTION 6.27. Distribution Centers. Set forth in Item 6.27 of the Disclosure Schedule is a true and correct list of all distribution centers leased by the Obligors as of the Closing Date.

     SECTION 6.28. Credit Card Issuers and Credit Card Processors. Set forth in
Item 6.28 of the Disclosure Schedule is a true and correct list of all of the Credit Card Agreements and all other

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agreements, documents and instruments existing as of the date hereof between or among any Borrower, any of its Affiliates, the Credit Card Issuers, the Credit Card Processors and any of their Affiliates as of the Closing Date. The Credit Card Agreements constitute all of such agreements necessary for each Borrower to operate its business as presently conducted with respect to credit cards and debit cards and no Accounts of any Borrower arise from purchases by customers of Inventory with credit cards or debit cards, other than those which are issued by Credit Card Issuers or Credit Card Processors to whom such Borrower has sent a Processor Letter. Each of the Credit Card Agreements constitutes the legal, valid and binding obligations of the Borrower that is party thereto and, to the best of each Borrower's knowledge, the other parties thereto, enforceable in accordance with their respective terms and is in full force and effect. No default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a default or an event of default under any of the Credit Card Agreements exists or has occurred and is continuing. Each Borrower and the other parties thereto have complied in all material respects with all of the terms and conditions of the Credit Card Agreements to the extent necessary for such Borrower to be entitled to receive all payments thereunder. The Borrowers have delivered, or caused to be delivered to the Agents, true, correct and complete copies of all of the Credit Card Agreements in effect as of the date hereof.

     SECTION 6.29. Payable Practices. Each Borrower and Guarantor have not made any material change in the historical accounts payable practices from those in effect immediately prior to the Closing Date.

     SECTION 6.30. Direction Banks. Set forth in Item 6.30 of the Disclosure
Schedule is a true and correct list of all Bank Accounts held with each Direction Bank as of the Closing Date. A majority of the cash of the Borrowers and Guarantors that is not held with Majority Account Banks is held with Direction Banks.

     SECTION 6.31. Borrowers. All Borrowing Base Assets included in the Borrowing Base at any time are owned by Borrowers at such time under this Agreement, except for the Baldwin Facility which is owned by either a Borrower or a Guarantor.

     SECTION 6.32. Existing Letters of Credit. All letters of credit listed in
Part II of Item 7.2.2.(a) of the Disclosure Schedule were issued to support workers compensation obligations and bankers' acceptances and performance bonds, surety bonds, appeal bonds and performance guarantees of Winn-Dixie or any Restricted Subsidiary, in each case, in the ordinary course of business consistent with past practice.

     SECTION 6.33. Anti-Terrorism Laws. None of the Borrowers, nor any of their respective Subsidiaries, is in material violation of any laws relating to terrorism or money laundering, including, without limitation, the Patriot Act.

     SECTION 6.34. HIPAA Compliance.

          (a) To the extent that and for so long as any Borrower is a "covered entity" within the meaning of HIPAA, such Borrower (i) has undertaken or will promptly undertake all appropriate surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations required by HIPAA;
     (ii) has developed or will promptly develop an appropriate plan and time line for becoming HIPAA Compliant (a "HIPAA Compliance Plan"); and (iii) has implemented or will implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that such Borrower is or becomes HIPAA Compliant.


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          (b) For purposes hereof, "HIPAA Compliant" shall mean that a Borrower
     (i) is or will be in compliance in all material respects with each of the applicable requirements of the so-called "Administrative Simplification" provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA Compliance Date") and (ii) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that has or could reasonably be expected to have a Material Adverse Effect.

     SECTION 6.35. Compliance with Health Care Laws. Without limiting the generality of or any other representation or warranty made herein or in any of the other Loan Documents:

          (a) Each Borrower is in compliance in all material respects with all applicable Health Care Laws, including all Medicare and Medicaid program rules and regulations applicable to them. Without limiting the generality of the foregoing, no Borrower has received notice by a Governmental Authority of any violation of any provisions of the Medicare and Medicaid Anti-Fraud and Abuse or Anti-Kickback Amendments of the Social Security Act (presently codified in Section 1128(B)(b) of the Social Security Act) or the Medicare and Medicaid Patient and Program Protection Act of 1987.

          (b) Each Borrower has maintained in all material respects all records required to be maintained by the Joint Commission on Accreditation of Healthcare Organizations, the Food and Drug Administration, Drug Enforcement Agency and State Boards of Pharmacy and the Federal and State Medicare and Medicaid programs and each Borrower and has all necessary permits, licenses, franchises, certificates and other approvals or authorizations of Governmental Authority as are required under applicable Health Care Laws.

     SECTION 6.36. Notices from Farm Products Sellers, etc.. (a) Each Borrower has not, within the two (2) year period prior to the date hereof, received any written notice in respect of any claim greater than $100,000 individually or written notices in respect of claims greater than $250,000 in the aggregate pursuant to the applicable provisions of the PSA, PACA, the Food Security Act, the UCC or any other applicable local laws from (i) any Farm Products Seller or
(ii) any lender to any Farm Products Seller or any other Person with a security interest in the assets of any Farm Products Seller or (iii) the Secretary of State (or equivalent official) or other Governmental Authority of any State, Commonwealth or political subdivision thereof in which any Farm Products purchased by such Borrower are produced, in any case advising or notifying such Borrower of the intention of such Farm Products Seller or other Person to preserve the benefits of any trust applicable to any assets of any Borrower established in favor of such Farm Products Seller or other Person under the provisions of any law or claiming a security interest in or lien upon or other claim or encumbrance with respect to any perishable agricultural commodity or any other Farm Products which may be or have been purchased by a Borrower or any related or other assets of such Borrower (all of the foregoing, together with any such notices as any Borrower may at any time hereafter receive, collectively, the "Food Security Act Notices").

         (b) No Borrower is a "live poultry dealer" (as such term is defined in the PSA) or otherwise purchases or deals in live poultry of any type whatsoever. Borrowers do not purchase livestock pursuant to cash sales as such term is defined in the PSA. Borrowers are not subject to the trust provisions of PSA because Borrowers have written agreements providing for the extension of credit to them for all purchases of meat, poultry, meat products, poultry products and livestock products by Borrowers. Each Borrower is not engaged in, and shall not engage in, raising, cultivating, propagating, fattening, grazing or any other farming, livestock or aquacultural operations.


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                                   ARTICLE VII
                                    COVENANTS

     SECTION 7.1. Affirmative Covenants. Each Borrower agrees with each Lender, each Issuer and the Agents that until the Termination Date has occurred, each Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

     SECTION 7.1.1. Financial Information, Reports, Notices, etc. Winn-Dixie will furnish or cause to be furnished to the Agents (with sufficient copies for each Lender) copies of the following financial statements, reports, notices and information (all in form reasonably satisfactory to the Agents):

          (a) (i) promptly after becoming available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of Winn-Dixie and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of Winn-Dixie and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct in accordance with GAAP as described in Section 1.4 by the chief financial or accounting Authorized Officer of Winn-Dixie and (ii) promptly after becoming available and in any event within 20 days after the end of each Fiscal Month, an unaudited consolidated balance sheet of Winn-Dixie and its Subsidiaries as of the end of such Fiscal Month and consolidated statements of income and cash flow of Winn-Dixie and its Subsidiaries for the Fiscal Month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, and including (in each case) in comparative form the figures for the corresponding Fiscal Month of, and year to date portion of, the preceding Fiscal Year, certified as complete and correct in accordance with GAAP as described in Section 1.4 by the chief financial or accounting Authorized Officer of Winn-Dixie;

          (b) promptly after becoming available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of Winn-Dixie and its Subsidiaries, and the related consolidated statements of income and cash flow of Winn-Dixie and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Administrative Agent and as prepared in accordance with GAAP, which shall be accompanied by (i) a calculation of the financial covenants set forth in Section 7.2.4 and in
     Section 7.2.19 in accordance with GAAP as described in Section 1.4 and stating that, in performing the examination necessary to deliver the audited financial statements of Winn-Dixie, either no knowledge was obtained of any Event of Default or, if such knowledge was obtained, the nature thereof and (ii) if there is a material change from the business plan set forth in the Confidential Information Memorandum, a revised business plan on a quarterly basis for all subsequent periods through the 2007 Fiscal Year, including projected quarterly financial statements, cash flow statements and income statements;

          (c) concurrently with the delivery of the financial information pursuant to clause (a)(ii), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of Winn-Dixie, showing compliance with the financial covenants set forth in Section 7.2.4 and in
     Section 7.2.19 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that Winn-Dixie or an Obligor has taken or proposes to take with respect thereto);


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          (d) as soon as possible and in any event within three Business Days after a Designated Officer of Winn-Dixie or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of Winn-Dixie setting forth details of such Default and the action which Winn-Dixie or such Obligor has taken and proposes to take with respect thereto;

          (e) as soon as possible and in any event within three Business Days after a Designated Officer of Winn-Dixie or any other Obligor obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Item 6.7 of the Disclosure Schedule or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and thereafter, to the extent the Administrative Agent requests, copies of all documentation relating thereto;

          (f) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

          (g) promptly but, in any event, within three Business Days after a Designated Officer becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

          (h) promptly after receipt thereof, copies of all "management letters" submitted to Winn-Dixie or any other Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

          (i) promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt or the Senior Unsecured Notes Documents, copies of such notice or report;

          (j) promptly following any Subsidiary becoming a Material Subsidiary, the name and any other information reasonably requested by the Administrative Agent in respect of any such Subsidiary which has become a Material Subsidiary;

          (k) promptly as required, the reports and documents specified in
     Section 7.3.1;

          (l) promptly following the end of each Fiscal Month period (but in any event within ten (10) Business Days after the end thereof) (i) a certificate executed by the chief financial or accounting Authorized Officer of Winn-Dixie, setting forth the consolidated EBITDA and Capital Expenditures of Winn-Dixie and its Subsidiaries for the most recently ended trailing thirteen Fiscal Month period and (ii) a report as to the Dispositions made during such Fiscal Month in connection with the Restructuring Plan including, without limitation, a description of each asset Disposed of, such asset's book value, and the consideration received for such asset; and

          (m) such other financial and other information as any Lender or Issuer through the Administrative Agent may from time to time reasonably request (including information and


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     reports in such detail as the Administrative Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

     SECTION 7.1.2. Maintenance of Existence; Compliance with Laws, etc. Winn-Dixie will, and will cause each of its Subsidiaries to (a) preserve and maintain its legal existence (except as otherwise permitted by Section 7.2.10), and (b) comply in all respects with all applicable laws, rules, regulations and orders, including (i) any such applicable laws, rules, regulations and orders with respect to any Pension Plan, and (ii) the payment (before the same become delinquent), of (A) all Taxes, imposed upon Winn-Dixie or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP have been set aside on the books of Winn-Dixie or its Subsidiaries, as applicable, and (B) at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods), all their payment obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceeding and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of Winn-Dixie or its Subsidiaries, as the case may be, except where the failure to comply with the requirements of this clause (b) could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 7.1.3. Maintenance of Properties. Winn-Dixie will, and will cause each of its Subsidiaries to, generally maintain, preserve (including remodeling or retrofitting), protect and keep its and their respective properties in good repair, working order and condition (ordinary wear and tear and Casualty Events excepted), and make necessary repairs, renewals and replacements (except insofar as such is the obligation of a landlord under a lease of Real Property) so that the business carried on by Winn-Dixie and its Subsidiaries may be properly conducted at all times, unless Winn-Dixie or such Subsidiary determines in good faith that the continued preservation or maintenance of such property is no longer desirable.

     SECTION 7.1.4. Insurance. Winn-Dixie will, and will cause each of its Subsidiaries to:

          (a) maintain insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles and self-insurance amounts) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as Winn-Dixie and its Subsidiaries, it being understood that Winn-Dixie and its Subsidiaries are self-insured in substantial amounts with respect to various insurable risks, with deductibles on property insurance of $10 million per year and deductibles on wind and rain damage of $20 million per year; and

          (b) maintain all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent on behalf of the Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days' prior written notice to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents (including hazard insurance and business interruption insurance).


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     SECTION 7.1.5. Books and Records. Winn-Dixie will, and will cause each of its Subsidiaries to, keep books, records and accounts in accordance with GAAP which accurately reflect in all material respects all of its business affairs and transactions and permit each Secured Party or any of their respective representatives, at reasonable times and intervals upon reasonable notice to Winn-Dixie, to visit each Obligor's offices, to discuss such Obligor's financial matters with its officers and employees, and its independent public accountants (and Winn-Dixie hereby authorizes such independent public accountant to discuss Winn-Dixie's and each other Obligor's financial matters with each Secured Party or their representatives whether or not any representative of Winn-Dixie or such other Obligor is present) and to examine (and photocopy extracts from) any of its books, records and accounts including any "management letters" prepared by independent accountants. The Borrowers shall pay any fees of such independent public accountant incurred in connection with any Secured Party's exercise of its rights pursuant to this Section.

     SECTION 7.1.6. Environmental Law Covenant. Except to the extent the failure to comply with any of the requirements listed below could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, Winn-Dixie will, and will cause each of its Subsidiaries to,

          (a) use and operate all of its and their facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws; and

          (b) promptly notify the Administrative Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties in respect of, or as to compliance with, Environmental Laws, and shall diligently resolve any non-compliance with Environmental Laws and keep its property free of any Lien imposed by any Environmental Law.

     SECTION 7.1.7. Use of Proceeds. The Borrowers will (a) apply the proceeds of the Revolving Loans (i) for general corporate and working capital purposes of the Borrowers and their Subsidiaries (including Permitted Acquisitions), (ii) the payment of fees and expenses in connection with the transactions contemplated hereby, and (iii) for issuing Letters of Credit for the account of the Borrowers and the Subsidiary Guarantors in the ordinary course of their business and (b) use the Standby Letter of Credit Facility and the Standby Letters of Credit only in a manner consistent with the requirements of Section 7.1.10.

     SECTION 7.1.8. Future Guarantors, Security, etc. Winn-Dixie will, and will cause each U.S. Subsidiary (other than the Insurance Captive) to, execute any documents, Filing Statements, agreements and instruments (including, without limitation, Collateral Access Agreements, Blocked Account Agreements, Securities Account Control Agreements, Processor Letters and Direction Letters), and take all further action (including filing Mortgages and/or Mortgage Amendments) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the Liens created or intended to be created by the Loan Documents. Winn-Dixie will promptly cause any subsequently acquired or organized Material Subsidiary which is a U.S. Subsidiary (other than the Insurance Captive) or any U.S. Subsidiary which becomes a Material Subsidiary to execute a Subsidiary Guaranty substantially in the form of Exhibit G attached hereto (or a supplement thereto) and each applicable Loan Document in favor of the Secured Parties. In addition, from time to time, the Borrowers will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of its and its U.S. Subsidiaries' (other than the Insurance Captive) assets and properties (other than


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(i) Real Property owned and located in Florida, Retail Store number 2701 in
Stockbridge, Georgia, any Real Property acquired after the Closing Date elsewhere for a purchase price of less than $7,500,000 for a single piece of Real Property or less than $25,000,000 in the aggregate for a purchase of related properties or series of related properties (including the purchase of a chain of stores or a portion of a chain of stores), any Real Property Leases, fixtures, and aircraft; and (ii) in respect of the perfection of Liens only, motor vehicles, motor vehicle trailers, Florida liquor licenses and, in each case except as set forth in a Security Agreement, Deposit Accounts (as defined in a Security Agreement) that are not Majority Accounts as the Administrative Agent or the Required Lenders shall designate), provided that neither the Borrowers nor their Subsidiaries shall be required to pledge more than 65% of the Voting Securities of any Foreign Subsidiary or to grant a Lien that would cause a breach by any Borrower or any of their Subsidiaries of any obligation to any Person the incurrence of which is permitted by this Agreement (including under Sections 7.2.2 and 7.2.14 hereof). Such Liens will be created under the Loan Documents in form and substance satisfactory to the Administrative Agent, and the Borrowers shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request in connection with the deliveries required under, or to evidence compliance with this Section.

     SECTION 7.1.9. Conduct of Business; Separate Existence; Maintenance of Authorizations. Winn-Dixie will, and will cause each of its Material Subsidiaries to (a) carry on and conduct its business in the same manner as it is currently conducted; (b) do all things necessary to remain duly organized, validly existing and in good standing in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted; and (c) do all things reasonably necessary to renew, extend and continue in effect all authorizations which may at any time and from time to time be necessary to operate and own the business and assets of Winn-Dixie and its Subsidiaries in compliance with all applicable laws and regulations, except in each case where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     SECTION 7.1.10. Standby Letters of Credit. Winn-Dixie will, and will cause each of its applicable Subsidiaries to, ensure that all Standby Letters of Credit are issued only to support workers' compensation obligations and bankers' acceptances and performance bonds, surety bonds, appeal bonds and performance guarantees of Winn-Dixie or any Restricted Subsidiary, in each case, in the ordinary course of business consistent with past practice, and for no other purpose.

     SECTION 7.1.11. Offsite Books and Records. Winn-Dixie will, and will cause its applicable Subsidiaries to, maintain and update copies of substantially all electronic records or reports of Collateral and copies of substantially all electronic books and records of each Borrower and Guarantor in a backup data storage system housed at the existing distribution facility in Baldwin, Florida, or other premises owned by any Borrower.

     SECTION 7.1.12. Eligible Borrowing Base Assets. Winn-Dixie will, and will cause its applicable Subsidiaries to, ensure at all times that all Borrowing Base Assets included in the Borrowing Base are owned by a Borrower under this Agreement at the time of such inclusion, except that the parcel of the Baldwin Facility owned as of the Closing Date by Dixon Realty Trust 1999-1 may be owned by such trust, so long as such trust is a Guarantor under this Agreement.

     SECTION 7.1.13. Agricultural Products. (a) Each Borrower shall at all times comply in all material respects with all existing and future Food Security Act Notices during their periods of effectiveness under the Food Security Act, including, without limitation, directions to make payments to the Farm Products Seller by issuing payment instruments directly to the secured party with respect to any assets of the Farm Products Seller or jointly payable to the Farm Products Seller and any secured party with respect to the assets of such Farm Products Seller, as specified in the Food Security Act Notice, so as


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to promptly terminate or release the security interest in any Farm Products maintained by such Farm Products Seller or any secured party with respect to the assets of such Farm Products Seller under the Food Security Act.

     (b) Each Borrower shall take all other actions as may be reasonably required, if any, to ensure that any perishable agricultural commodity (in whatever form) or other Farm Products are purchased free and clear of any security interest, lien or other claims in favor of any Farm Products Seller or any secured party with respect to the assets of any Farm Products Seller.

     (c) Each Borrower shall promptly notify the Collateral Monitoring Agent in writing after receipt by or on behalf of such Borrower of any Food Security Act Notice or amendment to a previous Food Security Act Notice, and including any notice in respect of any claim greater than $100,000 individually or notices in respect to claims greater than $250,000 in the aggregate from any Farm Products Seller of the intention of such Farm Products Seller to preserve the benefits of any trust applicable to any assets of any Borrower or Guarantor under the provisions of the PSA, PACA or any other statute and such Borrower shall promptly provide Agent with a true, correct and complete copy of such Food Security Act Notice or amendment, as the case may be, and other information delivered to or on behalf of such Borrower pursuant to the Food Security Act.

     (d) In the event any Borrower receives a Food Security Act Notice, such Borrower shall pay the related invoice within the payment terms specified therein and notify the Collateral Monitoring Agent of such receipt; provided, that, such invoice may remain unpaid if, and only so long as (i) appropriate legal or administrative action has been commenced in good faith and is being diligently pursued or defended by such Borrower, (ii) adequate reserves with respect to such contest are maintained on the books of such Borrower, in accordance with GAAP, (iii) the Collateral Monitoring Agent shall have established a Reserve in an amount at least equal to the amount claimed to be due by such vendor under the relevant invoice, (iv) such Borrower shall promptly pay or discharge such contested invoice and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence reasonably acceptable to Agent of such payment, if such contest is terminated or discontinued adversely to such Borrower or the conditions set forth in this
Section 7.1.13(d) are no longer met.

     (e) If any Borrower purchases any Farm Products from a Person who produces such Farm Products in a state with a central filing system certified by the United States Secretary of Agriculture, such Borrower shall immediately register as a buyer with the Secretary of State of such state (or the designated system operator). Each Borrower shall promptly forward to the Collateral Monitoring Agent a copy of such registration as well as a copy of all relevant portions of the master list periodically distributed by any such Secretary of State (or the designated system operator). Each Borrower shall comply with any payment obligations in connection with the purchase of any Farm Products imposed by a secured party as a condition of the waiver or release of a security interest effective under the Food Security Act or other applicable law whether or not as a result of direct notice or the filing under any applicable central filing system. Each Borrower shall also provide to the Collateral Monitoring Agent not later than the fifth (5th) day of each month, true and correct copies of all state filings recorded in any such central filing system in respect of a Person from whom a Borrower has purchased Farm Products within the preceding twelve
(12) months.

     SECTION 7.1.14. Credit Card Agreements. Each Borrower and Guarantor shall
(a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein; (b) maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing, except that any Borrower may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of such

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Borrower; provided, that, such Borrower shall have given the Collateral
Monitoring Agent not less than fifteen (15) days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (c) give the Collateral Monitoring Agent immediate written notice of any Credit Card Agreement entered into by such Borrower after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as the Collateral Monitoring Agent may request; (d) each Borrower and Guarantor shall notify the Collateral Monitoring Agent promptly of (i) any notice of a material default by any Borrower under any of the Credit Card Agreements or of any default which might result in the Credit Card Issuer or Credit Card Processor ceasing to make payments or suspending payments to any Borrower, (ii) any notice from any Credit Card Issuer or Credit Card Processor that such Person is ceasing or suspending, or will cease or suspend, any present or future payments due or to become due to any Borrower from such Person, or that such Person is terminating or will terminate any of the Credit Card Agreements, and (iii) the failure of any Borrower to comply with any material terms of the Credit Card Agreements or any terms thereof which might result in the Credit Card Issuer or Credit Card Processor ceasing or suspending payments to any Borrower; and (e) furnish to the Collateral Monitoring Agent, promptly upon the request of the Collateral Monitoring Agent, such information and evidence as the Collateral Monitoring Agent may require from time to time concerning the observance, performance and compliance by such Borrower or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements.

     SECTION 7.1.15. Post-Closing Obligations. Winn-Dixie will, and will cause each of its U.S. Subsidiaries (other than the Insurance Captive) to, (a) deliver to the Agents no later than 60 days following the Closing Date any Securities Control Agreements described in Section 5.1.27 that were not delivered to the Agents on or prior to the Closing Date or (b) no later than 60 days following the Closing Date, close any securities account in respect of which a Securities Control Agreement has not been delivered to the Agents.

     SECTION 7.2. Negative Covenants. Each Borrower covenants and agrees with each Lender, each Issuer and the Agents that until the Termination Date has occurred, each Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

     SECTION 7.2.1. Business Activities. Winn-Dixie will not, and will not permit any of its Subsidiaries to, engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably related or incidental thereto.

     SECTION 7.2.2. Indebtedness. Winn-Dixie will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

          (a) Indebtedness in respect of (i) the Obligations (including with respect to the Existing Letters of Credit, as described in Item 7.2.2(a) of the Disclosure Schedule) and (ii) any Hedging Obligations incurred in the ordinary course of business of Winn-Dixie and its Subsidiaries (which shall exclude Hedging Obligations incurred under agreements entered into for speculative purposes or as an arbitrage of rates);

          (b) until the Closing Date, Indebtedness that is to be repaid in full as further identified in Item 7.2.2(b) of the Disclosure Schedule;

          (c) Indebtedness existing as of the Closing Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and refinancing of such Indebtedness; provided that (x) the principal amount (as such amount may have been reduced following the Closing Date) thereof is not increased, (y) the maturity date thereof is not shortened, and (z) the material terms thereof are not

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     materially more onerous on any Borrower than the terms contained in the
     Indebtedness being refinanced;

          (d) Indebtedness (i) incurred in the ordinary course of business of Winn-Dixie and its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and appropriate reserves in conformity with GAAP have been established on the books of Winn-Dixie or such Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

          (e) Indebtedness (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of Winn-Dixie and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party), in each case used in the ordinary course of business of Winn-Dixie and its Subsidiaries (provided that such Indebtedness is incurred within 60 days of the acquisition of such property) and
     (iii) Capitalized Lease Liabilities; provided that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $75,000,000; provided further that neither Winn-Dixie nor any Material Subsidiary may have any Contingent Liability in respect of such Indebtedness incurred by any Subsidiary which is not a Subsidiary Guarantor;

          (f) (i) Indebtedness of any Borrower or Subsidiary Guarantor owing to any Borrower or any Subsidiary Guarantor, (ii) Indebtedness of any U.S. Subsidiary that is not a Subsidiary Guarantor (other than the Insurance Captive) and any Foreign Subsidiary (so long as at the time of the incurrence of such Indebtedness no Event of Default has occurred and is continuing and Average Excess Availability is greater than $150,000,000, and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and Excess Availability is greater than $150,000,000) owing to any Borrower in an aggregate amount outstanding at any time for all Borrowers collectively not to exceed $10,000,000 (which Indebtedness shall not (when aggregated with the amount of Investments made by the Borrowers in Foreign Subsidiaries or U.S. Subsidiaries (other than the Insurance Captive) that are not Subsidiary Guarantors under clause
     (d)(iii) of Section 7.2.5), exceed $10,000,000), (iii) Indebtedness of any Bahamian Subsidiary owing to any other Bahamian Subsidiary, (iv) so long as at the time of the incurrence of such Indebtedness no Event of Default has occurred and is continuing and Average Excess Availability is greater than $150,000,000, and so long as immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and Excess Availability is greater than $150,000,000, Indebtedness of the Insurance Captive owing to any Borrower or Subsidiary Guarantor in an aggregate amount for all such Indebtedness not to exceed $25,000,000 (which Indebtedness shall not, when aggregated with the amount of Investments made by the Borrowers and Subsidiary Guarantors under clause(d)(v) of Section 7.2.5, exceed $25,000,000), and (v) Indebtedness of any Borrower owing to the Insurance Captive in an aggregate amount for all such Indebtedness not to exceed $10,000,000, in each case

              (x) which Indebtedness shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided that only the amount repaid in part shall be discharged); and

              (y) to the extent such Indebtedness is payable to any Borrower or a Subsidiary Guarantor and evidenced by one or more promissory notes, any such

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              promissory notes shall be delivered in pledge to the
              Administrative Agent pursuant to a Loan Document;

              (g) unsecured Indebtedness (not evidenced by a note or other instrument) of Winn-Dixie owing to a Subsidiary Guarantor that has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement;

              (h) Indebtedness evidenced by the Senior Unsecured Notes in an aggregate principal amount not exceeding $300,000,000, less any payments made thereon;

              (i) unsecured Subordinated Debt of Winn-Dixie incurred pursuant to the terms of the Sub Debt Documents in a principal amount not to exceed $300,000,000, the proceeds of which are used to refinance in whole or in part the Senior Unsecured Notes, and unsecured subordinated Contingent Liabilities of the Subsidiary Borrowers and the Subsidiary Guarantors in respect of such Subordinated Debt, and (in each case), refinancings of such Subordinated Debt and subordinated Contingent Liabilities which continue to satisfy the terms of the definition of "Subordinated Debt";

              (j) Indebtedness of a Person existing at the time such Person became a Subsidiary of Winn-Dixie, but only if such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary and the aggregate outstanding amount of all Indebtedness existing pursuant to this clause does not result in a Default (including under Section 7.2.4); provided that neither the Borrowers nor any Material Subsidiary may have any Contingent Liability in respect of such Indebtedness incurred by any Subsidiary which is not a Subsidiary Guarantor;

              (k) Indebtedness incurred in connection with the relocation of personnel in an aggregate amount at any time not to exceed $10,000,000;

              (l) Indebtedness in respect of letters of credit that (i) are issued subsequent to the date 364 days before the Stated Maturity Date (as in effect at the time of issuance), (ii) are stated to expire one year from the date of initial issuance or extension and (iii) are issued to support workers compensation obligations and bankers acceptance and performance bonds, surety bonds, appeal bonds and performance guarantees in each case in the ordinary course of business, provided that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $25,000,000 (as such amount may be increased dollar-for-dollar to the extent that the Standby Letter of Credit Commitment Amount has been permanently reduced pursuant to Section 2.2), and

              (m) other Indebtedness of the Borrowers and their Subsidiaries (other than Indebtedness of the Foreign Subsidiaries and U.S. Subsidiaries that are not Subsidiary Guarantors owing to Winn-Dixie) in an aggregate amount at any time outstanding not to exceed $10,000,000, provided that none of the Indebtedness permitted by this clause (m) shall be for the purposes described in clause (l);

provided, however, that no Indebtedness otherwise permitted by clauses (c), (e),
(f)(i), (f)(ii), f(iii), f(iv) (i), (j), (k), (l), or (m) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

     SECTION 7.2.3. Liens. Winn-Dixie will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

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          (a) Liens securing payment of the Obligations;

          (b) until the Closing Date, Liens securing payment of Indebtedness of the type described in clause (b) of Section 7.2.2;

          (c) (i) Liens existing as of the Closing Date and disclosed in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2 and (ii) Liens securing any extension, renewal or replacement of any obligations secured by any such Lien; provided, that
     (x) in respect of Liens permitted pursuant to clause (c)(i) of this Section 7.2.3, no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date), and (y) in respect of Liens permitted pursuant to clause (c)(ii) of this Section 7.2.3, such Lien shall only cover the same assets which originally secured the obligations being extended, renewed or replaced;

          (d) Liens on property other than Borrowing Base Assets, investment property (as defined in the UCC) or Bank Accounts securing Indebtedness permitted under clause (e) of Section 7.2.2; provided that (i) such Lien is granted within 60 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 80% of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

          (e) Liens on property securing Indebtedness permitted by clause (j) of
     Section 7.2.2; provided that such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof and attach only to specific tangible assets of such Person (and not assets of such Person generally) and provided further that no such property shall be included in the Borrowing Base;

          (f) Liens in favor of carriers, warehousemen, mechanics, materialmen, lessors of personal property and landlords granted or arising in the ordinary course of business or as a matter of law for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP shall have been set aside on its books;

          (g) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

          (h) judgment Liens in existence for less than 60 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies and which do not otherwise result in an Event of Default under Section 8.1.6 and other judgment Liens that do not exceed $1,000,000 individually or $5,000,000 in the aggregate ;

          (i) easements, rights-of-way and zoning restrictions;

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          (j) minor defects or irregularities in title, and rights of licensees and concessionaires, and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

          (k) Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP shall have been set aside on its books;

          (l) Liens constituting a property interest of a lessee, concessionaire or licensee in property leased or occupied by such Person from an Obligor;

          (m) Liens on residential Real Property incurred in connection with Indebtedness permitted pursuant to Section 7.2.2(k);

          (n) Liens on cash collateral (and not on Borrowing Base Assets or investment property, as defined in the UCC) that secure any Letters of Credit permitted to be incurred pursuant to Section 7.2.2(l); provided that at any time that the Administrative Agent has the right to direct the application of certain cash and other assets pursuant to Section 7.4.2, such cash collateral shall have been provided directly from the proceeds of Revolving Loans; and

          (o) other Liens on property other than Borrowing Base Assets securing Indebtedness in an aggregate amount not to exceed $10,000,000.

     SECTION 1.2.4. Financial Condition. The Borrowers shall not permit any of the events set forth below to occur (and all calculations of Adjusted Excess Availability, Excess Availability and EBITDA for purposes hereof shall be accompanied by a certificate of the chief financial or other Authorized Officer of Winn-Dixie acceptable to the Agents, all in reasonable detail and reasonably satisfactory to the Agents):

          (a) The Borrowers will not permit the Adjusted Excess Availability to fall below $75,000,000 at any time; and

          (b) The Borrowers will not permit the consolidated EBITDA of Winn-Dixie and its Subsidiaries for the most recently ended trailing thirteen Fiscal Month period, tested on the last day of each Fiscal Month (each, a "Test Date"), to be less than the amounts set forth below opposite the period in which such Test Date falls:

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                   --------------------------------------------------------
                   EBITDA Covenant Levels for Winn Dixie

                                                    Minimum
                                                    EBITDA
                                                 ---------------------
                     2005 Fiscal Month (a)              ($000's)
                           Period 1                          $60,000
                           --------                          -------
                           Period 2                          $60,000
                           --------                          -------
                           Period 3                          $60,000
                           --------                          -------
                           Period 4                          $60,000
                           --------                          -------
                           Period 5                          $60,000
                           --------                          -------
                           Period 6                          $60,000
                           --------                          -------
                           Period 7                         $132,000
                           --------                         --------
                           Period 8                         $132,000
                           --------                         --------
                           Period 9                         $132,000
                           --------                         --------
                           Period 10                        $144,000
                           ---------                        --------
                           Period 11                        $144,000
                           ---------                        --------
                           Period 12                        $144,000
                           ---------                        --------
                           Period 13                        $189,000
                           ---------                        --------
                   (a) Fiscal Year 2005 is 7/1/04 - 6/29/05.

                     2006 Fiscal Month (b)

                           Period 1                         $189,000
                           --------                         --------
                           Period 2                         $189,000
                           --------                         --------
                           Period 3                         $209,000
                           --------                         --------
                           Period 4                         $209,000
                           --------                         --------
                           Period 5                         $209,000
                           --------                         --------
                           Period 6                         $209,000
                           --------                         --------
                           Period 7                         $215,000
                           --------                         --------
                           Period 8                         $215,000
                           --------                         --------
                           Period 9                         $215,000
                           --------                         --------
                           Period 10                        $222,000
                           ---------                        --------
                           Period 11                        $222,000
                           ---------                        --------
                           Period 12                        $222,000
                           ---------                        --------
                           Period 13                        $231,000
                           ---------                        --------
                   (b) Fiscal Year 2006 is 6/30/05 - 6/28/06.

                    2007 Fiscal Month ( c )

                           Period 1                         $231,000
                           --------                         --------
                           Period 2                         $231,000
                           --------                         --------
                           Period 3                         $250,000
                           --------                         --------
                           Period 4                         $250,000
                           --------                         --------
                           Period 5                         $250,000
                           --------                         --------
                           Period 6                         $250,000
                           --------                         --------
                           Period 7                         $250,000
                           --------                         --------
                           Period 8                         $250,000
                           --------                         --------
                           Period 9                         $250,000
                           --------                         --------
                           Period 10                        $250,000
                           ---------                        --------
                           Period 11                        $250,000
                           ---------                        --------
                           Period 12                        $250,000
                           ---------                        --------
                           Period 13                        $250,000
                           ---------                        --------
                   (c) Fiscal Year 2007 is 6/29/06 - 6/27/07.
                   --------------------------------------------------------

     provided the Borrowers shall not be required to have maintained a minimum EBITDA for any trailing thirteen Fiscal Month period ending on a Test Date in accordance with the foregoing provisions of this clause (b) unless and until a Trigger Date has occurred on or prior to such Test

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     Date, in which case the Borrowers shall be required to have maintained a minimum EBITDA in accordance with the foregoing provisions of this clause
     (b) for the trailing thirteen Fiscal Month period ending on such Test Date and, unless and until (i) such time as Average Excess Availability equals or exceeds $125,000,000 and (ii) no more than three Trigger Dates have occurred during the term of this Agreement, all Test Dates thereafter.

     SECTION 7.2.5. Investments. Winn-Dixie will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person or acquire any business or all or substantially all of the assets or Capital Securities of any Person (or any division thereof), except:

          (a) Investments existing on the Closing Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

          (b) Cash Equivalent Investments with respect to which the Lenders have a fully perfected first priority Lien pursuant to a Securities Account Control Agreement or other method satisfactory to the Agents;

          (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (d) Investments by way of contributions to capital, purchases of Capital Securities and extensions of credit (i) by Winn-Dixie in any other Borrower or Subsidiary Guarantor, by any Subsidiary Borrower or Subsidiary Guarantor in any wholly owned Subsidiary Borrower or Subsidiary Guarantor,
     (ii) by any Subsidiary Borrower or Subsidiary Guarantor in Winn-Dixie,
     (iii) by Winn-Dixie in any U.S. Subsidiary that is not a Subsidiary Borrower or a Subsidiary Guarantor (other than the Insurance Captive) and any Foreign Subsidiary (so long as at the time of making such Investment, no Event of Default has occurred and is continuing and Average Excess Availability is greater than $150,000,000, and immediately after giving effect to such Investment, no Event of Default shall have occurred and be continuing and Excess Availability is greater than $150,000,000) in an aggregate amount not to exceed (when aggregated with the amount of Indebtedness owed to the Borrowers by Foreign Subsidiaries and U.S. Subsidiaries that are not Subsidiary Guarantors (other than the Insurance Captive) under clause (f)(ii) of Section 7.2.2) $10,000,000 at any time outstanding, (iv) by W-D (Bahamas) Limited comprising a revolving credit facility extended by it to Bahamas Supermarkets Limited in a maximum amount of $7,000,000 or (v) so long as at the time of making such Investments, no Event of Default has occurred and is continuing and Average Excess Availability is greater than $150,000,000, and immediately after giving effect to such Investment, no Event of Default shall have occurred or be continuing and Excess Availability is greater than $150,000,000, by the Borrowers and the Subsidiary Guarantors in the Insurance Captive in an aggregate amount for all such investments not to exceed $25,000,000 (which Investment shall not, when aggregated with the amount of Indebtedness incurred pursuant to clause (f)(iv) of Section 7.2.2, exceed $25,000,000);

          (e) Investments constituting (i) accounts receivable arising, (ii) trade debt granted or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

          (f) Investments by way of the acquisition of Capital Securities or assets in each case constituting Permitted Acquisitions (i) in an aggregate amount not to exceed $50,000,000 in any

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     Fiscal Year, and (ii) in an aggregate amount not to exceed $150,000,000 over the term of this Agreement; provided that, in any event, (w) except with respect to Retail Store Acquisitions, immediately prior to such Investment, Average Excess Availability is greater than $150,000,000, and immediately after giving effect to such Investment, Excess Availability is greater than $150,000,000 , (x) such Investments that comprise the acquisition of all of the Capital Securities of a Person shall result in the acquisition of a wholly owned Material Subsidiary that is a U.S. Subsidiary, (y) upon making such Investments, the provisions of Section
     7.1.8 are complied with and (z) none of the Inventory, Pharmacy Scripts or Pharmacy Receivables acquired in connection with such Permitted Acquisition shall be included in the Borrowing Base unless and until the Collateral Monitoring Agent has conducted a collateral audit thereon satisfactory to it and has made appropriate adjustments, if any, to the Reserves and/or the definition of Eligible Inventory, Eligible Pharmacy Scripts or Eligible Pharmacy Receivables, as the case may be;

          (g) Investments consisting of any deferred portion of the sales price received by any Borrower or any Subsidiary Guarantor in connection with any Disposition permitted under Section 7.2.11;

          (h) Investments by the Insurance Captive that are "admitted assets" of the Insurance Captive under the applicable laws of the State of South Carolina;

          (i) Other Permitted Investments with respect to which the Lenders have a fully perfected first priority Lien pursuant to a Securities Control Agreement or other method satisfactory to the Agents; and

          (j) other Investments after the Closing Date in an aggregate amount not to exceed (x) $25,000,000, so long as at the time of making such Investment, Average Excess Availability is greater than $125,000,000 and after giving effect to such Investment, Excess Availability is greater than $125,000,000 or (y) $10,000,000, otherwise.

provided, however, that

          (A) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

          (B) no Investment otherwise permitted by clauses d(i), d(iii), (f) or
     (h) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

     SECTION 7.2.6. Restricted Payments, etc. Winn-Dixie will not, and will not permit any of its Subsidiaries to make, declare or commit to make a Restricted Payment, or make or commit to make any deposit for any Restricted Payment, unless:

          (a) such Restricted Payment is made by a Subsidiary to Winn-Dixie or a wholly owned Subsidiary, by any wholly owned Subsidiary of a partially owned subsidiary to its parent or by any partially owned Subsidiary pro rata to its stockholders;

          (b) no Default has occurred and is continuing or would result from the payment thereof; and

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

         (c) at the time of making, declaring or committing to make such Restricted Payment (or deposit), Average Excess Availability is greater than $150,000,000 and after giving effect to such Restricted Payment (or deposit), the Excess Availability will be greater than $150,000,000;

provided that any dividend which has been declared in accordance with the foregoing provisions of this Section 7.2.6 shall also be permitted to be made if (and only if) (i) (A) the Agents shall have established a Reserve in an amount equal to 100% of the amount of the declared dividend on the day such dividend was declared and (B) the aggregate amount of all such dividends shall not exceed $8,000,000 during any Fiscal Quarter or $32,000,000 during any Fiscal Year and
(ii) at the time of payment of such dividend, no Default shall exist pursuant to
Section 8.1.1 or under Section 7.2.4(a).

     SECTION 7.2.7. Changes to Fiscal Year. Winn-Dixie will not, and will not permit any of its Subsidiaries to, change its Fiscal Year.

     SECTION 7.2.8. No Prepayment of Debt. Winn-Dixie will not, and will not permit any of its Subsidiaries to,

         (a) unless the Required Lenders otherwise agree in writing, make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt or the Indebtedness evidenced by the Senior Unsecured Notes (i) other than the stated, scheduled date for payment of interest set forth in the applicable Sub Debt Documents and Senior Unsecured Notes Documents, or (ii) which would violate the terms of this Agreement, the applicable Sub Debt Documents or the Senior Unsecured Notes Documents;

         (b) redeem, retire, purchase, repurchase, defease or otherwise acquire any Subordinated Debt or any Senior Unsecured Notes; or

         (c) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes;

provided, however, that the Borrowers may prepay or repurchase a portion of the Senior Unsecured Notes (to the extent not refinanced pursuant to Section 7.2.2(i)) in an aggregate principal amount not to exceed $50,000,000 so long as
(i) no Default has occurred and is continuing or would result from the prepayment or repurchase thereof and (ii) at the time of such prepayment or repurchase, Average Excess Availability is greater than $150,000,000 and after giving effect to such prepayment or repurchase, the Excess Availability will be greater than $150,000,000.

     Furthermore, neither Winn-Dixie nor any Subsidiary will designate any Indebtedness other than the Obligations as "Designated Senior Debt" (or any analogous term) in any Sub Debt Document.

     SECTION 7.2.9. Issuance of Capital Securities. Winn-Dixie will not, and will not permit any of its Subsidiaries to, (a) issue any Capital Securities (whether for value or otherwise) to any Person other than (in the case of Subsidiaries), to Winn-Dixie or another wholly owned Subsidiary or (b) become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Capital Securities of Winn-Dixie or any Subsidiary or any option, warrant or other right to acquire any such Capital Securities.

     SECTION 7.2.10. Consolidation, Merger, etc. Winn-Dixie will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except

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         (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, Winn-Dixie or any other U.S. Subsidiary (other than the Insurance Captive) (provided, however, that (i) a Subsidiary Borrower may only liquidate or dissolve into, or merge with and into, Winn-Dixie or another Borrower and (ii) a Guarantor may only liquidate or dissolve into, or merge with and into, Winn-Dixie or another Borrower or Guarantor), and the assets or Capital Securities of any Subsidiary may be purchased or otherwise acquired by Winn-Dixie or any other U.S. Subsidiary (other than the Insurance Captive) (provided, however, that (i) the assets or Capital Securities of any Subsidiary Borrower may only be purchased or otherwise acquired by Winn-Dixie or another Borrower and (ii) the assets or Capital Securities of any Guarantor may only be purchased or otherwise acquired by Winn-Dixie or another Borrower or Guarantor); provided further that in no event shall any Pledged Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary (except the Insurance Captive) unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Securities (on a fully diluted basis) of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein; and

         (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrowers or any of their Subsidiaries may (to the extent permitted by clause (f) of Section 7.2.5) purchase all or substantially all of the assets or Capital Securities of any Person (or any division thereof), or acquire such Person by merger.

     SECTION 7.2.11. Permitted Dispositions. Winn-Dixie will not, and will not permit any of its U.S. Subsidiaries (other than the Insurance Captive) to, Dispose of any of Winn-Dixie's or such Subsidiaries' assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition:

         (a) (i) is in the ordinary course of its business and (A) consists of
     (I) the lease (or sublease) of a portion of any Real Property owned or leased by any Borrower or any Subsidiary or (II) the temporary license (or temporary sublicense) of any patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights or other intellectual property rights; provided that such lease (or sublease) or temporary license (or temporary sublicense) shall not interfere with the primary use of such Real Property or intellectual property right, or (B) constitutes Inventory or is, in the reasonable determination of Winn-Dixie, of obsolete or worn out assets or property, or assets or property no longer used in its business (it being understood that Dispositions made in connection with the Restructuring Plan shall not be considered to be made in the ordinary course of business), (ii) is to a Borrower or any Subsidiary Guarantor, or (iii) is permitted by Section 7.2.10;


         (b) is for fair market value to any Person other than an Affiliate or Subsidiary, and the following conditions are met:

             (i) the aggregate fair market value, as well as the aggregate book value, of all such asset sales do not exceed $25,000,000 in any Fiscal Year and $75,000,000 in the aggregate for the term of this Agreement; provided that (A) any single asset sold for less than $1,000,000 shall not be treated as usage of either the $25,000,000 or $75,000,000 baskets contained in this clause (b)(i) unless such asset is sold as part of a group of assets for an amount in excess of $5,000,000 in the aggregate, (B) assets sold in connection with

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         Dispositions or facility closings as part of the Restructuring Plan up to an aggregate net book value amount not to exceed $75,000,000 in the case of assets other than Inventory and $175,000,000 in the case of Inventory shall not be treated as usage of either the $25,000,000 or $75,000,000 baskets contained in this clause (b)(i) and (C) Dispositions of assets that are not Borrowing Base Assets listed in
         Item 7.2.11(b)(i) of the Disclosure Schedule up to an aggregate net book value amount not to exceed $65,000,000 shall not be treated as usage of either the $25,000,000 or $75,000,000 baskets contained in this clause (b)(i);

              (ii) immediately prior to and immediately after giving effect to such disposition, no Default shall have occurred or would result therefrom (including without limitation under Section 7.2.4);

              (iii) any Net Disposition Proceeds have been applied pursuant to clause (b) of Section 3.1.1 to the extent required by the terms thereof;

              (iv) all the consideration for such sale, transfer, lease, contribution or conveyance is cash (including cash held in escrow or otherwise subject to a holdback or similar arrangement in support of indemnification made by the disposing Person in connection with the Disposition) or, in the case of assets that are not Borrowing Base Assets, assumption of liabilities by the purchaser thereof;

              (v) at least 10 Business Days prior to any such Disposition of Borrowing Base Assets having a book value of $10,000,000 or more, Winn-Dixie has provided the Agents with a pro forma Borrowing Base Certificate which shall be comprised of the most recently delivered Borrowing Base Certificate, adjusted to give pro forma affect to such Disposition as if such Disposition occurred on the last day of the period covered by the most recently delivered Borrowing Base Certificate; and

              (vi) the Agents have received at least 5 Business Days prior written notice of such Disposition (to the extent a pro forma Borrowing Base Certificate has not previously been provided pursuant to Section 7.2.11(b)(v)) and, at the request of the Agents, any acquisition or purchase agreements or other documents relating to the Disposition have been provided to the Agents;

         (c) constitutes a Permitted Sale and Leaseback Transaction;

         (d) constitutes a Permitted Lien; or

         (e) occurs when no Default shall have occurred and be continuing, and comprises the sale or discount of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; provided that such sale or discount shall be without recourse to Winn-Dixie or any Subsidiary of Winn-Dixie.

     SECTION 7.2.12. Modification of Certain Agreements. Winn-Dixie will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in, or applicable to (a) any Sub Debt Documents or the Senior Unsecured Notes Documents, other than any amendment, supplement, waiver or modification for which no fee (other than as reimbursement of out-of-pocket expenses) is payable to the holders of the Subordinated Debt or the Senior Unsecured Notes and which
(i) extends the date or reduces the amount of any required repayment, prepayment or

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redemption of the principal of such Subordinated Debt or Senior Unsecured Notes,
(ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or Senior Unsecured Notes or
(iii) makes the covenants, events of default or remedies in such Sub Debt Documents or Senior Unsecured Notes Documents less restrictive on Winn-Dixie or
(b) any acquisition agreement relating to any Permitted Acquisition.

     SECTION 7.2.13. Transactions with Affiliates. Winn-Dixie will not, and will not permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract (a) is on fair and reasonable terms no less favorable to Winn-Dixie or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate and (b) is of the kind which would be entered into by a prudent Person in the position of Winn-Dixie or such Subsidiary with a Person that is not one of its Affiliates.

     SECTION 7.2.14. Restrictive Agreements, etc. Winn-Dixie will not, and will not permit any of its Subsidiaries to, enter into any agreement prohibiting

         (a) other than the Insurance Captive, the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

         (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

         (c) the ability of any Subsidiary to make any payments, directly or indirectly, to Winn-Dixie, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document, (ii) in the case of clause (a), any agreement governing any Indebtedness permitted by clause (e) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness, or (iii) in the case of clauses (a) and
(c), any agreement of a Foreign Subsidiary governing the Indebtedness permitted by clause (f)(ii) of Section 7.2.2.

     SECTION 7.2.15. Sale and Leaseback. Winn-Dixie will not, and will not permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person; provided that Winn-Dixie or any Subsidiary may enter into any such sale and leaseback transaction if (a)(i) the aggregate net book value of the properties sold or transferred in any such transactions does not exceed $25,000,000 after the Closing Date or (ii) such sale and leaseback transaction is entered into in connection with a Disposition permitted to be made pursuant to Section 7.2.11(b)(i)(C), (b) the Borrower or such Subsidiary has applied any Net Sale and Leaseback Proceeds pursuant to clause (b) of Section 3.1.1 to the extent required by the terms thereof and (c) immediately prior to and immediately after giving effect thereto, no Default shall have occurred or would result therefrom (including without limitation under Section 7.2.4).

     SECTION 7.2.16. Collateral Access Agreements. The Borrowers will not, and will not permit the Subsidiary Guarantors to, enter into a new lease for a distribution center or Winn-Dixie's headquarters with any landlord, other than renewals as to the existing headquarters and the existing distribution centers in Item 6.27 of the Disclosure Schedule, unless the Agents have received counterparts of a Collateral Access Agreement duly executed by such landlord and the applicable Obligor.

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     SECTION 7.2.17. Credit Card Issuers and Credit Card Processors. The
Borrowers will not, and will not permit the Subsidiary Guarantors to, enter into a Credit Card Agreement with any Person or any other agreement, document or instrument with a Credit Card Issuer or Credit Card Processor other than those existing arrangements listed in Item 6.28 of the Disclosure Schedule, unless the Agents have received a copy of a Processor Letter duly executed by the applicable Obligor and delivered to such Person.

     SECTION 7.2.18. Accounts; Investment Property.

     (a) The Borrowers will not, and will not permit their Subsidiaries (other than the Insurance Captive) to, open any Bank Accounts with any Direction Bank other than those listed in Item 6.30 of the Disclosure Schedule, unless the applicable Borrower or Subsidiary shall have delivered a Direction Letter to such Direction Bank with respect to such Bank Account and a copy thereof to the Administrative Agent.

     (b) The Borrowers will not, and will not permit their U.S. Subsidiaries (other than the Insurance Captive) to, open any securities account (as defined in the UCC), or hold any financial assets in an existing securities account, or acquire any other investment property (as defined in the UCC) unless the Administrative Agent has a perfected first priority Lien over such securities account or other investment property pursuant to a Securities Control Agreement or other method acceptable to the Administrative Agent.

     SECTION 7.2.19. Capital Expenditures. The Borrowers will not, and will not permit their Subsidiaries to (and all calculations of Excess Availability and Capital Expenditures for purposes hereof shall be accompanied by a certificate of the chief financial officer or other Authorized Officer of Winn-Dixie acceptable to the Agents, all in reasonable detail and reasonably satisfactory to the Agents), make any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by Winn-Dixie and its Subsidiaries during the most recently ended trailing thirteen Fiscal Month period, tested on each Test Date, to exceed $250,000,000 provided that the Borrowers shall not be required to have complied with the requirements of the foregoing provisions of this
Section 7.2.19 for any trailing thirteen Fiscal Month period ending on a Test Date unless and until a Trigger Date has occurred on or prior to such Test Date, in which case the Borrowers shall be required to have complied with the requirements of the foregoing provisions of this Section 7.2.19 for the thirteen Fiscal Month period ending on such Test Date and, unless and until (i) such time as Average Excess Availability equals or exceeds $125,000,000 and (ii) no more than three Trigger Dates have occurred during the term of this Agreement, all Test Dates thereafter.

     SECTION 7.3. Collateral Reporting and Covenants.

     SECTION 7.3.1. Collateral Reporting.

     (a) The Borrowers shall provide the Collateral Monitoring Agent with the following documents in a form satisfactory to the Collateral Monitoring Agent:

         (i) promptly following the Collateral Monitoring Agent's request, schedules of sales made and cash received;

         (ii) promptly following the end of each Fiscal Month (but in any event within ten (10) Business Days after the end thereof), on a four week period basis and, if an Event of Default shall have occurred and be continuing or if a Trigger Date shall have occurred and at all

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     times thereafter, weekly or, if available, more frequently, as the
     Collateral Monitoring Agent may request, (A) perpetual inventory (in respect of distribution center inventory) and retail stock ledger reports,
     (B) summary inventory mix reports by distribution center and by retail stores in the aggregate (and including the amounts of Inventory and the value thereof at any leased locations and at premises of warehouses, processors or other third parties), (C) agings of accounts payable and accrued payables (and including information indicating the amounts owing to Farm Product Sellers and to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral), (D) rent payments and aging of rent payments, (E) inventory shrink reports in form and detail satisfactory to the Collateral Monitoring Agent, (F) reports showing the total exposure and net obligations of each Borrower and Subsidiary under each Rate Protection Agreement, (G) a report of pharmacy sales, receivable collections and receivable credits during such period, (H) an aging of Pharmacy Receivables, (I) reports showing the number of prescriptions filled and average dollar amount of such prescriptions for each of the pharmacies of the Borrowers by store location and (J) a report of pharmacy closings during such period;

         (iii) promptly following the Collateral Monitoring Agent's request, copies of purchase orders, deposit slips and bank statements of any Borrower or any of its Subsidiaries;

         (iv) promptly following the end of each Fiscal Month (but in any event within ten (10) Business Days after the end thereof), and, if an Event of Default shall have occurred and be continuing or if a Trigger Date shall have occurred and at all times thereafter, more frequently as the Collateral Monitoring Agent may request, a Borrowing Base certificate, substantially in the form of Exhibit Q hereto, or with additional form and detail (including as to Eligible Inventory) as the Agents may require (each a "Borrowing Base Certificate"); provided that if a Borrowing Base Certificate is required to be delivered more frequently than at the end of each Fiscal Month, the Borrowers may use certain information from the most recently delivered Borrowing Base Certificate solely to the extent such information has not been made available any more recently than such most recently delivered Borrowing Base Certificate and is not required to be made so available pursuant to Section 7.3.1(a)(ii) above; and

         (v) such other reports as to the Collateral as the Agents shall reasonably request from time to time.

     (b) If any Borrower's or Guarantor's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, such Borrower and Guarantor hereby irrevocably authorized such service, contractor, shipper or agent to deliver such records, reports, and related documents to the Collateral Monitoring Agent and to follow the Collateral Monitoring Agent's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

     (c) Nothing contained in any Borrowing Base Certificate shall be deemed to limit, impair or otherwise affect the rights of any Agent or Lender contained herein and in the event of any conflict or inconsistency between the calculation of the Borrowing Base or Adjusted Borrowing Base as set forth in any Borrowing Base Certificate and as determined by the Collateral Monitoring Agent, the determination of the Collateral Monitoring Agent shall govern. Without limiting the foregoing, the Borrowers shall furnish to the Agents any information which an Agent may request regarding the determination and calculation of any of the amounts set forth in any Borrowing Base Certificate.

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     SECTION 7.3.2. Inventory Covenants. With respect to the Inventory: (a) each
Borrower and Guarantor shall at all times maintain inventory records reasonably satisfactory to the Collateral Monitoring Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Borrower's or Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) the Borrowers and Guarantors shall continue their current practices for conducting physical counts of Inventory in the distribution centers and the retail stores but shall also conduct such physical counts of such Inventory at any time or times as the Collateral Monitoring Agent may request on or after an Event of Default, and promptly following such physical inventory shall supply the Collateral Monitoring Agent with a report in the form and with such specificity as may be satisfactory to the Collateral Monitoring Agent concerning such physical count; (c) the Borrowers and Guarantors shall not remove any Inventory from the locations set forth or permitted in the Security Documents, without the prior written consent of the Collateral Monitoring Agent, except for sales or other dispositions of Inventory in the ordinary course of its business and except to move Inventory directly from one location set forth or permitted herein to another such location and except for Inventory shipped from the manufacturer thereof to such Borrower or Guarantor which is in transit to the locations set forth or permitted herein;
(d) upon the Collateral Monitoring Agent's request, the Borrowers shall, at their expense, no more than two (2) times in any twelve (12) month period, but at any time or times as the Collateral Monitoring Agent may request on or after an Event of Default or at any time after the occurrence of a Trigger Date, and in any event at any time at the expense of the Lenders, deliver or cause to be delivered to the Collateral Monitoring Agent written appraisals as to the Inventory in form, scope and methodology reasonably acceptable to the Collateral Monitoring Agent and by an appraiser acceptable to the Collateral Monitoring Agent, addressed to the Agents and Lenders and upon which the Agents and Lenders are expressly permitted to rely; (e) the Borrowers and Guarantors shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto);
(f) none of the Inventory or other Collateral constitutes farm products (as defined in the UCC) or the proceeds thereof; (g) the Borrowers and Guarantors shall not sell Inventory to any customer on approval, or any other basis upon which the customer has a right to return or obligates any Borrower or Guarantor to repurchase such Inventory (it being acknowledged that this does not include discretionary decisions on the part of the Borrowers and Guarantors to repurchase Inventory); and (h) the Borrowers and Guarantors shall maintain current rent payments (within applicable grace periods contained in the leases) at all locations that contain Inventory.

     SECTION 7.3.3. Power of Attorney. Each Borrower and Guarantor hereby irrevocably designates and appoints the Administrative Agent (and all persons designated by each Agent) as such Borrower's and Guarantor's true and lawful attorney-in-fact, and authorizes each Agent, in such Borrower's, Guarantor's or Agent's name, to: (a) at any time an Event of Default exists or has occurred and is continuing (i) exercise all of such Borrower's or Guarantor's rights and remedies to collect any Collateral, (ii) settle, adjust, compromise, extend or renew an Account, (iii) settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances, (iv) prepare, file and sign such Borrower's or Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Collateral, (v) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of proceeds of any Collateral to an address designated by such Agent, and open and dispose of all mail addressed to such Borrower or Guarantor and handle and store all mail relating to the Collateral; and (vi) do all acts and things which are necessary, in such Agent's determination, to fulfill such Borrower's or Guarantor's obligations under this Agreement and the other Loan Documents, (b) at any time an Event of Default exists or Excess Availability is less than $100,000,000 (i) settle, adjust, compromise, extend or renew an Account and (ii) settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits,

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discounts or allowances, and (c) at any time (i) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of proceeds of Collateral are sent or received, (ii) endorse such Borrower's or Guarantor's name upon any items of payment constituting Collateral or otherwise received by an Agent and any Lender and deposit the same in an Agent's account for application to the Obligations, (iii) endorse such Borrower's or Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (iv) clear Inventory the purchase of which was financed with Letters of Credit through U.S. Customs or foreign export control authorities in such Borrower's or Guarantor's name, an Agent's name or the name of such Agent's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's or Guarantor's name for such purpose, and to complete in such Borrower's or Guarantor's or an Agent's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof. Each Borrower and Guarantor hereby releases each Agent, the Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as to any Agent or any Lender, for such Agent's or Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

     SECTION 7.3.4. Right to Cure. An Agent (and all persons designated by such Agent) may, at its option, upon notice to the Administrative Borrower, (a) cure any default by any Borrower or Guarantor under any material agreement with a third party that affects the Collateral, its value or the ability of an Agent to collect, sell or otherwise dispose of the Collateral or the rights and remedies of such Agent or any Lender therein or the ability of any Borrower or Guarantor to perform its obligations hereunder or under any of the other Loan Documents,
(b) pay or bond on appeal any judgment entered against any Borrower or Guarantor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in such Agent's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of the Agents and the Lenders with respect thereto. The Agents may add any amounts so expended to the Obligations and charge any Borrower's account therefor, such amounts to be repayable by Borrowers on demand. The Agents and the Lenders shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of any Borrower or Guarantor. Any payment made or other action taken by any Agent or any Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

     SECTION 7.3.5. Access to Premises/Field Audits. From time to time as requested by the Collateral Monitoring Agent (and all persons designated by the Collateral Monitoring Agent), at the cost and expense of the Borrowers, (a) the Collateral Monitoring Agent or its designee shall have complete access to all of each Borrower's and Guarantor's premises during normal business hours and after notice to Winn-Dixie, which right shall be reasonably exercised in a manner such as to minimize disruption to the Borrowers' business, or at any time and without notice to the Administrative Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of each Borrower's and Guarantor's books and records, and (b) each Borrower and Guarantor shall promptly furnish to the Collateral Monitoring Agent such copies of such books and records or extracts therefrom as the Collateral Monitoring Agent may request, and the Collateral Monitoring Agent or any Lender or Agent's designee may use during normal business hours such of any Borrower's and Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing, for the realization of Collateral. The Collateral Monitoring Agent shall have the right to conduct field audits and examinations

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four times per year, but as many times as the Collateral Monitoring Agent may request on or after an Event of Default.

     SECTION 7.3.6. Pharmacy Scripts Covenants. With respect to the Pharmacy
Scripts: (a) each Borrower and Guarantor shall at all times maintain the Pharmacy Scripts in a manner consistent with the requirements of Federal, State and local laws and regulations in all material respects, including all Health Care Laws, which files and records related thereto shall be correct and accurate in all material respects to the best of the Borrower's and Guarantors' knowledge; (b) Borrowers and Guarantors shall not remove any Pharmacy Scripts from the locations set forth or permitted herein, without the prior written consent of the Collateral Monitoring Agent, except for transfers of Pharmacy Scripts, (i) in the ordinary course of its business (including at the request of customers with respect to such customer's own Pharmacy Scripts) and (ii) in connection with the closing or Disposition of any store or stores or the closing of any pharmacy; (c) upon the Collateral Monitoring Agent's request, Borrowers shall, at their expense, no more than two (2) times in any twelve (12) month period, but at any time or times as the Collateral Monitoring Agent may request on or after an Event of Default or at any time after the occurrence of a Trigger Date, deliver or cause to be delivered to the Collateral Monitoring Agent written appraisals as to the Pharmacy Scripts in form, scope and methodology reasonably acceptable to the Collateral Monitoring Agent and by an appraiser acceptable to the Collateral Monitoring Agent, addressed to the Collateral Monitoring Agent and Lenders and upon which the Collateral Monitoring Agent and Lenders are expressly permitted to rely; (d) Borrowers and Guarantors shall use, store and maintain the Pharmacy Scripts with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the HIPAA, as amended and all rules, regulations and orders related thereto) in all material respects; (e) there are no limitations or restrictions on the rights of any Borrower or Guarantor to sell, transfer or otherwise assign the Pharmacy Scripts to any third party so long as such third party has the licenses required under applicable state law to operate a pharmacy and sell products subject to a prescription; (f) each Borrower and Guarantor assumes all responsibility and liability arising from or relating to the use of prescriptions and the maintenance and use of the Pharmacy Scripts; and (g) Borrowers and Guarantors shall keep the Pharmacy Scripts in good and marketable condition.

     SECTION 7.3.7. Pharmacy Receivables Covenants. (a) With respect to the Pharmacy Receivables: (i) each Borrower and Guarantor shall notify the Collateral Monitoring Agent promptly of: (A) any material delay in any Borrower's performance of any of its material obligations to any Account Debtor or the assertion of any material claims, offsets, defenses or counterclaims by any Account Debtor, or any material disputes with Account Debtors, or any settlement, adjustment or compromise thereof, (B) all material adverse information known to any Borrower or Guarantor relating to the financial condition of any Account Debtor reasonably likely to adversely impact the collectability or enforceability of a Pharmacy Receivable or (C) any event or circumstance which, to the best of any Borrower's or Guarantor's knowledge, would cause the Collateral Monitoring Agent to consider any then existing Accounts as no longer constituting Eligible Pharmacy Receivables, (ii) the amounts shown on any invoice delivered to the Collateral Monitoring Agent or schedule thereof delivered to the Collateral Monitoring Agent shall be materially true and complete, (iii) no payments shall be made thereon except payments promptly delivered to the Majority Accounts, (iv) there shall be no material setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to the Collateral Monitoring Agent in accordance with the terms of this Agreement and (v) none of the transactions giving rise thereto will violate any applicable foreign, Federal, State or local laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

     (b) No credit, discount, allowance or extension or agreement in excess of $250,000 individually or $1,000,000 in the aggregate for any of the foregoing shall be granted to any Account Debtor without the Collateral Monitoring Agent's consent, except in the ordinary course of a Borrower's

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or Guarantor's business in accordance with its usual practices and policies and except as disclosed to the Collateral Monitoring Agent in accordance with the provisions of this Agreement. So long as no Event of Default exists or has occurred and is continuing, Borrowers and Guarantors shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor. At any time that an Event of Default exists or has occurred and is continuing, the Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.

     (c) The Collateral Monitoring Agent shall have the right at any time or times, in the Collateral Monitoring Agent's name or in the name of a nominee of the Collateral Monitoring Agent, to verify the validity, amount or any other matter relating to any Pharmacy Receivables, by mail, telephone, facsimile transmission or otherwise, except that no disclosure will be made of Protected Health Information (as contemplated by HIPAA) unless the Collateral Monitoring Agent has executed a Business Associate Agreement (as contemplated by HIPAA), it being noted that the Collateral Monitoring Agent executed such a Business Associate Agreement prior to the Closing Date.

     SECTION 7.3.8. Real Property Covenants. With respect to the Eligible Real
Property: (a) upon the Collateral Monitoring Agent's request, each Borrower and Guarantor shall, at their expense, no more than one (1) time in any twelve (12) month period, but at any time or times as the Collateral Monitoring Agent may request on or after an Event of Default, deliver or case to be delivered to Agent written appraisals as to the Eligible Real Property in form, scope and methodology acceptable to the Collateral Monitoring Agent and by an appraiser acceptable to the Collateral Monitoring Agent, addressed to the Agents and the Lenders and upon which the Agents and the Lenders are expressly permitted to rely; (b) each Borrower and Guarantor shall use the Eligible Real Property with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; and (c) each Borrower and Guarantor shall assume all responsibility and liability arising from the use of the Eligible Real Property.

     SECTION 7.4. Majority Accounts.

     SECTION 7.4.1. Maintaining Majority Accounts. The Borrowers will, and will cause each of the Subsidiaries to, limit the amount of In Store Cash such that the aggregate amount of such cash is not, by the close of business on any day prior to the first anniversary of the Closing Date, in excess of $30,000,000 and on any day on or after the first anniversary of the Closing Date, in excess of $25,000,000. By the close of business on each day, the Borrowers will, and will cause their U.S. Subsidiaries (other than the Insurance Captive) to, sweep substantially all the cash of the Borrowers and their U.S. Subsidiaries (other than the Insurance Captive) into accounts maintained with the Administrative Agent, in accordance with past practices.

     SECTION 7.4.2. Disposition of Funds. If an Event of Default shall have occurred and be continuing or if a Trigger Date shall have occurred and at all times thereafter, the Administrative Agent shall have the right to, at any time and without notice to or consent from any Borrower or Guarantor, direct that any amounts in Majority Accounts or any assets in securities accounts (as defined in the UCC) in each case, of any Borrower or Guarantor, be applied to the payment of any Obligations.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an "Event of Default".

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     SECTION 8.1.1. Non-Payment of Obligations. Any Borrower shall default in the payment or prepayment when due of

          (a) any principal of any Loan, any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to Section 2.6.4; or

          (b) any interest on any Loan, any fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of three days after such amount was due.

     SECTION 8.1.2. Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

     SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. Any Borrower shall default in the due performance or observance of any of its obligations under Section 6.24, Section 6.25, Section 7.1.1, Section 7.1.7,
Section 7.2, Section 7.3 or Section 7.4 or any Obligor shall default in the due performance or observance of its obligations under (a) Article 4 of the Subsidiary Guaranty (to the extent such Article incorporates Section 7.1.1,
Section 7.1.7, Section 7.2, Section 7.3, Section 7.4 or Section 8.1.9 of this Agreement), (b) Section 4.1.5 of a Security Agreement, (c) the first sentence of
Section 4.1 of a Pledge Agreement or (d) Article I of a Mortgage.

     SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Administrative Borrower by the Administrative Agent or any Lender.

     SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Borrower or any of their Subsidiaries or any other Obligor having a principal or stated amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

     SECTION 8.1.6. Judgments. Any judgment or order for the payment of money individually or in the aggregate in excess of $10,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against any Borrower or any of its Subsidiaries or any other Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

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     SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan:

          (a) the institution of any steps by Winn-Dixie, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, Winn-Dixie or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

          (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     SECTION 8.1.8. Change in Control. Any Change in Control shall occur.

     SECTION 8.1.9. Bankruptcy, Insolvency, etc. Winn-Dixie, any of its Subsidiaries or any other Obligor shall

          (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

          (b) apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that Winn-Dixie, each Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by Winn-Dixie, any Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by Winn-Dixie, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that Winn-Dixie, each Subsidiary and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

          (e) take any action authorizing, or in furtherance of, any of the foregoing.

     SECTION 8.1.10. Impairment of Security, etc. Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

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     SECTION 8.1.11. Failure of Subordination. Unless otherwise waived or consented to by the Administrative Agent, the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "Subordination Provisions") shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute "Senior Indebtedness" (or similar term) referring to the Obligations; or Winn-Dixie or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

     SECTION 8.1.12. Default Under Senior Unsecured Notes. Winn-Dixie shall fail to observe or perform any covenant or agreement contained in the Senior Unsecured Notes, the Senior Unsecured Notes Indenture or the other Senior Unsecured Notes Documents, in each case within any applicable grace period, if the effect of such failure or other event is to accelerate the Senior Unsecured Notes, or to permit the holders of the Senior Unsecured Notes, the Trustee or any other Person, to cause or declare the Senior Unsecured Notes to become due and payable or to require the Senior Unsecured Notes to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease the Senior Unsecured Notes to be made, prior to their expressed maturity.

     SECTION 8.1.13. Suspension under Credit Card Agreement, etc.. (a) Any Credit Card Issuer or Credit Card Processor withholds payment of amounts otherwise payable to a Borrower to fund a reserve account or otherwise holds as collateral, or shall require a Borrower to pay funds into a reserve account or for such Credit Card Issuer or Credit Card Processor to otherwise hold as collateral, or any Borrower shall provide a letter of credit, guarantee, indemnity or similar instrument to or in favor of such Credit Card Issuer or Credit Card Processor such that in the aggregate all of such funds in the reserve account, other amounts held as collateral and the amount of such letters of credit, guarantees, indemnities or similar instruments shall exceed $40,000,000; or (b) any Credit Card Issuer or Credit Card Processor shall send written notice to any Borrower that it is ceasing to make or suspending payments to any Borrower of amounts due or to become due to any Borrower or shall cease or suspend such payments, or shall send written notice to any Borrower that it is terminating its arrangements with any Borrower or such arrangements shall terminate as a result of any event of default under such arrangements, which continues for more than the applicable cure period, if any, with respect thereto, unless such Borrower shall have entered into arrangements with another Credit Card Issuer or Credit Card Processor, as the case may be, within forty-five (45) days after the date of any such notice.

     SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically and immediately terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations but excluding Hedging Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person and each Obligor shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

     SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section
8.1.9 with respect to any Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Administrative Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations but excluding Hedging Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other

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Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrowers shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

     SECTION 8.4. Application of Proceeds. Any moneys received or collected from any Borrower or Subsidiary Guarantor after the occurrence of an Event of Default (including the monetary proceeds of collections or of realization upon any Collateral) shall be applied as follows:

     First, to pay any costs and expenses or other liabilities of any kind incurred by the Collateral Monitoring Agent or the Administrative Agent in connection with any actions relating to any Collateral (including without limitation, audit and monitoring expenses and any expenses and liabilities in connection with foreclosing upon any Collateral) or the enforcement of any Loan Document,

     Second, to pay any other fees, indemnities or expense reimbursements then due to the Collateral Monitoring Agent or the Administrative Agent from any Borrower or Subsidiary Guarantor,

     Third, ratably, to pay all accrued (a) interest in respect of any Loans (and including any Special Agent Advances), (b) Subfacility Letter of Credit Fees, (c) Standby Letter of Credit Fees and (d) Unused Line Fees,

     Fourth, to pay or prepay principal in respect of Special Agent Advances and Loans made pursuant to (and to Cash Collateralize all Letters of Credit issued pursuant to) Section 10.21,

     Fifth, ratably, to (a) pay principal due in respect of the Loans, (b) pay Obligations outstanding under Rate Protection Agreements, (c) pay any reimbursement amounts outstanding with respect to, and Cash Collateralize all other obligations (including contingent obligations) in respect of, Subfacility Letters of Credit and (d) pay any reimbursement amounts outstanding with respect to, and Cash Collateralize all other obligations (including contingent obligations) in respect of, Standby Letters of Credit, and

     Sixth, to pay or prepay any other Obligations whether or not then due, in such order and manner as the Administrative Agent determines.

                                   ARTICLE IX
                                   THE AGENTS

     SECTION 9.1. Actions. Each Lender hereby appoints Wachovia Bank as its Administrative Agent and Congress as its Collateral Monitoring Agent under and for purposes of each Loan Document. Each Lender authorizes the Administrative Agent and the Collateral Monitoring Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent or the Collateral Monitoring Agent (with respect to which the Administrative Agent and the Collateral Monitoring Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent or the Collateral Monitoring Agent by the terms hereof and thereof, together with such powers as may be incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, the Collateral Monitoring Agent and the Arranger, pro rata according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed

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on, incurred by, or asserted against, the Administrative Agent, the Collateral
Monitoring Agent or the Arranger, as the case may be, or in any way relating to or arising out of any Loan Document (including attorneys' fees and expenditures to protect or preserve any collateral), and as to which the Administrative Agent, the Collateral Monitoring Agent or the Arranger, as the case may be, is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which (a) in the case of liabilities, obligations, losses, damages, claims, costs or expenses claimed by the Administrative Agent, are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent's gross negligence or willful misconduct, (b) in the case of liabilities, obligations, losses, damages, claims, costs or expenses claimed by the Arranger, are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Arranger's gross negligence or willful misconduct, and
(c) in the case of liabilities, obligations, losses, damages, claims, costs or expenses claimed by the Collateral Monitoring Agent, are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Collateral Monitoring Agent's gross negligence or willful misconduct. The Administrative Agent and the Collateral Monitoring Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Administrative Agent or the Collateral Monitoring Agent shall be or become, in the Administrative Agent's or the Collateral Monitoring Agent determination, inadequate, the Administrative Agent or the Collateral Monitoring Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

     SECTION 9.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to any Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and such Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to such Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of a Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Loans comprising such Borrowing.

     SECTION 9.3. Exculpation. None of the Administrative Agent, the Collateral Monitoring Agent, the Arranger or any of their respective directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations. Any such inquiry which may be made by an Agent shall not obligate it to make any further inquiry or to take any action. The Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person. The Agents may discharge their responsibilities and actions hereunder and under the Loan Documents through affiliates and/or sub-agents selected by them.

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     SECTION 9.4. Successor. Each Agent may resign as such at any time upon at least 30 days' prior notice to the Administrative Borrower and all Lenders. If an Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent or Collateral Monitoring Agent, as applicable, which shall thereupon become the Administrative Agent or the Collateral Monitoring Agent, as the case may be, hereunder. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; provided, however, that if, such retiring Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent or the Collateral Monitoring Agent, as the case may be, hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent or Collateral Monitoring Agent hereunder by a successor Administrative Agent or the Collateral Monitoring Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation hereunder as the Administrative Agent or the Collateral Monitoring Agent, as the case may be, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent or the Collateral Monitoring Agent under the Loan Documents, and Section 10.3 and Section 10.4 shall continue to inure to its benefit.

     SECTION 9.5. Loans by Wachovia Bank and Congress. Wachovia Bank and Congress shall have the same rights and powers with respect to (x) the Credit Extensions made by them or any of their Affiliates, and (y) the Notes held by them or any of their Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent or the Collateral Monitoring Agent. Wachovia Bank and Congress and their Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Subsidiary or Affiliate of any Borrower as if Wachovia Bank were not the Administrative Agent hereunder were not the Swing Line Lender hereunder and Congress were not the Collateral Monitoring Agent hereunder.

     SECTION 9.6. Credit Decisions. Each Lender acknowledges that it has, independently of the Agents and each other Lender, and based on such Lender's review of the financial information of the Borrowers, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agents and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

     SECTION 9.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request given to the Administrative Agent by a Borrower pursuant to the terms of the Loan Documents for distribution to the Lenders (unless concurrently delivered to the Lenders by the Borrower). Each Agent will distribute to each Lender each document or instrument received by such Agent for the account of such Lender and copies of all other communications received by such Agent

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from a Borrower for distribution to the Lenders by such Agent to the extent required to be so distributed in accordance with the terms of the Loan
Documents.

     SECTION 9.8. Reliance by Agents. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties. For purposes of applying amounts in accordance with this Section, each Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of either Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and Winn-Dixie to the contrary, each Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

     SECTION 9.9. Defaults. Neither Agent shall be deemed to have knowledge or notice of the occurrence of a Default unless such Agent has received a written notice from a Lender or Winn-Dixie specifying such Default and stating that such notice is a "Notice of Default". In the event that an Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default as shall be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

     SECTION 9.10. Syndication and Co-Documentation Agents. The entities identified on the cover page of this Agreement as the "Syndication Agent" and the "Co-Documentation Agents", respectively, shall, in each case, not have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to all Lenders as such. Without limiting the foregoing, the entities so identified as the "Syndication Agent" and the "Co-Documentation Agents", respectively, shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on the entities so identified as the "Syndication Agent" and the "Co-Documentation Agents" in deciding to enter into this Agreement and each other Loan Document to which it is a party or not taking action hereunder or thereunder.

     SECTION 9.11. Field Audit, Examination Reports and other Information. By signing this Agreement, each Lender:

          (a) is deemed to have requested that the Collateral Monitoring Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report and report with respect to the Borrowing Base prepared or received by the Collateral Monitoring Agent (each field audit or examination report and report with respect to the borrowing base being referred to herein as a "Report" and collectively, "Reports"), appraisal and financial statements;

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          (b)  expressly agrees and acknowledges that the Collateral Monitoring
     Agent (i) does not make any representation or warranty as to the accuracy of any Report, appraisal or financial statement or (ii) shall not be liable for any information contained in any Report, appraisal or financial statement;

          (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Collateral Monitoring Agent or any other party performing any audit or examination will inspect only specific information regarding the Borrowers and Guarantors and will rely significantly upon the Borrowers' and Guarantors' books and records, as well as on representations of the Borrowers' and Guarantors' personnel; and

          (d) agrees to keep all Reports confidential and strictly for its internal use in accordance with customary banking practices, and not to distribute or use any Report in any other manner.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

     SECTION 10.1. Waivers, Amendments, etc. The provisions of each Loan Document (not including, for any purposes of this Section 10.1, the Proposal Letter or any Rate Protection Agreement, each of which shall be governed by the terms thereof) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided, however, that no such amendment, modification or waiver shall:

          (a)  modify this Section without the consent of all Lenders;

          (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or extend the final Stated Maturity Date for any Lender's Loan, in each case without the consent of such Lender directly affected thereby (it being agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

          (c) reduce the principal amount of or rate of interest on any Lender's Loan or Reimbursement Obligation owing to it, reduce any fees described in Article III payable to any Lender or extend the date on which interest or fees are payable in respect of such Lender's Loans, in each case without the consent of such Lender directly affected thereby;

          (d) reduce the percentage set forth in the definition of "Required Lenders" or modify any requirement hereunder that any particular action be taken by a specific percentage of Lenders (whether it be Required Lenders or all Lenders) without the consent of all Lenders;

          (e) (i) increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit, (ii) extend the Stated Expiry Date of any Subfacility Letter of Credit beyond the Commitment Termination Date without compliance with all requirements of the proviso to
     Section 2.1.2(a), without the consent of all of the Lenders deemed to participate in such Letter of Credit or (iii) extend the Stated Expiry Date of any Standby Letter of Credit beyond the Commitment Termination Date without compliance with all requirements of the proviso to Section 2.1.3(a), without the consent of all of the Lenders deemed to participate in such Letter of Credit;

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          (f)  except as otherwise expressly provided in a Loan Document, (i)
     release the Borrowers from their Obligations under the Loan Documents, (ii) release parties from the Subsidiary Guaranty comprising all or substantially all of the value represented by the Subsidiary Guaranty or all or substantially all of the collateral from the Liens under the Loan Documents, or a material portion of the Borrowing Base Assets (except as permitted in accordance with Section 7.2.11), or (iii) increase the five (5%) percent of the Borrowing Base cap on Special Agent Advances contained in Section 2.1.1 or Section 10.21, in each case, with respect to each of subclauses (i), (ii) and (iii), without the consent of all Lenders;

          (g) (i) increase the advance percentage rates constituting part of the Borrowing Base, (ii) increase the Revolving Loan Commitment Amount or the Standby Letter of Credit Commitment Amount or (iii) decrease the amount of Adjusted Excess Availability required under Section 7.2.4(a) or increase the advance percentage rates constituting part of the Adjusted Borrowing Base, in each case with respect to each of subclauses (i), (ii) and (iii), without the consent of all Lenders;

          (h) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent), the Issuer (in its capacity as Issuer) or the Collateral Monitoring Agent (in its capacity as Collateral Monitoring Agent), unless consented to by the Administrative Agent, the Issuer or the Collateral Monitoring Agent, as the case may be; or

          (i) change the relative priority of the Obligations set forth in
     Section 8.4, without the consent of all Lenders.

No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. All rights and remedies provided for in this Agreement are cumulative, and not exclusive of rights and remedies provided by law. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 10.2. Notices; Time. All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to a Borrower or an Agent, at its address or facsimile number set forth below its signature in this Agreement, and if to a Lender or Issuer to the applicable Person at its address or facsimile number set forth on Schedule II hereto or set forth in the Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. The parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

     SECTION 10.3. Payment of Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable expenses of the Agents and the Arranger (including the fees, out-of-pocket expenses and other charges of Shearman & Sterling LLP, Otterbourg, Steindler, Houston & Rosen, P.C.

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and of local counsel, if any, who may be retained by or on behalf of the Agents and the Arranger) together with such advance funds as may from time to time be requested, in connection with

          (a) the negotiation, preparation, execution, delivery and ongoing administration (including analyzing and/or providing legal advice) of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time hereafter be required, whether or not the transactions contemplated hereby or thereby are consummated;

          (b) the filing, recording, refiling and rerecording of any Loan Document and/or any Filing Statements relating thereto and all amendments, supplements, amendments and restatements and other modifications to any thereof, searches made following the Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties have been recorded and any and all other documents or instruments of further assurance required to be filed, recorded, refiled or rerecorded by the terms of any Loan Document;

          (c) the preparation and review of the form of any document or instrument relevant to any Loan Document;

          (d) out-of-pocket appraisal fees and field examination expenses, plus a per diem field examination charge at the Collateral Monitoring Agent's then standard rate for the Collateral Monitoring Agent's examiners in the field and office (which rate as of the date hereof is $800 per person per day, plus travel, hotel and other out-of-pocket expenses); provided that the Borrowers shall not be liable for such charge per day of the Collateral Monitoring Agent's examiners to the extent such charges, incurred following the Closing Date, exceed $75,000 during any Fiscal Year so long as no Event of Default has occurred and is continuing; and

          (e)  the syndication of the Loans.

The Borrowers further jointly and severally agree to pay, and to save each Secured Party and the Arranger harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Notes. The Borrowers also jointly and severally agree to reimburse each Secured Party and the Arranger upon demand for all their reasonable out-of-pocket expenses (including their reasonable attorneys' fees and legal expenses of counsel to each of them) in connection with (x) the negotiation of any restructuring or "work-out" with the Borrowers, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

     SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement and the financing arrangements contemplated hereunder, each of the Borrowers hereby jointly and severally indemnifies, exonerates and holds each Secured Party, the Arranger, each Agent and each of their respective officers, directors, employees, trustees, investment advisors and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith or in connection with the preparation of a defense in relation thereto, as the case may be (irrespective of whether any such action for which indemnification hereunder is sought is brought by any Borrower, the equityholders or creditors of any Borrower or by an Indemnified Party or whether an Indemnified Party is otherwise a party to such action), including reasonable attorneys' fees, disbursements and other charges, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third

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parties (collectively, the "Indemnified Liabilities"), incurred by the
Indemnified Parties or any of them as a result of, or arising out of, or relating to

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the transactions contemplated herein;

          (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, provided that any such action is resolved in favor of such Indemnified Party);

          (c) any investigation, litigation or proceeding or preparation of a defense in connection therewith related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;

          (d) any investigation, litigation or proceeding or preparation of a defense in connection therewith related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

          (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any Real Property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

          (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     SECTION 10.5. Survival. The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
Section 9.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 10.3 and 10.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

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     SECTION 10.6. Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 10.7. Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

     SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrowers, the Agents, the Arranger and each Lender (or notice thereof satisfactory to the Administrative Agent), shall have been received by the Administrative Agent and all of the conditions set forth in
Section 5.1 have been fulfilled to the satisfaction of the Administrative Agent.

     SECTION 10.9. Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE LAWS OF THE STATE OF NEW YORK. EACH IMPORT LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (UCP500--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 500 (THE "UCP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE UCP RULES, THE LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrowers may not assign or transfer their rights or obligations hereunder without the consent of all Lenders.

     SECTION 10.11. Sale and Transfer of Credit Extensions; Participations in Credit Extensions Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.

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     SECTION 10.11.1.   Assignments.  Any Lender (such Lender, the "Assignor
Lender"), pursuant to a Lender Assignment Agreement,

          (a) subject to clause (b) of this Section 10.11.1, with the consent of the Winn-Dixie and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and, which consent, in the case of Winn-Dixie, shall not be required during the continuation of a Default or for any assignment to one or more Eligible Assignees; provided, however, that the Administrative Agent in any event may withhold such consent in its sole discretion to an assignment to a Person not satisfying the credit ratings set forth in clause (f)) may at any time assign and delegate to one or more Eligible Assignees and other Persons; and

          (b) upon notice to Winn-Dixie and the Administrative Agent, upon the Administrative Agent's acknowledgment on a Lender Assignment Agreement, may assign and delegate to any of its Affiliates, any Related Fund or to any other Lender;

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Assignor Lender's Loans, Subfacility Letter of Credit Outstandings, Standby Letter of Credit Outstandings and Commitments in a minimum aggregate amount of $5,000,000 (or, if less, the entire remaining amount of such Assignor Lender's Loans, Subfacility Letter of Credit Outstandings, Standby Letter of Credit Outstandings and Commitments), such minimum amount not to be applicable in the case of an assignment by such Assignor Lender to another Lender, any Related Fund or its Affiliates. Each Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with a Lender in connection with the interests so assigned and delegated to an Assignee Lender until

          (c) notice of such assignment and delegation, together with (i) payment instructions, (ii) the Internal Revenue Service forms or other statements contemplated or required to be delivered pursuant to Section 4.6, if applicable, and (iii) addresses and related information with respect to such Assignee Lender, shall have been delivered to Winn-Dixie and the Administrative Agent by such Assignor Lender and such Assignee Lender;

          (d) such Assignee Lender shall have executed and delivered to the Administrative Borrower and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

          (e)  the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement and such assignment is registered with Register pursuant to clause (b) of Section 2.7, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender under the Loan Documents, and (y) the Assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of notice that the Administrative Agent has received and accepted an executed Lender Assignment Agreement (and if requested by the Assignee Lender), but subject to clause (c), each Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) a new Note evidencing such Assignee Lender's assigned Loans and Commitments and, if the Assignor Lender has retained Loans and Commitments hereunder (and if requested by such Lender), a replacement Note in the principal amount of the Loans and Commitments retained by the Assignor Lender hereunder (such

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Note to be in exchange for, but not in payment of, the Note then held by such
Assignor Lender). Each such Note shall be dated the date of the predecessor Note. The Assignor Lender shall mark each predecessor Note "exchanged" and deliver each of them to the applicable Borrower. Accrued interest on the assigned Loans and Commitments, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on the retained Loans and Commitments shall be paid to the Assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such Assignor Lender or such Assignee Lender must also pay a processing fee in the amount of $3,500 to the Administrative Agent upon delivery of any Lender Assignment Agreement; provided that no such processing fee shall be required in connection with any such assignment and delegation (i) by a Lender to its Affiliate or to a Related Fund, (ii) by a Lender to a Federal Reserve Bank (or, if such Lender is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee) or (iii) if the non-payment of the processing fee is otherwise consented to in writing by the Administrative Agent. Notwithstanding any other term of this Section, the agreement of Wachovia Bank to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of Wachovia Bank to make any assignment of its Loans or Commitments, it being understood and agreed that Wachovia Bank may terminate its Swing Line Loan Commitment, either in whole or in part, in connection with the making of any assignment. Any attempted assignment and delegation not made in accordance with this Section shall be null and void. Notwithstanding anything to the contrary set forth above, any Lender may (without requesting the consent of any Borrower or the Administrative Agent) pledge its Loans (a) to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (b) in the case of any Lender which is a fund that invests in loans, to any trustee or any other representative of holders of obligations owed or securities issued by such Lender as security for such obligations or securities; provided that no such pledge or assignment shall (x) release any Lender from any of its obligations hereunder or (y) substitute any such pledgee or assignee for such Lender as a party hereto.

          (f) In the event that S&P or Moody's, shall, after the date that any Person becomes a Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then Winn-Dixie, the Swing Line Lender and each Issuer shall each have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with a financial institution (a "Substitute Lender") acceptable to Winn-Dixie and the Administrative Agent (such consents not to be unreasonably withheld or delayed; provided that no such consent shall be required if the Substitute Lender is an existing Lender), and upon any such downgrading of any Lender's long-term certificate of deposit rating, each such Lender hereby agrees to transfer and assign (in accordance with Section 10.11.1) all of its Commitments and other rights and obligations under the Loan Documents (including Reimbursement Obligations) to such Substitute Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Substitute Lender shall be in the amount of such Lender's Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under Sections 4.2, 4.3, 4.5 and 4.6, which shall be paid by the Borrowers), owing to such Lender hereunder. Upon any such termination or assignment, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

     SECTION 10.11.2. Participations. Any Lender may, without the consent of or notice to any Borrower or the Administrative Agent, sell to one or more commercial banks or other Persons (each of

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such commercial banks and other Persons being herein called a "Participant")
participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

              (a) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations under any Loan Document;

              (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

              (c) each Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under each Loan Document;

              (d) no Participant, unless such Participant is an Affiliate of such Lender or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action under any Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clauses (a), (b), (c) or (f) of Section 10.1 with respect to Obligations participated in by such Participant;

              (e) no Borrower shall be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold;

              (f) such Lender shall, as agent of the Borrowers solely for the purpose of this Section, record in book entries maintained by such Lender the name of its Participants and the amount such Participants are entitled to receive in respect of any participating interests sold pursuant to this Section; and

              (g) each participation permitted pursuant to this Section shall be in a minimum aggregate amount of $5,000,000 (or, if less, the entire remaining amount of such Lender's Loans, Subfacility Letter of Credit Outstandings, Standby Letter of Credit Outstandings and Commitments).

Each Borrower acknowledges and agrees that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 7.1.1, 10.3 and 10.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the Borrowers for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall (x) as agent for the Borrowers solely for purposes of this Section 10.11.2, record in book entries maintained by such Lender, the name and amount of the participating interest of each Participant entitled to receive payments in respect of such participating interest, and (y) indemnify and hold harmless the Borrowers and the Administrative Agent from and against any Taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by any Borrower or the Administrative Agent as a result of the failure of any Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to any Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

       SECTION 10.12. Other Transactions. Nothing contained herein shall preclude the Agents, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with any Borrower or any of its Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

       SECTION 10.13. Certain Collateral and Other Matters; Rate Protection Agreements. The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any collateral security or the Loan Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the collateral security granted pursuant to the Loan Documents.

              (a) The Lenders irrevocably authorize the Administrative Agent to release any security interest or Lien granted to or held by the Administrative Agent upon any real or personal collateral and satisfy of record any Mortgage and to terminate any Collateral Access Agreement, Processor Letter or Direction Letter (in which case the Lenders hereby authorize the Administrative Agent to execute, and the Administrative Agent agrees, if requested by the Borrowers in writing and at the Borrowers' sole joint and several expense, to execute, reasonable releases, notices or terminations (including UCC-3 termination statements and satisfaction of the Mortgages, as may be applicable) in connection with this Agreement) (i) on the Termination Date; (ii) constituting real and personal property sold or to be sold or disposed of as part of or in connection with any Disposition (including any Permitted Disposition or a Permitted Sale and Leaseback Transaction) made in compliance with the terms of this Agreement; (iii) constituting property in which a Borrower or any Subsidiary of a Borrower owned no interest at the time the security interest and/or Lien was granted or at any time thereafter; (iv) constituting property leased to a Borrower or any Subsidiary of a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Borrower or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the Indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Required Lenders or, if required by Section 10.1, each Lender. Upon request by the Administrative Agent at any time, each Lender will confirm in writing the Administrative Agent's authority to release particular types or items of collateral pursuant to this
       Section 10.13.

              (b) The Agents shall have no obligation whatsoever to any Lender or any other Person to investigate, confirm or assure that the Collateral exists or is owned by any Borrower or Guarantor or is cared for, protected or insured or has been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the Loans or Letters of Credit hereunder, or whether any particular reserves are appropriate, or that the liens and security interests granted to the Agents pursuant hereto or any of the Loan Documents or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agents in this Agreement or in any of the other Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agents may act in any manner they may deem appropriate, in their discretion, given the Agents' own interest in the Collateral as Lenders and that the Agents shall have no duty or liability whatsoever to any other Lender.

              (c) Each Lender which enters into arrangements with a Borrower in respect of Rate Protection Agreements hereby agrees to supply the Administrative Agent in writing on each

       Quarterly Payment Date with the amount of any termination obligations of such Borrower thereunder and any net payments owing by such Borrower thereunder.

       SECTION 10.14. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, ANY ISSUER OR ANY BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

       SECTION 10.15. Waiver of Jury Trial. EACH AGENT, EACH LENDER, EACH ISSUER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, SUCH LENDER, SUCH ISSUER OR ANY BORROWER IN CONNECTION THEREWITH. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE EACH AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS. EACH BORROWER HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEMS (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS ITS AGENT TO RECEIVE, ON SUCH BORROWER'S BEHALF AND ON BEHALF OF SUCH BORROWER PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO EACH BORROWER IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND EACH

BORROWER HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.

       SECTION 10.16. Reallocation and Assignment of Existing Revolving Loans and L/C Obligations with Respect to Existing Letters of Credit. The credit extensions and commitments made by the Existing Lenders and outstanding pursuant to the Existing Credit Agreement shall be assigned without recourse and re-allocated among the Lenders so that, and credit extensions and commitments shall be made by the Lenders pursuant to this Agreement so that, from and after the Closing Date, the respective commitments and credit extensions of the Lenders shall be in accordance with Schedule II. Credit extensions made by Existing Lenders shall, effective as of the Closing Date, be evidenced and governed by this Agreement and the Loan Documents.

       SECTION 10.17. Effect of this Agreement. This Agreement amends and restates the Existing Credit Agreement in its entirety and is entitled to the benefit of all existing Loan Documents. Any reference in any other Loan Document to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Existing Credit Agreement shall mean and refer to this Agreement. Any reference in any other Loan Document to the "Obligations" or any similar term including or referencing obligations under the Existing Credit Agreement shall include and reference the Obligations as defined in this Agreement. All Obligations under the Existing Credit Agreement and the other Loan Documents shall continue to be outstanding except as expressly modified by this Agreement and shall be governed in all respects by this Agreement and the other Loan Documents, it being agreed and understood by the parties hereto that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Existing Credit Agreement or any other Loan Document except as expressly modified by this Agreement, nor, except as expressly provided herein, does it operate as a waiver of any right, power or remedy of any Lender under any Loan Document. The security interests granted pursuant to any Loan Documents shall, as modified hereby, continue in full force and effect, and are hereby affirmed, with respect to this Agreement and the Obligations as defined herein. In the event of a conflict between the terms and provisions of this Agreement and the terms and provisions of any other Loan Document, the terms and provisions of this Agreement shall govern.

       SECTION 10.18. Appointment of the Administrative Borrower as Agent for Requesting Loans and Receipts of Loans and Statements.

       (a) Each Borrower hereby irrevocably appoints and constitutes the Administrative Borrower as its agent to request and receive Loans and Letters of Credit pursuant to this Agreement and the other Loan Documents from any Agent or any Lender in the name or on behalf of such Borrower. The Agents and Lenders may disburse the Loans to such bank account of the Administrative Borrower or a Borrower or otherwise make such Loans to a Borrower and provide such Letters of Credit to a Borrower as the Administrative Borrower may designate or direct, without notice to any other Borrower or Obligor. Notwithstanding anything to the contrary contained herein, the Agents may at any time and from time to time require that Loans to or for the account of any Borrower be disbursed directly to an operating account of such Borrower.

       (b) The Administrative Borrower hereby accepts the appointment by the other Borrowers to act as the agent of the Borrowers pursuant to this Section
10.18. The Administrative Borrower shall ensure that the disbursement of any Loans to each Borrower requested by or paid to or for the account of, or the issuance of any Letters of Credit for a Borrower or Subsidiary Guarantor hereunder, shall be paid to or for the account of such Borrower or Subsidiary Guarantor.

       (c) Each Borrower and other Guarantor hereby irrevocably appoints and constitutes the Administrative Borrower as its agent to receive statements on account and all other notices from the Agents and Lenders with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents.

       (d) Any notice, election, representation, warranty, agreement or undertaking by or on behalf of any other Borrower or any Guarantor by the Administrative Borrower shall be deemed for all purposes to have been made by such Borrower or Guarantor, as the case may be, and shall be binding upon and enforceable against such Borrower or Guarantor to the same extent as if made directly by such Borrower or Guarantor.

       (e) No purported termination of the appointment of the Administrative Borrower as agent as aforesaid shall be effective, except after ten (10) days' prior written notice to the Agents.

       SECTION 10.19. Waiver of Counterclaims, etc.. Each Borrower and Guarantor waives (a) all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto and (b) any rights to punitive or consequential damages.

       SECTION 10.20. Patriot Act Notice, etc. Each Lender and the Administrative Agent (for itself and not on behalf of any other party) hereby notifies the Borrowers that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the names and addresses and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower in accordance with the Patriot Act. The Borrowers will, and will cause each of their Subsidiaries to, provide, to the extent commercially reasonable or required by applicable law or regulation, such information and take such actions as are reasonably requested by the Administrative Agent or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

       SECTION 10.21. Additional Loans. The Administrative Agent and the Issuer shall not make any Loans or issue any Letters of Credit on behalf of the Lenders intentionally and with actual knowledge that such Loans or Letters of Credit would cause the aggregate outstanding principal amount of the Loans and Total Letter of Credit Outstandings to exceed the Borrowing Base, without the prior consent of all Lenders, except that, the Administrative Agent may make such additional Loans or the Issuer may issue such additional Letters of Credit on behalf of Lenders, intentionally and with actual knowledge that such Loans or Letters of Credit will cause the aggregate outstanding principal amount of the Loans and Total Letter of Credit Outstandings to exceed the Borrowing Base, as the Administrative Agent may deem necessary or advisable in its discretion, provided, that: (a) the total principal amount of the additional Loans or additional Letters of Credit which the Administrative Agent or the Issuer may make or provide after obtaining such actual knowledge that the aggregate outstanding principal amount of the Loans and Total Letter of Credit Outstandings equal or exceed the Borrowing Base, plus the amount of Special Agent Advances made pursuant to Section 2.1.1 hereof then outstanding, shall not exceed the aggregate amount equal to five (5%) percent of the Borrowing Base and shall not cause the aggregate outstanding principal amount of the Loans and Total Letter of Credit Outstandings to exceed the Total Commitment Amount, (b) the aggregate outstanding principal amount of the Loans made and Subfacility Letters of Credit issued in reliance upon this Section 10.21 may make or provide plus the aggregate principal amount of Revolving Loans, Swing Line Loans and Subfacility Letter of Credit Outstandings outstanding with respect to all the Borrowers at any one time shall not exceed the Revolving Loan Commitment Amount and (c) no such additional Loan or Letter of Credit shall be outstanding more than ninety (90) days after the date such additional Loan or Letter of Credit is made or issued (as the case may be), except as the Required Lenders may otherwise agree. Each Lender shall be obligated to pay the Administrative Agent the amount of its Percentage of any such additional Loans or Letters of Credit.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

         BORROWERS:

                                WINN-DIXIE STORES, INC.,
                                   as the Administrative Borrower and a Borrower

                                By: /s/   Kellie D. Hardee
                                    --------------------------------------------
                                   Title: Vice President, Finance and Treasurer


                                SAVE RITE GROCERY WAREHOUSE, INC.,
                                   as a Borrower

                                By: /s/   Kellie D. Hardee
                                    --------------------------------------------
                                   Title: Vice President, Finance and Treasurer


                                WINN-DIXIE CHARLOTTE, INC.,
                                   as a Borrower

                                By: /s/   Kellie D. Hardee
                                    --------------------------------------------
                                   Title: Vice President, Finance and Treasurer


                                WINN-DIXIE SUPERMARKETS, INC.,
                                   as a Borrower

                                By: /s/   Kellie D. Hardee
                                    --------------------------------------------
                                   Title: Vice President, Finance and Treasurer

                               WINN-DIXIE LOUISIANA, INC.,
                                  as a Borrower

                               By: /s/   Kellie D. Hardee
                                   ---------------------------------------------
                                  Title: Vice President, Finance and Treasurer


                               WINN-DIXIE MONTGOMERY, INC.,
                                  as a Borrower

                               By: /s/   Kellie D. Hardee
                                   ---------------------------------------------
                                  Title: Vice President, Finance and Treasurer


                               WINN-DIXIE PROCUREMENT, INC.,
                                  as a Borrower

                               By: /s/   Kellie D. Hardee
                                   ---------------------------------------------
                                  Title: Vice President, Finance and Treasurer


                               WINN-DIXIE RALEIGH, INC.,
                                  as a Borrower

                               By: /s/   Kellie D. Hardee
                                   ---------------------------------------------
                                  Title: Vice President, Finance and Treasurer

AGENTS AND LENDERS:

                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as the Administrative Agent, Issuer and Swing Line Lender

                           By: /s/   Kim Quinn
                               ------------------------------------------------
                              Title: Director


                           WACHOVIA CAPITAL MARKETS, LLC,
                              as the Arranger

                           By: /s/   Kim Quinn
                               -------------------------------------------------
                              Title: Director


                           GMAC COMMERCIAL FINANCE LLC
                              as the Syndication Agent

                           By: /s/   Field Smith
                               -------------------------------------------------
                              Title: Director


                           WELLS FARGO FOOTHILL, LLC
                              as Co-Documentation Agent

                           By: /s/   Guy K. Fuchs
                               -------------------------------------------------
                              Title: Executive Vice President

                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                         as Co-Documentation Agent

                                      By: /s/   Charles Chiodo
                                          --------------------------------------
                                         Title: Duly Authorized Signatory


                                      THE CIT GROUP/BUSINESS CREDIT, INC.
                                         as Co-Documentation Agent

                                      By: /s/   Susan Williams
                                          --------------------------------------
                                         Title: Assistant Vice President


                                      CONGRESS FINANCIAL CORPORATION (FLORIDA),
                                         as the Collateral Monitoring Agent

                                      By: /s/   Darryl Kuriger
                                          --------------------------------------
                                         Title: Vice President

                                      AMSOUTH BANK

                                      By: /s/   Kevin R. Rogers
                                          --------------------------------------
                                         Title: Attorney-In-Fact


                                      BANK ONE

                                      By: /s/   J. Devin Mock
                                          --------------------------------------
                                         Title: Director


                                      FLEET RETAIL GROUP, INC.

                                      By: /s/   Christine M. Scott
                                          --------------------------------------
                                         Title: Vice President


                                      ISRAEL DISCOUNT BANK

                                      By: /s/   Roberto Munoz and Herbert Fried
                                          --------------------------------------
                                         Title: Each a Senior Vice President


                                      MERRILL LYNCH CAPITAL

                                      By: /s/   Tara Wrobel
                                          --------------------------------------
                                         Title: Vice President


                                      NATIONAL CITY BUSINESS CREDIT, INC.

                                      By: /s/   Thomas W. Buda, Jr.
                                          --------------------------------------
                                         Title: Vice President

                              PNC BUSINESS CREDIT

                              By: /s/   Bill Handley
                                  ----------------------------------------------
                                 Title: Senior Vice President


                              RZB FINANCE LLC

                              By: /s/   Eric Salat
                                  ----------------------------------------------
                                 Title: Group Vice President


                              SIEMENS FINANCIAL SERVICES, INC.

                              By: /s/   Frank Amodio
                                  ----------------------------------------------
                                 Title: Vice President-Credit


                              SUNTRUST BANK

                              By: /s/   Charles B. Biggers III
                                  ----------------------------------------------
                                 Title: Director


                              UBS AG, STAMFORD BRANCH

                              By: /s/   Winstowe Ogbourne
                                  ----------------------------------------------
                                 Title: Associate Director, Banking Products


                              WEBSTER BUSINESS CREDIT CORP.

                              By: /s/   Bradford Mitch
                                  ----------------------------------------------
                                 Title: Vice President

                                                                      SCHEDULE I

                     DISCLOSURE SCHEDULE TO CREDIT AGREEMENT

ITEM 5.1.15. Properties.

ITEM 6.6. Material Adverse Changes.

ITEM 6.7. Litigation.

ITEM 6.8(a)(i) Existing U.S. Subsidiaries.

ITEM 6.8(a)(ii) Existing Bahamian Subsidiaries.

ITEM 6.8(b) Material Subsidiaries.

ITEM 6.11. Employee Benefit Plans.

ITEM 6.12. Environmental Matters.

ITEM 6.18. Compliance with Laws.

ITEM 6.21. Intellectual Property.

ITEM 6.23. Material Contracts.

ITEM 6.25(b). Majority Accounts

ITEM 6.25(c). Securities Accounts

ITEM 6.26. Collective Bargaining Agreements.

ITEM 6.27. Distribution Centers.

ITEM 6.28. Debit and Credit Card Processing Arrangements.

ITEM 6.30. Bank Accounts held with Direction Banks.

ITEM 7.2.2(a). Existing Letters of Credit
               Part I: Existing Letters of Credit deemed to be issued as
                       Subfacility Letters of Credit
               Part II: Existing Letters of Credit deemed to be issued as
                        Standby Letters of Credit

ITEM 7.2.2(b). Indebtedness to be Paid.

ITEM 7.2.2(c). Existing Indebtedness.

ITEM 7.2.3(c.) Existing Liens.

ITEM 7.2.5(a). Existing Investments.

ITEM 7.2.11(b)(i). Certain Asset Dispositions

                                                                     SCHEDULE II

                       [ON FILE WITH ADMINISTRATIVE AGENT]

                                      S-1